================================================================================

     As filed with the Securities and Exchange Commission on April 30, 2004
                       Registration No. 33-54126; 811-7332

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (TM)

                     Post-Effective Amendment No. 51     [ ]

                                       and

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (TM)

                             Amendment No. 55     [ ]
                        (Check appropriate box or boxes)

                                   ----------

                         BARCLAYS GLOBAL INVESTORS FUNDS
               (Exact Name of Registrant as specified in Charter)
                                45 Fremont Street
                             San Francisco, CA 94105
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (877) 244-1544

                                 Susan C. Mosher
                       c/o Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                                 With a copy to:
                             Marco E. Adelfio, Esq.
                             Morrison & Foerster LLP
                         2000 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to [_] On pursuant to Rule 485(b) Rule 485(b), or

[_]  60 days after filing pursuant to     [_]  on pursuant to Rule 485(a)(1)
Rule 485(a)(1), or

[_]  75 days after filing pursuant to     [_]  on pursuant to Rule 485(a)(2)
Rule 485(a)(2), or

If appropriate, check the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment No. 51 is being filed to add to the Registration Statement of Barclays Global Investors Funds (the "Trust") audited financial statements and certain related financial information for the fiscal year ended December 31, 2003 for the Trust's Bond Index, Institutional Money Market, Money Market, Prime Money Market and S&P 500 Stock Funds (the "Funds") and corresponding Master Portfolios, and to make certain other changes to the prospectuses and statements of additional information for the Funds of the Trust.

                                   PROSPECTUS
                                  MAY 1, 2004


Bond Index Fund
S&P 500 Stock Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 BARCLAYS GLOBAL INVESTORS funds

Table of Contents

             FUND BASICS

                  2  Investment Objectives

                  3  Summary of Principal Investment Strategies

                  4  Summary of Principal Risk Factors

                  6  Investment Returns

                  8  Fees and Expenses

             FUND DETAILS

                  9  A Further Discussion of Investment Strategies

                 10  A Further Discussion of Risk Factors

             DETAILS IN COMMON

                 12  Management of the Funds

                 13  Shareholder Information

                 18  Financial Highlights

FUND BASICS

Investment Objectives/1/


Bond Index Fund

The Fund seeks to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Aggregate Bond Index/2/ ("Lehman Aggregate Bond Index").

S&P 500 Stock Fund/3/

The Fund seeks to approximate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of the Standard & Poor's 500 Stock Index ("S&P 500 Index").


/1/Each Fund invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of a particular Fund refers also to the objectives, strategies and risks of its Master Portfolio, unless otherwise indicated. A detailed examination of the relationship of the Funds to their Master Portfolios appears on page 17.
/2/Lehman Brothers, Inc. does not sponsor, endorse, sell or promote the Bond
   Index Fund or the Bond Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the Bond Index Fund or its Master Portfolio. Lehman Brothers, Inc. makes no representation or warranty, expressed or implied, regarding the advisability of investing in the Bond Index Fund or its Master Portfolio.
/3/Standard & Poor's does not sponsor, endorse, sell or promote the S&P 500
   Stock Fund or the S&P 500 Index Master Portfolio, nor is it affiliated in any way with Barclays Global Investors, N.A., Barclays Global Fund Advisors, the S&P 500 Stock Fund or its Master Portfolio. "Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of McGraw-Hill, Inc., and have been licensed for use by the S&P 500 Stock Fund, and its Master Portfolio. Standard & Poor's makes no representation or warranty, expressed or implied, regarding the advisability of investing in the S&P 500 Stock Fund or its Master Portfolio.


2   BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Investment Strategies


Bond Index Fund

The Fund pursues its objective by seeking to match the total return performance of the Lehman Aggregate Bond Index, which is composed of approximately 6,500 fixed income securities./1/ The fixed income securities that comprise the Lehman Aggregate Bond Index include U.S. Government securities and investment grade corporate bonds, as well as mortgage backed securities, asset backed securities and commercial mortgage backed securities. The Fund invests in a sample of these securities. Securities are selected for investment by the Fund in accordance with their relative proportion of the Lehman Aggregate Bond Index as well as based on credit quality, issuer sector, maturity structure, coupon rates and callability, among other factors.

S&P 500 Stock Fund

The Fund pursues its objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange./2/ The weightings of stocks in the S&P 500 Index are based on each stock's relative total market capitalization; that is, its market price per share times the number of shares outstanding. The percentage of the Fund's assets invested in a given stock is approximately the same as the percentage such stock represents in the S&P 500 Index.

Bond Index Fund and S&P 500 Stock Fund

No attempt is made to manage the Funds using economic, financial and market analysis. Each Fund is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the investment characteristics of its respective benchmark index. Under normal circumstances, at least 90% of the value of each Fund's assets, plus the amount of borrowing for investment purposes, is invested in investments comprising such Fund's benchmark index, which for the Bond Index Fund are considered "bonds." BGFA considers investments that provide substantially similar exposure to securities in the Bond Index Fund's benchmark index to be investments comprising such Fund's benchmark index. Each Fund may also invest in high-quality money market instruments, including shares of money market funds advised by BGFA.

/1/In or around July 2004, the number of securities in the Lehman Aggregate
   Bond Index is expected to decrease to approximately 5,500 fixed income securities as a result of changes to the maximum deal size requirements for securities in the index.
/2/In or around March 2005, Standard & Poor's will begin shifting the S&P 500
   Index from market capitalization weights to float-adjusted market capitalization weights. This transition is expected to be completed in or around September 2005.


BOND INDEX FUND AND S&P 500 STOCK FUND 3

Summary of Principal Risk Factors

As with any investment, your investment in the Funds could lose money or the Funds' performance could trail that of other alternative investments.

Risks of Investing in the Bond Index Fund

The value of your investment in this Fund is based on the price of the bonds in which the Fund invests.

The value of bonds may fall because of a rise in interest rates.

The value of bonds may fall in response to economic events or trends.

The value of individual bonds may fall with the decline in an issuer's real or apparent ability to meet its financial obligations.

An issuer of a bond may be unable to make interest payments or repay principal on time and the bond could lose all or some of its value, or pay less interest.

Borrowers may prepay their mortgages or loans faster than expected (which is commonly referred to as "prepayment"), thereby affecting the mortgage-backed or asset-backed security's average life and potentially its yield.

Borrowers may extend the repayment of their mortgages or loans for longer than expected, thereby affecting the mortgage-backed or asset-backed security's average life and potentially its yield.

Barclays Global Fund Advisors ("BGFA") makes no attempt to individually select securities because the Fund is managed by determining which securities are to be purchased or sold to maintain, to the extent feasible, a representative sample of securities in the Lehman Aggregate Bond Index. Securities that BGFA selects may not match the performance of the Lehman Aggregate Bond Index.

As with all mutual funds, the Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

Risks of Investing in the S&P 500 Stock Fund

The value of your investment in this Fund is based on the price of the stocks in which the Fund invests.

The prices of stocks may fall in response to economic events or trends.

The prices of individual stocks may fall with the decline in an issuer's financial condition.


4   BARCLAYS GLOBAL INVESTORS FUNDS

BGFA makes no attempt to individually select securities because the Fund is managed by determining which securities are to be purchased or sold to replicate, to the extent feasible, the S&P 500 Index.

As with all mutual funds, the Fund must maintain cash balances to meet redemption requests; this may lower overall Fund performance.

Investments in the Funds are not bank deposits or obligations of BGFA or Barclays Global Investors, N.A. ("BGI") or their affiliates. They are not guaranteed or endorsed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Who May Want to Invest in the Funds

The Funds are designed for investors who desire a convenient way to invest either in a broad spectrum of U.S. large-cap stocks (the S&P 500 Stock Fund) or bonds issued in the United States (the Bond Index Fund). Although these markets have increased in value over the long term, they have also decreased over the short-term. This volatility is particularly characteristic of stocks.

The Funds do not by themselves constitute a balanced investment program. Diversifying your investments by buying shares in both Funds or in other funds may improve your long-term return as well as reduce short-term volatility.

For additional information on risk, see A Further Discussion of Risk Factors on page 10.


BOND INDEX FUND AND S&P 500 STOCK FUND 5

Investment Returns


Total Returns

The bar charts and tables in this section provide some indication of the risks of investing in the Funds by showing the changes in their performance from year to year. The bar charts show the returns for each Fund for each full calendar year since the Fund's inception. The average annual total return tables compare each Fund's average annual total return with the return of a corresponding index for one and five years and since the Fund's inception. How the Funds have performed in the past is not an indication of how the Funds will perform in the future.

Bond Index Fund
Year-By-Year Returns

                                     [CHART]



The highest and lowest quarterly returns for the Bond Index Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly   Lowest Quarterly
Return: 2nd Qtr '95 Return: 1st Qtr '94

       6.50%              -2.87%

BOND INDEX FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

                                                              ONE YEAR FIVE YEARS TEN YEARS
-------------------------------------------------------------------------------------------
Bond Index Fund
 Return Before Taxes                                            3.92%     6.21%     6.59%
 Return After Taxes on Distributions                            2.11%     3.78%     4.00%
 Return After Taxes on Distributions and Sale of Fund Shares    2.53%     3.76%     3.97%
-------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index
 (reflects no deduction for fees, expenses or taxes)            4.10%     6.62%     6.95%
-------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.


6   BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 Stock Fund
Year-By-Year Returns

                                    [CHART]



The highest and lowest quarterly returns for the S&P 500 Stock Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly   Lowest Quarterly
Return: 4th Qtr '98 Return: 3rd Qtr '02

      21.31%              -17.29%

-------------------------------------------------------------------------------------------
S&P 500 STOCK FUND AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

                                                              ONE YEAR FIVE YEARS TEN YEARS
-------------------------------------------------------------------------------------------
S&P 500 Stock Fund
 Return Before Taxes                                           28.37%    -0.82%     10.76%
 Return After Taxes on Distributions                           28.04%    -2.33%      9.17%
 Return After Taxes on Distributions and Sale of Fund Shares   18.76%    -1.15%      8.85%
-------------------------------------------------------------------------------------------
S&P 500 Index
 (reflects no deduction for fees, expenses or taxes)           28.68%    -0.57%     11.05%
-------------------------------------------------------------------------------------------

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's returns after taxes on distributions and sale of fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of fund shares. As a result, the Fund's returns after taxes on distributions and sale of fund shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.


BOND INDEX FUND AND S&P 500 STOCK FUND 7

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares in either the Bond Index Fund or the S&P 500 Stock Fund. The expenses are deducted from Fund assets, which means you pay them indirectly.

----------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------

                                               Bond           S&P 500
                                            Index Fund       Stock Fund
----------------------------------------------------------------------------
Management Fees                               0.08%            0.05%
----------------------------------------------------------------------------
Other Expenses                                0.15%            0.15%
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses*         0.23%            0.20%
----------------------------------------------------------------------------

*Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Funds and the Master Portfolios in which they invest.

Example

The example below is intended to help you compare each Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Funds' operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.

--------------------------------------------------

                   1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------
Bond Index Fund     $24     $74    $130     $293
--------------------------------------------------
S&P 500 Stock Fund  $20     $64    $113     $255
--------------------------------------------------


8   BARCLAYS GLOBAL INVESTORS FUNDS

FUND DETAILS

A Further Discussion of Investment Strategies

Each Fund attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of that Fund's benchmark index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of a Fund's net assets increased or decreased exactly as the total return of that Fund's benchmark index increased or decreased. A Fund's ability to match its investment performance to the investment performance of its benchmark index may be affected by, among other things, the Fund's expenses, the amount of cash and cash equivalents held by the Fund, the manner in which the total return of the Fund's benchmark index is calculated; the size of the Fund's investment portfolio; and the timing, frequency and size of shareholder purchases and redemptions.

The sampling techniques utilized by the Bond Index Fund are designed to allow the Fund to substantially duplicate the investment performance of the Lehman Aggregate Bond Index. However, the Bond Index Fund is not expected to track the Lehman Aggregate Bond Index with the same degree of accuracy that complete replication of the index would provide. In addition, at times, the portfolio composition of each Fund may be altered (or "rebalanced") to reflect changes in the characteristics of the index that each Fund tracks.

Each Fund also may engage in futures and options transactions and other derivative securities transactions and lend its portfolio securities, each of which involves risk. Each Fund may use futures contracts, options and other derivative transactions to manage its short-term liquidity and/or as substitutes for comparable market positions in the securities in its benchmark index.

Investing in Indexes

Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. One way an index fund seeks to match an index's performance, before fees and expenses, is by buying and selling all of the index's securities in the same proportion as they are reflected in the index. This is what the S&P 500 Stock Fund does.

The Bond Index Fund has a more difficult task. As a practical matter, it would be inefficient to hold each of the over 6,500 securities included in the Lehman Aggregate Bond Index. It can, however, substantially replicate the index's profile by holding a representative sample of the 6,500 securities. It may, for example, hold U.S. Government obligations and corporate bonds in a similar proportion to the index. And it can match such index features as:

.. Average time to maturity for both government and corporate securities;

.. Securities' coupon rates, which are the interest rates securities pay based on their face values;

.. Economic sectors represented by securities;

.. Credit quality of securities; and

.. Whether or not securities are callable, which means the issuer has the right to repay principal and interest before maturity.

BOND INDEX FUND AND S&P 500 STOCK FUND 9

A Further Discussion of Risk Factors


In addition to the principal risks of investing summarized under Summary of Principal Risk Factors, the Funds have the following risks.

Equity Securities. The equity investments of the S&P 500 Stock Index Fund are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Different parts of the equity market and different types of equity securities, however, can fluctuate separately in response to issuer, political, market and economic developments.

Debt Securities. The debt instruments in which the Bond Index Fund invests are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Fund invests may default on the payment of principal and/or interest. Interest rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Fund invests. The value of the debt instruments generally changes inversely to market interest rates. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. The Fund's exposure to interest-rate risk will increase to the extent the Fund's assets are invested in long-term bonds, because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than short-term securities. Although some of the Fund's portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, those securities are subject to interest rate risk and the market value of those securities will fluctuate. Certain securities issued by U.S. Government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. Government. Furthermore, no assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Mortgage-Backed Securities. Mortgage-backed securities in which the Bond Index Fund may invest are subject to additional risks besides interest rate risk and credit risk that are common to all types of bonds. Mortgage-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a portfolio. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest the money in mortgage-backed or other securities that have lower yields. Conversely, extension risk is the risk that borrowers extend the repayment of their mortgages longer than expected, which also may affect the investment's average life and yield.

The Fund may obtain exposure to mortgage backed securities through the use of "to-be-announced" or "TBA" transactions, which involve a commitment to deliver mortgage-backed securities at a future date. In the event of default of bankruptcy of a counterparty to a TBA transaction, the Fund would be exposed to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage-backed securities specified in the TBA transaction.


10  BARCLAYS GLOBAL INVESTORS FUNDS

Asset-Backed Securities. The risks of investments in asset-backed securities by the Bond Index Fund are ultimately dependent upon payment of the underlying loans by the individual borrowers (i.e., the backing asset). For example, the underlying loans are subject to prepayment and extension risks, which shorten or lengthen the weighted average life of asset-backed securities and may lower their return, in the same manner as described under "Mortgage-Backed Securities" risks above. Moreover, asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Fund generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.

Foreign Securities. Investing in the securities of issuers in any foreign country, including through American Depository Receipts and European Depository Receipts, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or potentially confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, amounts realized on foreign securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with investments in foreign securities may include higher custodial fees than apply to domestic custodial arrangements. A Fund's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities.

Tracking Error Risk. Certain factors may affect BGFA's ability to achieve close correlation with the index that each Fund tracks, such as rounding of prices and changes to an index and regulatory policies. Therefore, the return of a Fund may deviate from that of the index.

Other Investment Considerations. The Funds may enter into transactions in futures contracts and options on futures contracts, each of which involves risk. The futures contracts and options on futures contracts that the Fund may purchase may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves, which may have an adverse impact on the Fund's performance. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. In addition, the Fund may be required to pay additional collateral to a counterparty in a derivative transaction, which may also have an adverse impact on the Fund's performance.

Concentration. Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent a Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

For a further discussion of Fund risks, please refer to the Funds' Statement of Additional Information (SAI). The SAI is incorporated by reference and is available free of charge from your shareholder servicing agent or by calling 1 877 BGI 1544 (1 877 244 1544).

BOND INDEX FUND AND S&P 500 STOCK FUND 11

DETAILS IN COMMON

Management of the Funds


Investment Adviser

The Funds are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA, a registered investment adviser, serves as investment adviser for each Master Portfolio. For its services to the Master Portfolios, BGFA is entitled to receive fees at the following annual rates, which are percentages of the applicable Master Portfolio's average daily net assets:

------------------------------------
                   ANNUAL INVESTMENT
FUND               ADVISORY FEE RATE
Bond Index Fund          0.08%
------------------------------------
S&P 500 Stock Fund       0.05%
------------------------------------

Unlike many traditional actively managed investment funds, there is no single portfolio manager who makes investment decisions for the Funds. Instead, the Funds each track its respective index.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of BGI, which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world's largest managers of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for over $1 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Funds' administrator:

.. Management of the Funds' non-investment operations;

.. Preparation of reports for the Funds' Board of Trustees;

.. Preparation of required filings with the Securities and Exchange Commission
  ("SEC") and state securities commissions; and

.. Preparation of proxy statements and shareholder reports.

BGI is entitled to receive fees at the following annual rates, which are percentages of the applicable Fund's average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses.

                   ANNUAL ADMINISTRATIVE
FUND                     FEE RATE
Bond Index Fund            0.15%
----------------------------------------
S&P 500 Stock Fund         0.15%
----------------------------------------

The Funds have contracted with certain intermediaries ("shareholder servicing agents") to service individual Fund accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. BGI compensates shareholder servicing agents out of fees it receives as administrator of the Funds. Thus, the Funds do not charge extra for these services.


12  BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information


Who is Eligible to Invest

To be eligible to purchase Fund shares, you must:

.. Invest through an employer-sponsored or individual retirement savings plan;

.. Invest the proceeds rolled over from such plan into an Individual Retirement
  Account;

.. Maintain an account with Investors Bank & Trust ("IBT"), which is the Funds' custodian, transfer agent and dividend disbursing agent, or one of the Funds' shareholder servicing agents; or

.. Initially invest a minimum of $1 million directly through IBT.

In order to invest, a completed account application form must be submitted and processed by your shareholder servicing agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account. Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your shareholder servicing agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your shareholder servicing agent directly for more information and details.

How to Buy Shares

.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer.) If you are investing through a shareholder servicing agent, your shareholder servicing agent is responsible for transmitting your purchase order.

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order.

.. Direct buyer. See "Special Instruction for Direct Buyers" on page 15.

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order by the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) on any day the Funds are open (a "Business Day") to purchase shares at that day's net asset value per share ("NAV"). Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays.

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.

BOND INDEX FUND AND S&P 500 STOCK FUND 13

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, including an exchange, for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the Fund has not received full payment.

How to Sell Shares

.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

.. Qualified buyer. Contact your shareholder servicing agent.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 15.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The Funds generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven business days after the sale. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds' SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

How to Exchange Shares

The Funds allow investors to exchange shares free of charge between BGI funds. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

An exchange of a Fund's shares for shares of another BGI fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

Each Fund reserves the right to refuse any exchange order and to limit the number of times you may exchange shares if the Fund believes doing so is in the best interest of other shareholders in the Fund. The Funds may also modify or terminate this exchange privilege by giving 60 days' written notice.


14  BARCLAYS GLOBAL INVESTORS FUNDS

Special Instructions for Direct Buyers

Direct buyers who have established an account with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, check that option on your account application when you open your account. If you already have an account, call 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011001438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name:
 Shareholder Account Number:
 Fund Number:
   1062 (Bond Index Fund)
   1072 (S&P 500 Stock Fund)

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and your account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

*If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct buyers can ask IBT to wire proceeds directly to their designated bank account.*

*If you direct the sales proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

.. When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds' Share Price

IBT calculates each Fund's share price (also known as a Fund's NAV) in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on any Business Day. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding.

BOND INDEX FUND AND S&P 500 STOCK FUND 15

The price at which a purchase or redemption order for a Fund's shares is processed is based on the next calculation of that Fund's NAV after the order is received in proper form.

IBT values most securities held by the Funds at current market prices. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost. Shares of an investment company, other than investment companies whose shares are traded on an exchange, will be valued at the funds published net asset value per share. Securities and other assets for which current market prices are not readily available will be valued at fair value in accordance with policies approved by the Master Portfolios' Board of Trustees. A security's valuation may differ depending on the method used for determining value.

Fund Distributions

The S&P 500 Stock Fund makes distributions of any net investment income to investors every quarter. The Bond Index Fund makes distributions of any net investment income to shareholders every month. Each Fund distributes its realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund, unless you request payment in cash.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting Fund shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund's net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Funds' distributions to you and your tax rate. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. A Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced tax rate if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you're an individual, your distributions attributable to the Fund's qualified dividend income generally can be treated by you as qualified dividend income, taxed to you at a maximum 15% rate of tax, as long as certain holding period requirements are met, including by you for your Fund shares. Qualified dividend income is, in general, dividend income received from certain U.S. and foreign corporations. Absent further legislation, these reduced rates of tax will expire after December 31, 2008.

Dividends and capital gain distributions usually create the following tax liability:

TRANSACTION                            TAX STATUS
Qualified dividend income distribution Qualified dividend income
----------------------------------------------------------------
Other income distribution              Ordinary income
----------------------------------------------------------------
Short-term capital gain distribution   Ordinary income
----------------------------------------------------------------
Long-term capital gain distribution    Long-term capital gain
----------------------------------------------------------------


16  BARCLAYS GLOBAL INVESTORS FUNDS

A portion of distributions paid to corporate shareholders of the S&P 500 Stock Fund may qualify for the dividends-received deduction available to corporations.

In addition, if you sell or exchange your Fund shares you generally will have a taxable capital gain or loss, depending on what you paid for your shares and what you receive for them (or are treated as receiving in the case of exchanges). In certain circumstances, a loss on the sale or exchange may be disallowed.

TRANSACTION                                  TAX STATUS
You sell shares owned for more than one year Long-term capital gain or loss
----------------------------------------------------------------------------
You sell shares owned for one year or less   Short-term capital gain or loss
----------------------------------------------------------------------------

If you buy Fund shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the distribution, which is subject to tax. Similarly, if you buy shares of a Fund that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the Fund sells the securities and realizes gain on the sale. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation in its investments.

Following the end of each year, the Funds will send you a notice that tells you how much you've received in distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for tax-exempt or foreign investors or those holding Fund shares through a tax-deferred account, such as a 401(k) plan or IRA, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, you should consult your tax advisor about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefor, the Funds.

Feeder Fund Expenses. The feeder funds bear their Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its corresponding Master Portfolio if it believes doing so is in the Fund's shareholders' best interests. If the Board of Trustees withdraws a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

BOND INDEX FUND AND S&P 500 STOCK FUND 17

Financial Highlights


The tables below provide a picture of each Fund's financial performance. The information reflects financial results for a single Fund share. The total returns in the tables represent the rates of return that an investor would have earned or lost on an investment in each of the Funds, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001, December 31, 2002, and December 31, 2003 has been audited by PricewaterhouseCoopers LLP. For all other periods the information was audited by KPMG LLP. The independent auditor's report along with the Funds' financial statements, is included in the Funds' annual report. You may obtain copies of the annual reports at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 5:00 p.m., Eastern Time.

Bond Index Fund
Financial Highlights
For a share outstanding throughout each period

                                                                                            BOND INDEX FUND

                                                       Year Ended    Year Ended    Year Ended      Year Ended
                                                       Dec. 31, 2003 Dec. 31, 2002 Dec. 31, 2001   Dec. 31, 2000
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $10.14         $9.76         $9.54           $9.15
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.52          0.58          0.53/(5)/       0.63
Net realized and unrealized gain (loss) on investments     (0.13)          0.36          0.29/(5)/       0.40
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                             0.39          0.94          0.82            1.03
-----------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                      (0.51)        (0.56)        (0.60)          (0.64)
-----------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.51)        (0.56)        (0.60)          (0.64)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.02        $10.14         $9.76           $9.54
-----------------------------------------------------------------------------------------------------------------
Total return                                                3.92%         9.90%         8.80%          11.76%
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                         $178,217       $96,281       $82,923         $69,051
Ratio of expenses to average net assets/(3)/                0.23%         0.23%         0.23%           0.23%
Ratio of net investment income to average net
assets/(3)/                                                 4.09%         5.12%         5.85%/(5)/      6.59%
Portfolio turnover rate/(4)/                                  67%          118%           53%             52%
-----------------------------------------------------------------------------------------------------------------


                                                       Period Ended       Year Ended
                                                       Dec. 31, 1999/(1)/ Feb. 28, 1999
---------------------------------------------------------------------------------------
Net asset value, beginning of period                          $9.73            $9.73
---------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          0.50             0.60
Net realized and unrealized gain (loss) on investments       (0.58)               --
---------------------------------------------------------------------------------------
Total from investment operations                             (0.08)             0.60
---------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                        (0.50)           (0.60)
---------------------------------------------------------------------------------------
Total distributions                                          (0.50)           (0.60)
---------------------------------------------------------------------------------------
Net asset value, end of period                                $9.15            $9.73
---------------------------------------------------------------------------------------
Total return                                                (0.82)%/(2)/       6.24%
---------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                           $133,385         $126,733
Ratio of expenses to average net assets/(3)/                  0.23%            0.23%
Ratio of net investment income to average net
assets/(3)/                                                   6.30%            6.10%
Portfolio turnover rate/(4)/                                    25%              28%
---------------------------------------------------------------------------------------

/(1)/For the ten months ended December 31, 1999. The Fund changed its fiscal year-end from February 28 to December 31.
/(2)/Not annualized.
/(3)/Annualized for periods of less than one year. These ratios include the
     Fund's share of expenses charged to the corresponding Master Portfolio. /(4)/Represents the Portfolio turnover rate of each Fund's corresponding Master
     Portfolio.
/(5)/Effective January 1, 2001, the Fund adopted the provisions of the revised
     AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain (loss) per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.23% to 5.85%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.

18  BARCLAYS GLOBAL INVESTORS FUNDS

S&P 500 Stock Fund
Financial Highlights
For a share outstanding throughout each period

                                                                                                  S&P 500 Stock Fund

                                                       Year Ended       Year Ended    Year Ended         Year Ended
                                                       Dec. 31, 2003    Dec. 31, 2002 Dec. 31, 2001/(7)/ Dec. 31, 2000/(7)/
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $106.71         $139.28          $170.64            $216.24
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                         1.86            0.48             1.76               2.32
Net realized and unrealized gain (loss) on investments       28.06         (32.63)          (22.96)            (22.08)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             29.92         (32.15)          (21.20)            (19.76)
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                       (1.89)          (0.40)           (1.76)             (2.32)
Net realized gain                                               --          (0.02)           (8.40)            (23.52)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                             --          (0.42)          (10.16)            (25.84)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $134.74         $106.71          $139.28            $170.64
----------------------------------------------------------------------------------------------------------------------------
Total return                                                28.37%        (22.20)%         (12.11)%            (9.34)%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                        $1,394,613        $945,499       $1,420,520         $1,871,741
Ratio of expenses to average net assets/(3)/                 0.20%           0.20%            0.20%              0.20%
Ratio of net investment income to average net
assets/(3)/                                                  1.59%           1.41%            1.15%              1.07%
Portfolio turnover rate/(6)/                                    8%/(8)/        12%               9%                10%
----------------------------------------------------------------------------------------------------------------------------


                                                       Period Ended          Year Ended
                                                       Dec. 31, 1999/(1)(7)/ Feb. 28, 1999/(7)/
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $198.40             $176.64
-----------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             2.32                2.72
Net realized and unrealized gain (loss) on investments           35.76               30.96
-----------------------------------------------------------------------------------------------
Total from investment operations                                 38.08               33.68
-----------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                           (2.72)              (2.72)
Net realized gain                                              (17.52)              (9.20)
-----------------------------------------------------------------------------------------------
Total distributions                                            (20.24)             (11.92)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                                 $216.24             $198.40
-----------------------------------------------------------------------------------------------
Total return                                                    19.67%/(2)/         19.50%
-----------------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                            $2,844,438          $2,543,456
Ratio of expenses to average net assets/(3)/                     0.20%               0.20%
Ratio of net investment income to average net
assets/(3)/                                                      1.29%               1.45%
Portfolio turnover rate/(6)/                                        7%                 11%
-----------------------------------------------------------------------------------------------

/(1)/For the ten months ended December 31, 1999. The Fund changed its fiscal year-end from February 28 to December 31.
/(2)/Not annualized.
/(3)/Annualized for periods of less than one year. These ratios include the
     Fund's share of expenses charged to the corresponding Master Portfolio. /(4)/Rounds to less than $0.01.
/(5)/The voluntary reimbursements made by the investment advisor had no material impact on the total return for the year.
/(6)/Represents the Portfolio turnover rate of each Fund's corresponding Master
     Portfolio./ /
/(7)/Per share amounts have been restated to reflect a 0.125 reverse stock split.
/(8)/Portfolio turnover rate excluding in-kind transactions was 4%.


BOND INDEX FUND AND S&P 500 STOCK FUND 19

[This page intentionally left blank.]

BARCLAYS GLOBAL INVESTORS funds

BGF-PR-IAF0504

For more detailed information on the Funds, request a copy of their annual and semi-annual reports to shareholders and Statement of Additional Information
(SAI). The annual and semi-annual reports discuss Fund investments over the last fiscal year. They also review the market conditions and investment strategies that materially affected Fund performance.

The SAI provides detailed information on the Funds. BGFA has electronically filed the SAI, dated May 1, 2004, with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus.

If you have any questions about the Funds or wish to obtain the reports and SAI free of charge, please call the Funds' toll-free number: 1 877 BGI 1544 (1 877 244 1544), or email the Fund at BGIFunds@seic.com.

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the internet on the Securities and Exchange Commission's Website at: http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-7332

                                                                        BARCLAYS

                         BARCLAYS GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 BOND INDEX FUND
                               S&P 500 STOCK FUND

                                  May 1, 2004

     Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains information about two funds of the Trust -- the Bond Index Fund and S&P 500 Stock Fund (each, a "Fund" and collectively, the "Funds").

     Each of the Bond Index and S&P 500 Stock Funds seeks to achieve its investment objective by investing substantially all of its assets in the Bond Index and S&P 500 Index Master Portfolios (collectively, the "Master Portfolios"), respectively, of Master Investment Portfolio ("MIP"). Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the corresponding Master Portfolios. References to the investments, investment policies and risks of the Funds unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.

     This SAI is not a prospectus and should be read in conjunction with the Funds' current Prospectus, also dated May 1, 2004. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. The audited financial statements for the Funds, which include the schedule of investments and independent auditors' report for the fiscal year ended December 31, 2003, are hereby incorporated by reference to the Funds' Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co. One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1 877 BGI 1544 (1 877 244 1544) or e-mail the Funds at BGIFUNDS@seic.com

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
History of the Trust......................................................     1
Description of the Funds and Their Investments and Risks..................     1
Portfolio Securities......................................................     6
Management................................................................    20
Control Persons and Principal Holders of Securities.......................    24
Investment Adviser and Other Service Providers............................    25
Determination of Net Asset Value..........................................    28
Purchase, Redemption and Pricing of Shares................................    29
Portfolio Transactions....................................................    29
Fund Distributions and Taxes..............................................    32
Capital Stock.............................................................    41
Additional Information on the Funds.......................................    43
Financial Statements......................................................    43
Appendix..................................................................   A-1

                              HISTORY OF THE TRUST

     The Trust is an open-end, management investment company organized on December 4, 2001 as a business trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). The Redomiciling was approved by shareholders of the Company on November 16, 2001. The Trust was established with multiple series, including the Funds, corresponding to and having identical designations as the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

     The Trust consists of multiple series, including the Bond Index and S&P 500 Stock Funds. The Trust's principal office is located at 45 Fremont Street, San Francisco, CA 94105. Each Fund invests all of its assets in the corresponding Master Portfolio of MIP (as illustrated below), which has the same or substantially the same investment objective as the related Fund.

Fund                Corresponding Master Portfolio
------------------  ------------------------------

Bond Index Fund     Bond Index Master Portfolio
S&P 500 Stock Fund  S&P 500 Index Master Portfolio

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Objectives and Policies.

     Each Fund and Master Portfolio has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of such Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

     Each Fund's investment objective is set forth in its Prospectus. The investment objective of the S&P 500 Stock Fund is fundamental, which means it cannot be changed without shareholder approval. The investment objective of the Bond Fund is non-fundamental, which means it can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and investment policies of each Fund determine the types of portfolio securities in which each Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of each Fund will be achieved.

     Fundamental Investment Restrictions of the Funds.

     The Funds are subject to the following investment restrictions, all of which are fundamental policies.

     Each Fund may not:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in any industry in which the index that the Fund tracks becomes concentrated to approximately the same degree during the same period.

     (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (7) Purchase or sell commodities, provided that: (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     (8) Purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

     With respect to paragraph 3, the 1940 Act currently allows a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Fund's securities that may be loaned to one-third of the value of its total assets.

     Non-Fundamental Investment Restrictions of the Funds.

     The Funds have adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval of a majority of the Trustees of the Funds, at any time. The Funds are subject to the following investment restrictions, all of which are non-fundamental policies.

     Non-Fundamental Restrictions of the Funds:

     (1) The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to
Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) Each Fund may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

     (3) Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) Each Fund may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

     (5) Each Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that a Fund may enter into futures and options contracts in accordance with their respective investment policies.

     (6) Each Fund will provide shareholders with at least 60 days' notice of any change to the Fund's non-fundamental policy to invest at least 90% of the value of the Fund's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Fund tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

     Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.

     The Master Portfolios' Fundamental Investment Restrictions.

     The Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies.

     Each Master Portfolio may not:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period.

     (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolios shall not constitute an underwriting for purposes of this paragraph.

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolios from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     (8) Purchase securities on margin, but each Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

     With respect to paragraph 3, the 1940 Act currently allows a Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of a Master Portfolio's securities that may be loaned to one-third of the value of its total assets.

     Non-Fundamental Restrictions of the Master Portfolios:

     (1) Each Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     (2) Each Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of a Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) Each Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

     (5) Each Master Portfolio will provide interestholders with at least 60 days' notice of any change to the Master Portfolio's non-fundamental policy to invest at least 90% of the value of the Master Portfolio's net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

                              PORTFOLIO SECURITIES

     To the extent set forth in this SAI, each Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Funds and the Master Portfolios in every instance, the following sections generally refer to the Funds only.

     Asset-Backed Securities and Commercial Mortgage-Backed Securities.

     The Bond Index Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     Bonds.

     The Bond Index Fund invests a substantial portion of its assets in U.S. registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Borrowing

     Each Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if a Fund maintains a segregated account.

     Equity Securities.

     Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally; particular industries, sectors or geographic regions represented in those markets; or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer's goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

     Floating- and Variable-Rate Obligations.

     Each Fund may purchase floating- and variable-rate obligations. The Funds may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Funds may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. BGFA considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in each Fund's portfolio.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     Transactions.

     Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by BGFA.

     Futures Contracts and Options Transactions

     Each Fund may enter into futures contracts and may purchase and write (i.e.
sell) options theron. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Options on futures contracts are similar to options on securities or currencies except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes). For example, in employing futures contracts as a hedge against cash market price volatility, futures prices may correlate imperfectly with the prices of securities held by a Fund. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute.

     Each Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., a short position) to hedge the value of securities held by the Fund; (ii) the purchase of a futures contract when the Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. If a Fund enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If, instead, a Fund purchases a futures contract as a substitute for investing in the designated underlying securities, the Fund will experience gains or losses that correspond generally to gains or losses in the underlying securities.

     Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments on variation margin.

     Upon the exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily and that change would be reflected in the net asset value of a Fund.

     Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5, and, therefore, each Fund will not be subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

     Stock Index Futures and Options on Stock Index Futures. The S&P 500 Stock Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. An index futures contract is a standardized agreement between two parties that commits one party to buy and the other party to sell a stipulated quantity of a market index at a set price on or before a given date in the future. The seller never actually delivers "shares" of the index or shares of all the stocks in the index. Instead, the buyer and the seller settle the difference between the contract price and the market price in cash on the agreed-upon date - the buyer paying the difference if the actual price is lower than the contract price and the seller paying the difference if the actual price is higher. The Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount depends upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiplier. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset a position in stock index options prior to expiration by entering into a closing transaction on an exchange or the writer may let the option expire unexercised.

     Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Bond Index Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments on fixed-rate payments). Index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Future Developments. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its prospectus or SAI.

     Illiquid Securities.

     Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

     Investment Companies and Exchange Traded Funds.

     Each Fund may invest in securities issued by other open-end and closed end, management investment companies, including investment companies that are affiliated with the Fund and BGFA, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund's total assets with respect to any one investment company and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate. The Funds have obtained permission from the Securities and Exchange Commission ("SEC") (via exemptive order) to invest any cash balances that have not been otherwise invested in portfolio securities, and money received as collateral through securities lending activities in certain affiliated money market funds, including those of MIP, the Trust, iShares Trust and iShares, Inc., which comply with Rule 2a-7 under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

     The Funds may purchase shares of exchange-traded funds ("ETFs"). Typically, a Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts - to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition,

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ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Funds may invest a small portion of their assets in shares of ETFs that are advised by BGFA. BGFA will receive investment advisory fees at both the Fund level and the ETF level for investments by a Fund in shares of an ETF advised by BGFA. Because most ETFs are investment companies, a Fund's purchases of ETF shares generally are subject to the 3/5/10% limitations described above. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

     Letters of Credit.

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of such Fund may be used for letter of credit-backed investments.

     Loans of Portfolio Securities.

     Pursuant to guidelines approved by MIP's Board of Trustees, each Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

     Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Funds, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Funds have also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions.

     Mortgage Securities.

     Mortgage securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security
(PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

     The value of mortgage securities may change due to shifts in the market's perception of the creditworthiness of issuers and changes in interest rates. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk. Prepayment risk is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities. In addition, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

     Mortgage Pass-Through Securities.

     The Bond Index Fund may invest in mortgage pass-through securities, which are a category of pass-through securities backed by pools of mortgages and issued by the Government National Mortgage Association ("GNMA") or by one of several U.S. Government-sponsored entities, such as the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or the Federal Home Loan Banks ("FHLBs"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

     An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, the Fund may obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines that establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. The Fund may use TBA transactions in several ways. For example, the Fund may regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll" the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, the Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause the Fund to experience higher portfolio turnover and to pay higher capital gain distributions, which may result in larger amounts of short-term capital gains allocable to interestholders.

     Municipal Securities.

     Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Bond Index Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

     In addition, the Fund may invest in residual interest bonds, which are created by depositing municipal securities in a trust and dividing the income stream of an underlying municipal bond in two parts, one, a variable rate security and the other, a residual interest bond. The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the residual interest bond holder receives the balance of the income from the underlying municipal bond less an auction fee. The market prices of residual interest bonds may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

     Repurchase Agreements.

     Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. A Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with insolvency proceedings), it is the policy of each Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. Each Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Restricted Securities.

     Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Reverse Repurchase Agreements.

     Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

     Securities of Non-U.S. Issuers.

     Each Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

     Obligations of Foreign Governments, Supranational Entities and Banks. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which such Fund may invest. The Funds may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of each Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

     Each Fund may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

     Foreign Equity Securities and Depositary Receipts. The S&P 500 Stock Fund's assets may be invested in the securities of foreign issuers and American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") of such issuers.

     ADRs and EDRs may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U. S. securities markets and EDRs and CDRs in bearer form are designed for use in Europe. The Fund may invest in ADRs, EDRs and CDRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     Short-Term Instruments and Temporary Investments.

     The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the
Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by a Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

     Commercial Paper and Short-Term Corporate Debt Instruments. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. BGFA monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. BGFA will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

     Unrated, Downgraded and Below Investment Grade Investments.

     The Funds may purchase instruments that are not rated if, in the opinion of the BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund provided that the amount of such securities held by a Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     The Funds are not required to sell downgraded securities, and each Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or if unrated, low quality (below investment grade) securities.

     Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of a Fund's interests.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

     Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Funds may incur additional expenses to seek recovery.

     U.S. Government Obligations.

     The Funds may invest in various types of U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or
(ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC or FLHB notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants.

     The S&P 500 Stock Fund may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The S&P 500 Stock Fund may only purchase warrants on securities in which the Fund may invest directly.

The S&P 500 Stock Fund and S&P 500 Index Master Portfolio:

     Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index that is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                   MANAGEMENT

     The Board of Trustees is responsible for the overall management and operations of the Funds. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, CA 94105.

Interested Trustees & Officers

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Portfolios      Other Public Company and
                            Position(s),          Principal Occupation                Overseen in     Investment Company
Name, Address and Age       Length of Service     During Past Five Years              Fund Complex*   Directorships
---------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss,** 41      Trustee since         Chief Executive Officer of the           110        Trustee of Master
                            November 16, 2001,    Intermediary Investor and Exchange                  Investment Portfolios
                            President and Chief   Traded Products Business                            ("MIP"); Trustee of iShares
                            Executive Officer     of Barclays Global Investors,                       Trust; Director of iShares
                                                  N.A. ("BGI")                                        Inc.
---------------------------------------------------------------------------------------------------------------------------------
Michael A. Latham, 38       Secretary,            Chief Financial Officer of the           N/A        None
                            Treasurer and Chief   Intermediary Investors Business
                            Financial Officer     of BGI (since 2003), Director of
                                                  Mutual Fund Delivery of the
                                                  Intermediary Investors Business
                                                  of BGI (2000- 2003); Head of
                                                  Operations, BGI Europe
                                                  (1997-2000); Manager of Portfolio
                                                  Accounting Group (1994-1997).
---------------------------------------------------------------------------------------------------------------------------------

Independent Trustees

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Portfolios      Other Public Company and
                            Position(s),          Principal Occupation                Overseen in     Investment Company
Name, Address and Age       Length of Service     During Past Five Years              Fund Complex*   Directorships
---------------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman, 58    Trustee since         Director, Osher Lifelong Learning        23         Trustee of MIP; Director,
                            November 16, 2001     Institutes, The Bernard Osher                       Bank of Hawaii.
                                                  Foundation; President and Chief
                                                  Executive Officer of The James
                                                  Irvine Foundation (non-profit
                                                  foundation) from 2002-2003;
                                                  President and Chief Executive
                                                  Officer of KQED, Inc. (public
                                                  television and radio) from
                                                  1993-2002..
---------------------------------------------------------------------------------------------------------------------------------
Jack S. Euphrat, 81         Trustee since         Private Investor                         23         Trustee of MIP
                            October 20, 1993
---------------------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes, 77        Trustee since         Private Investor                         23         Trustee of MIP
                            October 20, 1993
---------------------------------------------------------------------------------------------------------------------------------

* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Intermediary Investor Business of BGI, the administrator of the Funds and the parent company of BGFA, the investment adviser of the Master Portfolios.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Portfolios      Other Public Company and
                            Position(s),          Principal Occupation                Overseen in     Investment Company
Name, Address and Age       Length of Service     During Past Five Years              Fund Complex*   Directorships
---------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 43        Trustee since         Professor, University of                 110        Trustee of MIP; Director of
                            November 16, 2001     California, Berkeley: Haas School                   Matthews Asian Funds
                                                  of Business; Member, Council of                     (oversees 6 portfolios);
                                                  Foreign Relations                                   Trustee of iShares Trust;
                                                                                                      Director of iShares Inc.
---------------------------------------------------------------------------------------------------------------------------------
Leo Soong,  57              Trustee since         President of Trinity Products LLC        23         Trustee of MIP
                            February 9, 2000      (beverages); Managing Director of
                                                  CG Roxane LLC (water company);
                                                  Co-Founder of Crystal Geyser
                                                  Water Co. (President through
                                                  1999).
---------------------------------------------------------------------------------------------------------------------------------

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act.

Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for the Trust. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2003, the Nominating Committee did not hold any meetings.

     The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Funds' accounting and financial reporting practices, reviewing the results of the annual audits of the Funds' financial statements and interacting with the Funds' independent auditors on behalf of the full Board. As of January 1, 2004 Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2003, the Audit Committee held four meetings, all of which were chaired by W. Rodney Hughes.

     Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Funds beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same family of investment companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                         Beneficial Equity Ownership in Funds and
                 Family of Investment Companies (as of December 31, 2003)
                 --------------------------------------------------------

------------------------------------------------------------------------------------------
                       Dollar Range of Securities in:
------------------------------------------------------------------------------------------
                                                               Aggregate Dollar Range of
                                     Bond Index   S&P 500      Securities in the Family of
Interested Trustees                  Fund         Stock Fund   Investment Companies
------------------------------------------------------------------------------------------
Lee T. Kranefuss                         0            0                     D
------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------
Mary G. F. Bitterman                     0            0                     0
------------------------------------------------------------------------------------------
Jack S. Euphrat                          0            0                     0
------------------------------------------------------------------------------------------
W. Rodney Hughes                         0            0                     0
------------------------------------------------------------------------------------------
Richard K. Lyons                         0            0                     D
------------------------------------------------------------------------------------------
Leo Soong                                0            0                     0
------------------------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. As of December 31, 2003, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

     Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                Compensation Table
   For the Calendar Year Ended December 31, 2003
   ---------------------------------------------

----------------------------------------------------------
                               Aggregate      Total
                               Compensation   Compensation
                               from the       from Fund
Name and Position              Trust          Complex
----------------------------------------------------------
Mary G. F. Bitterman Trustee   $     12,500   $     25,000
----------------------------------------------------------
Jack S. Euphrat Trustee        $     12,500   $     25,000
----------------------------------------------------------
W. Rodney Hughes Trustee       $     12,500   $     25,000
----------------------------------------------------------
Lee Kranefuss Trustee          $          0   $          0
----------------------------------------------------------
Richard K. Lyons Trustee       $     12,500   $     90,000
----------------------------------------------------------
Leo Soong Trustee              $     12,500   $     25,000
----------------------------------------------------------

     Master/Feeder Structure. Each Fund seeks to achieve its investment objective by investing all of its assets into the corresponding Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the unique nature of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

     A Fund may withdraw its investment in a Master Portfolio only if the Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

     The fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever a Fund, as an interestholder of the corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

     Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

     Code of Ethics. The Trust, MIP and BGFA each have adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a Fund or investment adviser; (ii) any employee of a Fund or investment adviser (or any company in a control relationship to a Fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a Fund or investment adviser who obtains information concerning recommendations made to a Fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Trust, MIP and BGFA are on public file with, and are available from, the SEC.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 2004, the shareholders identified below were known by the Trust to own 5% or more of the indicated Fund's outstanding shares in the following capacity:

                                                                     Percentage   Nature of
Name of Fund                Name and Address of Shareholder           of Fund     Ownership
------------------   ---------------------------------------------   ----------   ---------
Bond Index Fund      National City TTEE                                      63%   Record
                     Trust Mutual Funds
                     PO BOX 94984
                     Cleveland, OH 44101

                     Merrill Lynch Pierce Fenner and Smith TTEE              17%   Record
                     Attn Trading Supervisor
                     265 Davidson Ave., 4th Floor
                     Somerset, NJ 08873

                     Wells Fargo Bank Minnesota, N.A.                        10%   Record
                     Mutual Funds Trust Operations
                     510 Marquette Ave. South
                     Minneapolis, MN 55479

                                                                     Percentage   Nature of
Name of Fund                Name and Address of Shareholder           of Fund     Ownership
------------------   ---------------------------------------------   ----------   ---------
S&P 500 Stock Fund   State Street Trust Co. TR                               53%   Record
                     FBO Bechtel Master TR
                     Attn: Mary Wilson Asset Services
                     100 Plaza One Mailstop 3048
                     Jersey City, NJ 07311

                     State Street Trust
                     Certain Tax Qualified Retirement                        11%
                     Plan of Bechtel
                     50 Beale St.
                     San Francisco, CA 984105

                     Merrill Lynch Pierce Fenner and Smith TTEE QU            9%   Record
                     Attn:  Trading Supervisor
                     265 Davidson Ave., 4th Floor
                     Somerset, NJ 08873

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund.

                 INVESTMENT ADVISER AND OTHER SERVICES PROVIDERS

     Investment Adviser. The Funds are feeder funds in a master/feeder structure. As a result the Funds will invest all of their respective assets in corresponding Master Portfolios of MIP. The Master Portfolios have retained BGFA as the investment adviser to manage their assets. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolios' assets itself. Pursuant to the advisory contracts between BGFA and the Master Portfolios ("Advisory Contracts"), BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolios.

     As to each Master Portfolio, the applicable Advisory Contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of such Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Master Portfolio, the applicable Advisory Contract is terminable without penalty, on 60 days' written notice, by either party. The applicable Advisory Contract will terminate automatically, as to the relevant Master Portfolio, in the event of its assignment (as defined in the 1940 Act).

     BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the S&P 500 Index Master Portfolio and 0.08% of the average daily net assets of the Bond Index Master Portfolio. From time to time, BGFA may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance. For the periods shown below, the Master Portfolios paid the following advisory fees to BGFA, without waivers:

     For the periods shown below, each Fund's corresponding Master Portfolio paid BGFA the following advisory fees, without waivers:

                                    Fiscal         Fiscal         Fiscal
                                  Year Ended     Year Ended     Year Ended
                                  12/31/2001     12/31/2002     12/31/2003
                                 ------------   ------------   ------------
Bond Index Master Portfolio      $    399,118   $    458,620   $    511,325
S&P 500 Index Master Portfolio   $  1,422,538   $  1,291,462   $  1,436,333

     Administrator.

     The Trust has engaged BGI to provide certain administration services to the Funds. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Funds; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Funds' investment adviser. BGI also pays the compensation of the Funds' Trustees, officers and employees who are affiliated with the Trust.

     In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds' and the Trust's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, BGI is entitled to receive fees at the annual rate of 0.15% of the average daily net assets of each Fund. . BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services for the Funds, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

     Prior to April 1, 2003, BGI and Stephens Inc. ("Stephens") served as co-administrators of the Funds and administration fees were paid by the Funds to BGI and Stephens jointly. For the fiscal years shown below, the Funds paid administration fees as follows:

                                    Fiscal         Fiscal         Fiscal
                                  Year Ended     Year Ended     Year Ended
                                  12/31/2001     12/31/2002     12/31/2003
                                 ------------   ------------   ------------
Bond Index Fund                  $    115,426   $    134,768   $    113,486
S&P 500 Stock Fund               $  2,325,090   $  1,771,745   $  1,613,028

     Shareholder Servicing Agents.

     The Board of Trustees of the Funds has adopted a Shareholder Servicing Plan pursuant to which it has entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.15% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services.

     A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of the Funds' Prospectus and this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

     Distributor.

     SEI Investments Distribution Co. ("SEI") is the distributor for the Funds' shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

     SEI, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Funds for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). SEI does not receive a fee from the Funds for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Funds for such activities.

     In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

     Custodian.

     IBT is the custodian for each Fund and Master Portfolio and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. IBT is not entitled to receive compensation for its services as custodian so long as it is entitled to receive fees from BGI for providing sub-administration services to the Funds.

     Transfer and Dividend Disbursing Agent.

     IBT also is the transfer and dividend disbursing agent for the Funds. For its services as transfer and dividend disbursing agent to the Funds, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in each Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services to the Funds. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Funds, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

     Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust.

     Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

     Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Funds, BGI has agreed to bear all costs of the Funds' and the Trust's operations.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value per share for a Fund is determined on each day the Fund is open for trading. Each Fund's investment in the corresponding Master Portfolio of MIP is valued based on the Fund's ownership interest in the Master Portfolio's net assets.

     The securities of the Master Portfolios are valued as discussed below. Securities for which the primary market is a national securities or commodities exchange or a recognized foreign securities exchange or commodities exchange will be valued at last sale prices on the principal exchange on which they are traded, or in the absence of any sale on the valuation date, at latest quoted bid prices. Securities for which the primary market is Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq official closing price or, in the absence of any sale on the valuation date, at latest quoted bid prices, which will be obtained from a reputable independent pricing service. U.S. Government securities and all other securities for which current over-the-counter market quotations are readily available will be valued at latest quoted bid prices, which will be obtained from one or more reputable independent pricing services. If quoted prices are unavailable or inaccurate, market values will be determined based on quotes obtained from brokers, dealers and/or based on averages of prices obtained from reputable independent pricing services. Money market instruments and debt securities maturing in 60 days or less will be valued at amortized cost.

     Securities held under a repurchase agreement will be valued at a price equal to the amount of the cash investment at the time of valuation on the valuation date. The market value of the underlying securities will be determined in accordance with the above discussed valuation procedures, as appropriate, for the purpose of determining the adequacy of collateral.

     Shares of an investment company, other than investment companies whose shares are traded on an exchange, will be valued at the fund's published net asset value per share.

     Securities and other assets for which current market quotations are not readily available will be valued at fair value by BGI in accordance with BGI's Pricing Policy. MIP's Board of Trustees has expressly delegated the authority and duty to make such fair value determinations to BGI; however, the Board is responsible for the oversight of BGI and retains the authority to make any valuation decisions as the Board deems appropriate.

     Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining the value of the Master Portfolio's interests.

                   PURCHASES, REDEMPTION AND PRICING OF SHARES

     Terms of Purchase and Redemption.

     The Funds are generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Funds close early, purchase and redemption orders received after a Fund's closing time will be executed on the next Business Day. In addition, each Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

     In-Kind Purchases.

     Payment for shares of a Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, a Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. Each Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

     Suspension of Redemption or Payment of Redemption Proceeds.

     The Trust may suspend the right of redemption or postpone redemption payments for such periods as re permitted under the 1940 Act. Currently, under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

                             PORTFOLIO TRANSACTIONS

     Since each Fund invests all of its assets in a corresponding Master Portfolio of MIP, set forth below is a description of the Master Portfolios' policies governing portfolio securities transactions.

     Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, SEI or Barclays Global Investors Services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

     Under the 1940 Act, persons affiliated with a Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which SEI or BGFA, or any of its affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

     A Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. BGFA is responsible for each Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, each Master Portfolio will not necessarily be paying the lowest spread or commission available.

     Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for each Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.

     BGFA and its affiliates, including BGI, deal, trade and invest for their own accounts and any other accounts for which they have fiduciary responsibility, in the types of securities in which the Master Portfolios may also invest.

     Portfolio Turnover.

     The portfolio turnover rates for the Bond Index and S&P 500 Index Master Portfolios generally are not expected to exceed 100% and 50%, respectively. The higher portfolio turnover rate for the Bond

Index Master Portfolio may result in higher transaction (i.e., principal markup/markdown, brokerage, and other transaction) costs. High portfolio turnover may also result in adverse tax consequences to a Fund's shareholders. The portfolio turnover rate will not be a limiting factor when BGFA deems portfolio changes appropriate.

     Brokerage Commissions.

     For the periods shown below, the corresponding Master Portfolio of each Fund paid the following brokerage commissions. The difference in brokerage commissions paid by the S&P 500 Index Master Portfolio for the fiscal year ended 2002 and for the fiscal year ended 2003 was a result of fewer changes in the issuers included in the S&P 500 Index during 2003. None of these brokerage commissions were paid to affiliated brokers.

                                    Fiscal         Fiscal         Fiscal
                                  Year Ended     Year Ended     Year Ended
                                  12/31/2001     12/31/2002     12/31/2003
                                 ------------   ------------   ------------
Bond Index Master Portfolio      $          0   $          0   $          0
S&P 500 Index Master Portfolio   $    319,381   $    342,491   $     98,111

     Securities of Regular Broker/Dealers.

     As of December 31, 2003, the corresponding Master Portfolio of each Fund owned securities of their "regular brokers or dealers" (as defined in the 1940
Act) or their parents, as follows:

Master Portfolio                 Broker/Dealer or Parent              Amount
------------------------------   -------------------------------   ------------
Bond Index Master Portfolio      Citigroup Inc.                    $  4,379,850
                                 Credit Suisse First Boston        $  3,005,206
                                 Goldman Sachs Group Inc.          $  2,800,620
                                 Lehman Brothers Holdings Inc.     $  1,913,549
                                 Merrill Lynch & Co. Inc.          $  1,703,229
                                 Union Bank of Switzerland         $    278,424

S&P 500 Index Master Portfolio   Citigroup Inc.                    $ 87,186,043
                                 Morgan Stanley                    $ 21,823,066
                                 Wachovia Corp.                    $ 21,474,263
                                 Merrill Lynch & Co. Inc.          $ 19,303,709
                                 Goldman Sachs Group Inc. (The)    $ 16,276,332
                                 Bank of New York Co. Inc. (The)   $  8,920,508
                                 Lehman Brothers Holdings Inc.     $  7,300,842
                                 State Street Corp.                $  6,060,133

     Proxy Voting Policies.

     MIP has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolios. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

     BGFA votes (or refrains from voting) proxies for the Master Portfolios in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolios. In some cases, BGFA may determine that it is in the best interests of the Master Portfolios to refrain from exercising the Master Portfolios' proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolios. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

     . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

          BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolios, the Master Portfolios' affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

                          FUND DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. The Trust intends to continue to qualify each Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Trust as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to a Fund's principal business of investing in stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. A Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, such Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

     Equalization Accounting. Under the Code, the Funds may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Investment through Master Portfolios. Each Fund seeks to continue to qualify as a regulated investment company by investing its assets in a corresponding Master Portfolio. Each Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in a Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a Master Portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the Master Portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each Master Portfolio's assets, income and distributions will be managed in such a way that an investor in a Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

     Taxation of Fund Investments. In general, if a Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

     If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the mark-to-market rule and the "60%/40%" rule.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds a Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be jeopardized. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of a Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

Foreign Taxes. Amounts realized by a Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which a Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" of 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations on or after January 1, 2003, as long as certain holding period requirements are met. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will be treated as qualified dividend income in the hands of individual shareholders, as long as they meet certain holding period requirements set forth below for their Fund shares. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. A Fund will only be treated as realizing qualified dividend income to the extent it receives dividends from certain domestic and foreign corporations and the Fund has held the shares of the stock producing the dividend for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. A longer holding period applies to investments in preferred stock. (Only dividends from direct investments will qualify. Payments received by the Fund from securities lending, repurchase and other derivative transactions ordinarily will not.) Furthermore, an individual Fund shareholder can only treat a Fund distribution designated as qualified dividend income as such if he or she as held the Fund shares producing the distribution for at least 61 days during the 120-day period beginning on the date that is 60 days before the date on which such shares became ex-dividend. No assurance can be given as to what portion, if any, of the Fund's dividend income distributed to shareholders will qualify for the reduced rate of taxation.

     The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans

("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts]. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

     Corporate Shareholders. Subject to limitation and other rules, a corporate shareholder of the S&P 500 Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In general, a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if: (i) the corporate shareholder holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund holds the shares of the domestic corporation producing the dividend income in an unleveraged position for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income. A longer holding period applies to investments in preferred stock.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                                  CAPITAL STOCK

     As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of nine separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

     Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

     Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

     The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     The Master Portfolio. Whenever a Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

     MIP is an open-end, series management investment companies organized as a Delaware business trust. MIP was organized on October 20 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

     The interests in each Master Portfolio of MIP have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP also intends to dispense with annual meetings, but is required by
Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever a Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

                       ADDITIONAL INFORMATION ON THE FUNDS

     The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Funds including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     No person has been authorized to give any information or to make any representations other than those contained in the Funds' Prospectus, this SAI and in the Trust's official sales literature in connection with the offer of the Funds' shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                              FINANCIAL STATEMENTS

     The audited financial statements, including the schedule of investments, financial highlights and independent auditor's reports for the fiscal year ended December 31, 2003 for the Bond Index and S&P 500 Stock Funds and corresponding Master Portfolios are hereby incorporated by reference to the Trust's Annual Report, as filed with the SEC on March 10, 2004. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX
                                    --------

     Certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch") are as follows:

                                S&P Bond Ratings

                                      "AAA"

     Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

     Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       "A"

     Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      "BBB"

     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                      "BB"

     Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

                                       "B"
     Bonds rated "B" have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                                      "CCC"
     Bonds rated "CCC" are currently vulnerable and are dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      "CC"

     Bonds rated "CC" are currently highly vulnerable to nonpayment. Bonds rated "CC" are subordinate to senior debt rated "CCC."

                                       "C"

     Bonds rated "C" are currently highly vulnerable to nonpayment. Bonds rated "C" are subordinate to senior debt rated "CCC." The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Bonds rated "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that are currently paying.

                                       "D"

     Bonds rated "D" are currently in default, where payment of interest and/or repayment of principal is in arrears.

                          S&P Commercial Paper Ratings
                          ----------------------------

     A-1 - Bonds rated A-1 are rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 - Bonds rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 - Bonds rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B - Bonds rated B are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - Bonds rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D - Bonds rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                              Moody's Bond Ratings

                                      "Aaa"

     Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

     Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                                       "A"

     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      "Baa"

     Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      "Ba"

     Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       "B"

     Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      "Caa"

     Bonds that are rated "Caa" are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      "Ca"

     Bonds that are rated "Ca" are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                       "C"

     Bonds that are rated "C" are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

                        Moody's Commercial Paper Ratings

     The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated ("P-3") Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

     Issuers rated "Not Prime" have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                               Fitch Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      "AAA"

     Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

     Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                       "A"

     Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      "BBB"

     Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                      "BB"

     Bonds rated "BB" are considered to be speculative and have a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                       "B"

     Bonds rated "B" are considered to be highly speculative and indicate that significant credit risk is present. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                               "CCC," "CC" and "C"

     Bonds rated "CCC," "CC" and "C" are considered to be in high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                               "DDD," "DD" and "D"

     Bonds rated "DDD," "DD" and "D" are currently in default. The ratings of bonds in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

                            Fitch Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      "F-1"

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                                      "F-2"

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                                      "F-3"

     Fair Credit Quality. Issues assigned this rating reflect the capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade status.

                                       "B"

     Speculative. Issues assigned this rating reflect minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                       "C"

     High Default Risk. Issues assigned this rating reflect the real possibility of default. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business environment.

                                       "D"

     Default. Issues assigned this rating reflect actual or imminent payment default.

                                   PROSPECTUS
                                  MAY 1, 2004

Institutional Money Market Fund

AON CAPTIVE SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 BARCLAYS GLOBAL INVESTORS funds

Table of Contents


                        2  Investment Objective

                        2  Principal Investment Strategies

                        3  Principal Risk Factors

                        4  Investment Returns

                        5  Fees and Expenses

                        6  Management of the Fund

                        7  Shareholder Information

                       11  Financial Highlights

Investment Objectives*

The investment objective for the Institutional Money Market Fund (the "Fund") is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies


The Fund seeks to achieve its investment objective by investing in high-quality, short-term government, bank and corporation debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less;

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P");

.. If the securities are unrated, Barclays Global Fund Advisors ("BGFA") the
  Master Portfolios investment adviser, will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees; and

.. The principal and interest of all securities are payable in U.S. dollars.

Within these guidelines, the Fund may invest in U.S. and foreign government debt, including the debt of its agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. The Fund may invest in fixed rate, floating rate and variable rate debt securities. Floating and variable rate securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

Extensive research, including economic, technical and security analysis is utilized to select individual investments. Economic Analysis includes evaluating national and global economic conditions, as well as interest rate movements. Technical Analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investors. Security Analysis includes evaluating the credit quality of an instrument.

*The Institutional Money Market Fund invests all of its assets in a separate mutual fund--the Money Market Master Portfolio (the "Master Portfolio")--that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. A description of the relationship of the Fund to its Master Portfolio appears on page 10.


2   BARCLAYS GLOBAL INVESTORS

Principal Risk Factors

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Although some of the Fund's portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities may fluctuate. Certain securities issued by U.S. Government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Short-term securities generally have a remaining maturity of 397 days or less. The Fund's portfolio will maintain an average weighted maturity of 90 days or less.

The following factors could reduce the Fund's income and/or share price:

.. Sharply rising interest rates; or

.. Downgrades of credit ratings or defaults of any of the Fund's holdings.

The Fund reserves the right to concentrate its investments (i.e. invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally include interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

For a further discussion of the Fund's investments and risks, please refer to the Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Fund

The Fund is designed for investors who:

.. Seek income from a high quality portfolio;

.. Wish to maintain the value of their investment in the long and short-term;
  and/or who

.. Seek an interim investment or a short-term goal.


INSTITUTIONAL MONEY MARKET FUND 3

Investment Returns


Total Returns

The bar chart and the table in this section provide some indication of the risks of investing in the Aon Captives Shares of the Institutional Money Market Fund (the "Fund") by showing changes in the Fund's performance from year to year. The bar chart shows the returns for the Fund for each full calendar year since the Fund's inception. The average annual total return table compares the average annual total return of the Fund with the average return of a group of corresponding funds for one and five years and since the Fund's inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Institutional Money Market Fund--Aon Captives Shares Year-By-Year Returns

                                    [CHART]



The highest and lowest quarterly returns for the Aon Captives Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly   Lowest Quarterly
Return 4th Qtr. '00 Return 3rd Qtr '03 & 4th Qtr '03

       1.66%                     0.23%

AON CAPTIVES SHARES AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

                                                                                     SINCE INCEPTION
                                                                           ONE YEAR (August 4, 1999)**
------------------------------------------------------------------------------------------------------
Aon Captives Shares                                                         1.04%         3.51%
------------------------------------------------------------------------------------------------------
MFR Averages/FTI*                                                           0.84%         3.30%
------------------------------------------------------------------------------------------------------

*The Aon Captives Shares of the Institutional Money Market Fund is tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

**The Money Fund Report average is calculated from August 1, 1999.

The Fund's seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.

To learn the Fund's current seven-day yield, call 1 877 BGI 1544 (1 877 244
1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


4   BARCLAYS GLOBAL INVESTORS

Fees and Expenses


The table below describes the fees and expenses that you may pay if you buy and hold Aon Captives Shares of the Fund. The expenses are deducted from the Aon Captive Shares assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                 Management fees                                             0.10%
----------------------------------------------------------------------------------
                 Rule 12b-1 fees                                             0.10%
----------------------------------------------------------------------------------
                 Other expenses                                              0.02%
----------------------------------------------------------------------------------
                 Total annual Fund operating expenses/1, 2/                  0.22%
----------------------------------------------------------------------------------

/1/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.

/2/The Fund's service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund's operating expenses remain the same.

The Fund does do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------------
Institutional Money Market Fund (Aon Captive Shares)  $23     $71    $124     $280
------------------------------------------------------------------------------------


INSTITUTIONAL MONEY MARKET FUND 5

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio with a substantially identical investment objective, strategies and policies. BGFA, a registered investment adviser, serves as investment adviser for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive a fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world's largest managers of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for over $1 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Fund's administrator:

.. Management of the Fund's non-investment operations;

.. Preparation of reports for the Fund's Board of Trustees;

.. Preparation of required filings with the Securities and Exchange Commission and state securities commissions; and

.. Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.02% of the Fund's average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for the Fund other than the investment advisory fee, distribution fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses.

Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Aon Captives Shares' of the Fund. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents, including the Aon Securities Corporation. The fees are paid out of the Aon Captives Shares assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The fees paid under the plan are at an annual rate of 0.10% of the average daily net assets of the Aon Captives Shares of the Fund.


6   BARCLAYS GLOBAL INVESTORS

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Aon Captives Shares is $500,000; however, in certain situations, the minimum initial investment amount can be reduced or waived. Contact (IBT) for more information.

In order to invest, a completed account application form must be submitted to and processed by IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order on any day the Fund is open (a "Business Day") by 5:00 p.m. Eastern Time to purchase shares at that day's net asset value per share ("NAV"). Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends, New York Stock Exchange Holidays ("NYSE"), and Columbus Day and Veterans' Day.

The Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, including an exchange, for any reason.

Purchases must be made in U.S. dollars and funds must be received via the FedWire system by its close, normally 6:00 p.m., or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by 5:00 pm Eastern Time on any Business Day to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the Fund's NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. The Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days as permitted under applicable law. The Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, the Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Fund's SAI or contact IBT at 1 888 204 3956.


INSTITUTIONAL MONEY MARKET FUND 7

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

How to Exchange Shares

The Fund allows investors to exchange shares free of charge between BGI funds. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

An exchange of a Fund's shares for shares of another BGI fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

The Fund reserves the right to refuse any exchange order and to limit the number of times you may exchange shares if the Fund believes doing so is in the best interest of other shareholders in the Fund. The Fund may also modify or terminate this exchange privilege by giving 60 days' written notice.

Instructions for Existing Shareholders

Existing shareholders who have established accounts with the Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, just check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011001438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name
 Shareholder Account Number
 Fund Number 1126 (Aon Captives Shares Institutional Money Market Fund)

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m., Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Existing shareholders can ask IBT to wire proceeds directly to their designated bank account.**

.. When an existing shareholder purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sales proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.


8   BARCLAYS GLOBAL INVESTORS

Calculating the Share Price

IBT calculates the Aon Captive Shares share price of the (also known as the Aon Captives Shares NAV) in accordance with the standard formula for valuing mutual fund shares at 5:00 p.m. Eastern Time on any Business Day. The formula calls for deducting all of the Aon Captives Shares liabilities from the total value of its assets and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities held by the Fund.

The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will be able to do so.

The price at which a purchase or redemption order is processed is made based on the next calculation for the AON Captives Shares of NAV after the order is received in proper form.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund's net investment income and realized net capital gains. Distributions from the Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund distributions to you and your tax rate.

Distributions generally create the following tax liability:

TRANSACTION                          TAX STATUS
Income dividends                     Ordinary income
-----------------------------------------------------------
Short-term capital gain distribution Ordinary income
-----------------------------------------------------------
Long-term capital gain distribution  Long-term capital gain
-----------------------------------------------------------

Normally, the Fund does not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.


INSTITUTIONAL MONEY MARKET FUND 9

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in Master Portfolio, that has a substantially identical investment objectives, strategies, and policies as the Fund. BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and therefore the Fund.

Feeder Fund Expenses. The feeder funds bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the Fund's shareholders' best interests. If the Board of Trustees withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Fund offers additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.


10  BARCLAYS GLOBAL INVESTORS

Financial Highlights

The table below provides a picture of the Institutional Money Market Fund's Aon Captives Shares' financial performance. The information selected reflects financial results for a single share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Aon Captive Shares, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003 has been audited by PricewaterhouseCoopers LLP. For all other periods the information was audited by KPMG LLP. The independent auditor's report along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 5:00 p.m. Eastern Time.

Institutional Money Market Fund

Financial Highlights
For a share outstanding throughout each period

                                                                                      AON CAPTIVES SHARES

                                                          Year Ended      Year Ended    Year Ended    Year Ended
                                                          Dec. 31, 2003   Dec. 31, 2002 Dec. 31, 2001 Dec. 31, 2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $1.00          $1.00         $1.00         $1.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.01           0.02          0.04          0.06
Net realized and unrealized gain on investments                 0.00/(4)/        --            --            --
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.01           0.02          0.04          0.06
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (0.01)         (0.02)        (0.04)        (0.06)
Net realized gain                                             (0.00)/(4)/        --            --            --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.01)         (0.02)        (0.04)        (0.06)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $1.00          $1.00         $1.00         $1.00
--------------------------------------------------------------------------------------------------------------------
Total return                                                   1.04%          1.70%         4.12%         6.46%
--------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                             $55,399         $8,211            $6            $5
Ratio of expenses to average net assets/(3)/                   0.22%          0.22%         0.24%         0.22%
Ratio of net investment income to average net assets/(3)/      0.97%          1.42%         4.06%         6.22%
--------------------------------------------------------------------------------------------------------------------


                                                          Period Ended
                                                          Dec. 31, 1999/(1)/
----------------------------------------------------------------------------
Net asset value, beginning of period                            $1.00
----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.02
Net realized and unrealized gain on investments                    --
----------------------------------------------------------------------------
Total from investment operations                                 0.02
----------------------------------------------------------------------------
Less distributions from:
Net investment income                                          (0.02)
Net realized gain                                                  --
----------------------------------------------------------------------------
Total distributions                                            (0.02)
----------------------------------------------------------------------------
Net asset value, end of period                                  $1.00
----------------------------------------------------------------------------
Total return                                                    2.22%/(2)/
----------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                                   $5
Ratio of expenses to average net assets/(3)/                    0.09%
Ratio of net investment income to average net assets/(3)/       2.95%
----------------------------------------------------------------------------

/(1)/Period from August 4, 1999 (commencement of operations) to December 31,
     1999.
/(2)/Not annualized.
/(3)/Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.
/(4)/Rounds to less than $0.01


INSTITUTIONAL MONEY MARKET FUND 11

[This page intentionally left blank.]

BARCLAYS GLOBAL INVESTORS funds

For more detailed information on the Funds, request a copy of its annual and semi-annual reports to shareholders and their Statement of Additional Information (SAI).

The SAI provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2004, with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus.

If you have any questions about the Fund or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Fund's toll-free number:
1 877 BGI 1544 (1 877 244 1544), or email the Fund at: BGICash@seic.com

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the internet on the Securities and Exchange Commission's Website at: http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Securities and Exchange Commission at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-7332

                                                                        BARCLAYS

                                   PROSPECTUS
                                  MAY 1, 2004

Institutional Money Market Fund
Prime Money Market Fund

INSTITUTIONAL SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 BARCLAYS GLOBAL INVESTORS funds

Table of Contents


                        2  Investment Objective

                        2  Principal Investment Strategies

                        3  Principal Risk Factors

                        4  Investment Returns

                        6  Fees and Expenses

                        7  Management of the Funds

                        8  Shareholder Information

                       13  Financial Highlights

Investment Objectives*

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund (together, the "Funds") is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The Funds seek to achieve their investment objectives by investing in high-quality, short-term government, bank and corporate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less;

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P");

.. If the securities are unrated, Barclays Global Fund Advisors ("BGFA"), the
  Master Portfolio's investment adviser, will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees;

.. The principal and interest of all securities are payable in U.S. dollars; and

In addition to the points described above, under normal circumstances, the Prime Money Market Fund expects to:

.. Maintain a portfolio average-weighted maturity of 60 days or less; and

.. Invest at least 95% of its total assets in any combination of U.S. Government securities, securities rated in the highest short-term category (according to credit rating agencies such as Moody's or S&P), securities of other money market funds and collateralized repurchase agreements comprised of such obligations.

Within these guidelines, the Funds may invest in U.S. and foreign government debt, including the debt of their agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. The Funds may invest in fixed rate, floating rate and variable rate debt securities. Floating and variable rate securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

*The Institutional Money Market Fund and the Prime Money Market Fund invest all of their assets in a separate mutual fund--the Money Market Master Portfolio and the Prime Money Market Master Portfolio, respectively (each a "Master Portfolio" and collectively, the "Master Portfolios")--that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 11.


2   BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

An investment in either Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Fund.

Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities may fluctuate. Certain securities issued by U.S. Government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Additionally, each Fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Short-term securities generally have a remaining maturity of 397 days or less. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund will maintain an average weighted maturity of 60 days or less.

The following factors could reduce the Funds' income and/or share price:

.. Sharply rising interest rates; or

.. Downgrades of credit ratings or defaults of any of the Funds' holdings.

Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally included interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

For a further discussion of the Funds' investments and risks, please refer to the Statements of Additional Information (SAI). The SAIs are incorporated by reference in this prospectus and are available free of charge by calling 1 877 BGI 1544 (1 877 244 1544).

Who May Want to Invest in the Funds

The Funds are designed for investors who:

.. Seek income from a high quality portfolio;

.. Wish to maintain the value of their investment in the long and short-term;
  and/or

.. Seek an interim investment or a short-term goal.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 3

Investment Returns

Total Returns

The bar chart and table in this section provide some indication of the risks of investing in the Institutional Shares of the Institutional Money Market Fund. The Institutional Shares of the Institutional Money Market Fund commenced operations on August 4, 1999. The Institutional Shares of the Prime Money Market Fund commenced operations on April 16, 2003 and thus have been in existence for less than one calendar year. As a result, no performance information for the Institutional Shares of the Prime Money Market Fund is included in this section.

The bar chart shows the return of the Institutional Shares of the Institutional Money Market Fund for each full calendar year since its inception. The average annual total return table on the following page compares the average annual total return of the Institutional Shares of the Institutional Money Market Fund with the return of the average return of a group of corresponding funds for one year and the period since inception. How the Institutional Money Market Fund performed in the past is not necessarily an indication of how it will perform in the future.

Institutional Money Market Fund - Institutional Shares Year-By-Year Returns


                                     [CHART]


The highest and lowest quarterly returns for the Institutional Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

           Highest Quarterly       Lowest Quarterly
           Return: 4th Quarter '00 Return: 3rd Qtr '03 & 4th Qtr. '03

                    1.68%                         0.26%


4   BARCLAYS GLOBAL INVESTORS FUNDS

INSTITUTIONAL SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN
(AS OF DECEMBER 31, 2003)

                                                                           SINCE INCEPTION
                                                      ONE YEAR THREE YEAR (AUGUST 4, 1999)**
--------------------------------------------------------------------------------------------
Institutional Money Market Fund--Institutional Shares   1.14%     2.39%          3.62%
--------------------------------------------------------------------------------------------
MFR Averages/FTI*                                       0.84%     2.08%          3.30%
--------------------------------------------------------------------------------------------

*The Institutional Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**The Money Fund Report average is calculated from August 1, 1999.

Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund's current seven-day yield, call 1 877 BGI 1544 (1 877 244
1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 5

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Funds. The expenses are deducted from each Fund's assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                             Institutional
                                                                             Money Market  Prime Money
                                                                                 Fund      Market Fund
------------------------------------------------------------------------------------------------------
                Management fees                                                  0.10%        0.10%
------------------------------------------------------------------------------------------------------
                Other expenses                                                   0.02%        0.02%
------------------------------------------------------------------------------------------------------
                Total annual Fund operating expenses/(1)(2)/                     0.12%        0.12%
------------------------------------------------------------------------------------------------------

/(1)/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
/(2)/The Fund's service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund's operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                                       1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------
Institutional Money Market Fund (Institutional Shares)  $12     $39     $68     $154
--------------------------------------------------------------------------------------
Prime Money Market Fund (Institutional Shares)          $12     $39     $68     $154
--------------------------------------------------------------------------------------


6   BARCLAYS GLOBAL INVESTORS FUNDS

Management of the Funds


Investment Adviser

The Funds are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA, a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive fees at the annual rate of 0.10% of each of the Master Portfolios' average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world's largest managers of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for over $1 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Funds' administrator:

Management of the Funds' non-investment operations;

.. Preparation of reports for each Fund's Board of Trustees;

.. Preparation of required filings with the Securities and Exchange Commission
  ("SEC") and state securities commissions; and

.. Preparation of proxy statements and shareholder reports.

BGI is entitled to receive fees at the annual rate of 0.02% of the average daily net assets of each Fund's Institutional Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 7

Shareholder Information

Who is Eligible to Invest

The minimum initial investment amount for the Institutional Shares for each Fund is $10 million; however, in certain situations, this minimum initial investment amount may be reduced or waived. Contact Investors Bank & Trust
(IBT), the Funds' custodian, transfer agent and dividend disbursing agent for more information.

In order to invest, a completed account application form must be submitted to and processed by IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order on any day the Funds are open (a "Business Day") by 5:00 p.m. Eastern Time to purchase shares at that day's net asset value per share ("NAV"). Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange ("NYSE") Holidays, Columbus Day and Veterans' Day.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, including an exchange, for any reason.

Purchases generally must be made in U.S. dollars and funds must be received via the FedWire system by its close, normally 6:00 p.m. Eastern Time, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by 5:00 p.m. Eastern Time on any Business Day to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund's NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted by applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund


8   BARCLAYS GLOBAL INVESTORS FUNDS
may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds' SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

How to Exchange Shares

The Funds allow investors to exchange shares free of charge between BGI Funds. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

An exchange of a Fund's shares for shares of another BGI fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to Federal Income Tax.

Each Fund reserves the right to refuse any exchange order and to limit the number of times you may exchange shares if the Fund believes doing so is in the best interest of other shareholders in the Fund. The Fund's may also modify or terminate this exchange privilege by giving 60 days' written notice.

Instructions for Direct Buyers

Direct Buyers who have established accounts with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

    Investors Bank & Trust Co.
    ABA #011001438
    Attn: Transfer Agent
    Account # DDA 555555535
    For Further Credit to: Barclays Global Investors Funds
    Shareholder Account Name
    Shareholder Account Number
    Fund Number:
     1127 (Institutional Shares Institutional Money Market Fund)
     1197 (Institutional Shares Prime Money Market Fund)

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and your account number on your check. You will find them on your monthly statements.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 9

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most bank and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sales proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.

Calculating the Funds' Share Price

IBT calculates each Fund's share price (also known as a Fund's NAV) in accordance with the standard formula for valuing mutual fund shares at 5:00 p.m. Eastern Time on any Business Day. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities held by the Funds.

The Funds seeks to maintain a constant price of $1 per share, although it can offer no assurance that they will be able to do so.

The price at which a purchase or order is processed is made is based on the next calculation that of Fund's NAV after the order is received in proper form.

Fund Distributions

Each Fund declares distributions of any net income daily and distributes them monthly. A Fund distributes realized capital gains, if any, to shareholders at least annually. Distributions payable to you by a Fund will be automatically reinvested in additional shares of that Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.


10  BARCLAYS GLOBAL INVESTORS FUNDS

Please Note:

  . Each Fund credits distributions earned on weekends and holidays to the preceding business day;

  . If you sell shares before the monthly distribution payment date, each Fund remits to the shareholder any distributions declared but not yet paid to the shareholder on the next distribution payment date; and

  . If you sell all shares before the monthly distribution payment date, each Fund remits to the shareholder all distributions accrued with the sale proceeds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund's net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund Shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund's distributions to you and your tax rate. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31, of the prior year.

Distributions generally create the following tax liability:

TRANSACTION                          TAX STATUS
Income dividends                     Ordinary income
-----------------------------------------------------------
Short-term capital gain distribution Ordinary income
-----------------------------------------------------------
Long-term capital gain distribution  Long-term capital gain
-----------------------------------------------------------

Normally, the Funds do not expect to realize significant capital gain.

Dividends and distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 11

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. The feeder funds bear their Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its corresponding Master Portfolio if it believes doing so is in the Fund's shareholders' best interests. If the Board of Trustees withdraws a Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.


12  BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights


The table below provides a picture of the Institutional Shares of the Institutional Money Market Fund and Prime Money Market Fund financial performance. The information reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003 has been audited by PricewaterhouseCoopers LLP. For all other periods, the information was audited by KPMG LLP. The independent auditor's report along with each Fund's financial statements, is included in the Funds' annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern Time.

Institutional Money Market Fund

Institutional Shares Financial Highlights
For a share outstanding throughout each period

                                                                                          INSTITUTIONAL SHARES

                                                          Year Ended        Year Ended        Year Ended        Year Ended
                                                          Dec. 31, 2003     Dec. 31, 2002     Dec. 31, 2001     Dec. 31, 2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $1.00             $1.00             $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                            0.01              0.02              0.04             0.06
Net realized and unrealized gain on investments               0.00/(4)/              --                --               --
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                 0.01              0.02              0.04             0.06
------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                           (0.01)            (0.02)            (0.04)           (0.06)
Net realized gain                                               (0.00)/(4)/       (0.00)/(4)/       (0.00)/(4)/         --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.01)            (0.02)            (0.04)           (0.06)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $1.00             $1.00             $1.00            $1.00
------------------------------------------------------------------------------------------------------------------------------
Total return                                                    1.14%             1.83%             4.23%            6.55%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                           $3,998,225        $3,327,652        $1,202,381          $16,035
Ratio of expenses to average net assets/(3)/                    0.12%             0.12%             0.12%            0.12%
Ratio of net investment income to average net assets/(3)/       1.13%             1.77%             3.04%            6.60%
------------------------------------------------------------------------------------------------------------------------------


                                                          Period Ended
                                                          Dec. 31, 1999/(1)/
----------------------------------------------------------------------------
Net asset value, beginning of period                             $1.00
----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             0.02
Net realized and unrealized gain on investments                     --
----------------------------------------------------------------------------
Total from investment operations                                  0.02
----------------------------------------------------------------------------
Less distributions from:
Net investment income                                            (0.02)
Net realized gain                                                   --
----------------------------------------------------------------------------
Total distributions                                              (0.02)
----------------------------------------------------------------------------
Net asset value, end of period                                   $1.00
----------------------------------------------------------------------------
Total return                                                  2.26%/(2)/
----------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                                    $5
Ratio of expenses to average net assets/(3)/                     0.07%
Ratio of net investment income to average net assets/(3)/        2.97%
----------------------------------------------------------------------------

/(1)/Period from August 4, 1999 (commencement of operations) to December 31,
     1999.
/(2)/Not annualized.
/(3)/Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.
/(4)/Rounds to less than $0.01.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 13

PRIME MONEY MARKET FUND

Institutional Shares Financial Highlights
For a share outstanding throughout the period

                                                            INSTITUTIONAL
                                                               SHARES

                                                          Period ended
                                                          Dec. 31, 2003/(1)/
----------------------------------------------------------------------------
Net asset value, beginning of period                              $1.00
----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                              0.01
Net realized and unrealized loss on investments                  (0.00)/(6)/
----------------------------------------------------------------------------
Total from investment operations                                   0.01
----------------------------------------------------------------------------
Less distributions from:
Net investment income                                            (0.01)
Net realized gain                                                (0.00)/(6)/
----------------------------------------------------------------------------
Total distributions                                              (0.01)
----------------------------------------------------------------------------
Net asset value, end of period                                    $1.00
----------------------------------------------------------------------------
Total return                                                      0.80%/(2)/
----------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                             $2,967,075
Ratio of expenses to average net assets/(5)/                      0.03%/(3)/
Ratio of net investment income to average net assets/(5)/         1.10%/(4)/
----------------------------------------------------------------------------

/(1)/Period from April 16, 2003 (commencement of operations) to December 31,
     2003.
/(2)/Not annualized.
/(3)/The ratio of expenses to average net assets prior to waived fees was 0.12%. /(4)/The ratio of net investment income to average net assets prior to waived fees was 1.01%.
/(5)/Annualized for periods of less than one year. These ratios include expenses charged to the Prime Money Market Master Portfolio.
/(6)/Rounds to less than $0.01.


14  BARCLAYS GLOBAL INVESTORS FUNDS

[This page intentionally left blank.]

BARCLAYS GLOBAL INVESTORS funds

BGF-PR-PR10504

For more detailed information on the Funds, request a copy of their annual and semi-annual reports to shareholders and their Statements of Additional Information (SAIs).

The SAIs provide detailed information on the Funds. BGFA has electronically filed the SAIs, dated May 1, 2004, with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus.

If you have any questions about the Funds or wish to obtain the reports and SAI free of charge, please call the Funds' toll-free number:
1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Fund at: bgius.cashsales@barclaysglobal.com

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the internet on the Securities and Exchange Commission's Website at: http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-7332

                                                                        BARCLAYS

                                   PROSPECTUS
                                  MAY 1, 2004


Institutional Money Market Fund
Prime Money Market Fund

SELECT SHARES

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 BARCLAYS GLOBAL INVESTORS funds

Table of Contents

  2   Investment Objective

  2   Principal Investment Strategies

  3   Principal Risk Factors

  4   Investment Returns

  5   Fees and Expenses

  6   Management of the Funds

  7   Shareholder Information

Investment Objectives/*/

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund (together, the "Funds") is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The Funds seek to achieve their investment objectives by investing in high-quality, short-term government, bank and corporate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less;

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P");

.. If the securities are unrated, Barclays Global Fund Advisors ("BGFA"), the
  Master Portfolios' investment adviser, will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolios' Board of Trustees; and

.. The principal and interest of all securities are payable in U.S. dollars.

In addition to the points described above, under normal circumstances, the Prime Money Market Fund expects to:

.. Maintain a portfolio average-weighted maturity of 60 days or less; and

.. Invest at least 95% of its total assets in any combination of U.S. Government securities, securities rated in the highest short-term category (according to credit rating agencies such as Moody's or S & P), securities of other money market funds and collateralized repurchase agreements comprised of such obligations.

Within these guidelines, the Funds may invest in U.S. and foreign government debt, including the debt of their agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. The Funds may invest in fixed rate, floating rate and variable rate debt securities. Floating and variable rate securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

/*/The Institutional Money Market Fund and the Prime Money Market Fund invest all of their assets in a separate mutual fund--the Money Market Master Portfolio and the Prime Money Market Master Portfolio, respectively (each a "Master Portfolio" and collectively, the "Master Portfolios")--that has substantially identical investment objective. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their Master Portfolios appears on page 11.



2   BARCLAYS GLOBAL INVESTOR FUNDS

Principal Risk Factors

An investment in either Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Fund.

Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities may fluctuate. Certain securities issued by U.S. Government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Additionally, each Fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Short-term securities generally have a remaining maturity of 397 days or less. Each Fund's portfolio will maintain and average weighted maturity of 90 days or less. In general, the Prime Money Market Fund will maintain an average weighted maturity of 60 days or less.

The following factors could reduce the Funds' income and/or share price:

.. Sharply rising interest rates; or

.. Downgrades of credit ratings or defaults of any of the Funds' holdings

Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally include interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

For a further discussion of the Funds' investments and risks, please refer to the Statements of Additional Information (SAIs). The SAIs are incorporated by reference in this prospectus and are available free of charge by calling 1 877 BGI 1544 (1 877 244 1544) or from your shareholder servicing agent.

Who May Want to Invest in the Funds

The Funds are designed for investors who:

.. Seek income from a high quality portfolio;

.. Wish to maintain the value of their investment in the long and short-term;
  and/or

.. Seek an interim investment or a short-term goal.



INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 3

Investment Returns

Total Returns

The bar chart and table in this section provide some indication of the risks of investing in the Select Shares of the Funds. The Select Shares of the Funds commenced operations on January 26, 2004 and thus have been in existence for less than one calendar year. As a result, no performance information for the Select Shares of the Funds is included in this section.

The bar chart shows the return of the Institutional Shares of the Institutional Money Market Fund for each full calendar year since its inception. The Institutional Shares of the Funds are offered in a separate prospectus, however, have substantially similar annual returns because the Institutional Shares are invested in the same portfolio of securities as the Select Shares. The expected performance of the Select Shares of the Funds will differ from that of the Institutional Shares of the Funds only to the extent that the Select Shares operating expenses are higher. The average annual total return table on the following page compares the average annual total return of the Institutional Shares of the Institutional Money Market Fund with the return of the average return of a group of corresponding funds for one year and the period since inception. How the Institutional Money Market Fund performed in the past is not necessarily an indication of how it (or the Select Shares) will perform in the future.

Institutional Money Market Fund - Institutional Shares Year-By-Year Returns


                                     [CHART]


The highest and lowest quarterly returns for the Institutional Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

           Highest Quarterly       Lowest Quarterly
           Return: 4th Quarter '00 Return: 3rd Qtr '03 & 4th Qtr. '03

                    1.68%                         0.26%

INSTITUTIONAL SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN
(AS OF DECEMBER 31, 2003)

                                                                           SINCE INCEPTION
                                                      ONE YEAR THREE YEAR (AUGUST 4, 1999)**
--------------------------------------------------------------------------------------------
Institutional Money Market Fund--Institutional Shares   1.14%     2.39%          3.62%
--------------------------------------------------------------------------------------------
MFR Averages/FTI*                                       0.84%     2.08%          3.30%
--------------------------------------------------------------------------------------------

*The Institutional Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**The Money Fund Report average is calculated from August 1, 1999.



4   BARCLAYS GLOBAL INVESTOR FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Select Shares of the Funds. The expenses are deducted from each Fund's assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                              Institutional
                                              Money Market     Prime Money
                                                  Fund         Market Fund
----------------------------------------------------------------------------
Management fees                                   0.10%           0.10%
----------------------------------------------------------------------------
Other expenses                                    0.12%           0.12%
----------------------------------------------------------------------------
Total annual Fund operating expenses/1, 2/        0.22%           0.22%
----------------------------------------------------------------------------

/1/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
/2/The Fund's service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund's operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
Institutional Money Market Fund (Select Shares)  $23     $71    $124     $280
-------------------------------------------------------------------------------
Prime Money Market Fund (Select Shares)          $23     $71    $124     $280
-------------------------------------------------------------------------------



INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 5

Management of the Funds

Investment Adviser

The Funds are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA, a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive a fee at the annual rate of 0.10% of each of the Master Portfolios' average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world's largest managers of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for over $1 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Funds' administrator;

.. Management of the Funds' non-investment operations;

.. Preparation of reports for the Funds' Board of Trustees;

.. Preparation of required filings with the Securities and Exchange Commission
  ("SEC") and state securities commissions; and

.. Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.12% of the average daily net assets of each Fund's Select Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses.

The Funds have contracted with certain intermediaries ("shareholder servicing agents") to service individual accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. BGI compensates shareholder servicing agents out of fees it receives as administrator of the Funds. Thus you will not be charged extra for these services.



6   BARCLAYS GLOBAL INVESTOR FUNDS

Shareholder Information


Who is Eligible to Invest

To be eligible to purchase Select Shares, you must:

.. Invest through an employer-sponsored or individual retirement savings plan:

.. Invest the proceeds rolled over from such plan into an Individual Retirement
  Account;

.. Maintain an account with Investors Bank & Trust ("IBT"), which is the Fund's custodian, transfer agent and dividend disbursing agent, or one of the Funds' shareholding servicing agents; or

.. Initially invest a minimum of $5 million directly through IBT

The minimum initial investment amount for the Select Shares for each Fund is $5 million; however, in certain situations, this minimum initial investment amount can be reduced or waived. Contact IBT or your shareholder servicing agent for more information.

In order to invest, a completed account application form must be submitted and processed by your shareholder servicing agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your shareholder servicing agent may have procedures for placing orders for Select Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your shareholder servicing agent directly for more information and details.

How to Buy Shares

.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401 (k) plan or from a rollover IRA. (Make arrangements through your employer.) If you are investing through a shareholder servicing agent, your shareholder servicing agent is responsible for transmitting your purchase order.

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order covered above.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order covered above.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 9.

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase on any day the Funds are open (a "Business Day") by 5:00 p.m. Eastern Time to purchase shares at that day's net asset value. Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, NYSE Holidays, Columbus Day and Veterans' Day.

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.



INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 7

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and to reject or cancel any purchase order, including an exchange, for any reason.

Purchases must be made in U.S. dollars and funds must be received via the FedWire system by its close, normally 6:00 p.m., or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with an order that has been placed but not funded as described above.

How to Sell Shares

.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

.. Qualified buyer. Contact your Plan Sponsor or shareholder servicing agent.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 9.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by 5:00 p.m. Eastern Time on any Business Day to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the Fund's NAV not reasonably practicable, or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds' SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

How to Exchange Shares

The Funds allow investors to exchange shares free of charge between BGI funds. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

An exchange of a Fund's shares for shares of another BGI fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.



8   BARCLAYS GLOBAL INVESTOR FUNDS

Each Fund reserves the right to refuse any exchange order and to limit the number of times you may exchange shares if the Fund believes doing so is in the best interest of other shareholders in the Fund. The Funds may also modify or terminate this exchange privilege by giving 60 days' written notice.

Special Instructions for Direct Buyers

Direct Buyers who have established accounts with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011001438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name
 Shareholder Account Number
 Fund Number
  1122 (Select Shares Institutional Money Market Fund);
  1199 (Select Shares Prime Money Market Fund)

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m., Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your sales order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

.. When a direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

Calculating the Funds' Share Price

IBT calculates each Fund's share price (also known as a Fund's NAV) in accordance with the standard formula for valuing mutual fund shares at 5:00 p.m. Eastern Time on any Business Day. The formula calls for deducting all of a

*If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sales proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.



INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 9

Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities held by the Fund.

The Funds seek to maintain a constant price of $1 per share, although it can offer no assurance that they will be able to do so.

The price at which a purchase or redemption order for a Fund's shares is processed is based on the next calculation of that Fund's NAV after the order is received in proper form.

Fund Distributions

Each Fund declares distributions of any net income daily and distributes them monthly. A Fund distributes realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional shares of that Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please Note:

.. Each Fund credits distributions earned on weekends and holidays to the preceding business day;

.. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date; and

.. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund's net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund's distributions to you and your tax rate. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.



10  BARCLAYS GLOBAL INVESTOR FUNDS

Distributions generally create the following tax liability:

             TRANSACTION                TAX STATUS
             Income dividends           Ordinary income
             -----------------------------------------------------
             Short-term capital gain
             distribution               Ordinary income
             -----------------------------------------------------
             Long-term capital gain
             distribution               Long-term capital gain
             -----------------------------------------------------

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a Master Portfolio that has substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. The feeder funds bear their Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its corresponding Master Portfolio if it believes doing so is in the Funds' shareholders' best interests. If the Trustees withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.



INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 11

                     [This page intentionally left blank.]

BARCLAYS GLOBAL INVESTORS funds

BGF-PR-PSL0504

For more detailed information on the Funds, request a copy of their annual and semi-annual reports to shareholders and their Statements of Additional Information (SAIs).

The SAIs provide detailed information on the Funds. BGFA has electronically filed the SAIs, dated May 1, 2004, with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus.

If you have any questions about the Funds or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Funds' toll-free number:
1 877 BGI 1544 (1 877 244 1544), visit our website at BGICash.com, or email the Fund at: bgius.cashsales@barclaysglobal.com.

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the internet on the Securities and Exchange Commission's Website at: http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-7332

                                                                        BARCLAYS

                                   PROSPECTUS
                                  MAY 1, 2004

Institutional Money Market Fund
Prime Money Market Fund

PREMIUM SHARES
(formerly, Service Shares)

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 BARCLAYS GLOBAL INVESTORS funds

Table of Contents


                        2  Investment Objectives

                        2  Principal Investment Strategies

                        3  Principal Risk Factors

                        4  Investment Returns

                        5  Fees and Expenses

                        6  Management of the Funds

                        7  Shareholder Information

                       12  Financial Highlights

Investment Objectives*

The investment objective for both the Institutional Money Market Fund and the Prime Money Market Fund (together, the "Funds") is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The Funds seek to achieve their investment objectives by investing in high-quality, short term government, bank and corporate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less;

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P");

.. If the securities are unrated, Barclays Global Fund Advisors ("BGFA"), the
  Master Portfolios' investment adviser, will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolios' Board of Trustees; and

.. The principal and interest of all securities are payable in U.S. dollars.

In addition to the points described above, under normal circumstances, the Prime Money Market Fund expects to:

.. Maintain a portfolio average-weighted maturity of 60 days or less; and

.. Invest at least 95% of its total assets in any combination of U.S. Government securities, securities rated in the highest short-term category (according to credit rating agencies such as Moody's or S&P), securities of other money market funds and collateralized repurchase agreements comprised of such obligations.

Within these guidelines, the Funds may invest in U.S. and foreign government debt, including the debt of their agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. The Funds may invest in fixed rate, floating rate and variable rate debt securities. Floating and variable rate securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

*The Institutional Money Market Fund and the Prime Money Market Fund invest all of their assets in a separate mutual fund--the Money Market Master Portfolio and Prime Money Market Master Portfolio, respectively (each a "Master Portfolio" and collectively, the "Master Portfolios")--that has a substantially identical investment objective. All discussion of investment objectives, strategies and risks of the Funds refer also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. A detailed description of the relationship of the Funds to their corresponding Master Portfolios appears on page 11.


2   BARCLAYS GLOBAL INVESTORS FUNDS

                                                                 PREMIUM SHARES

Principal Risk Factors

An investment in either Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in either Fund.

Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities may fluctuate. Certain securities issued by U.S. Government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Additionally, each Fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Short-term securities generally have a remaining maturity of 397 days or less. Each Fund's portfolio will maintain an average weighted maturity of 90 days or less. In general, the Prime Money Market Fund will maintain an average weighted maturity of 60 days or less.

The following factors could reduce the Funds' income and/or share price:

.. Sharply rising interest rates; or

.. Downgrades of credit ratings or defaults of any of the Funds' holdings.

Each Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally include interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

For a further discussion of the Funds' investments and risks, please refer to the Statements of Additional Information for each Fund (SAI). The SAIs are incorporated by reference in this prospectus and are available free of charge by calling 1 877 BGI 1544 (1 877 244 1544) or from your shareholder servicing agent.

Who May Want to Invest in the Funds

The Funds are designed for investors who:

.. Seek income from a high quality portfolio;

.. Wish to maintain the value of their investment in the long and short-term;
  and/or

.. Seek an interim investment or a short-term goal.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 3

Investment Returns

Total Returns

At its February 13, 2004 meeting, the Board of Trustees of the Funds voted to change the name of the "Service" Share class to the "Premium" Share class. The bar chart and table in this section provide some indication of the risks of investing in the Premium Shares of the Institutional Money Market Fund. The Premium Shares of the Prime Money Market Fund commenced operations on April 16, 2003 and thus have been in existence for less than one calendar year. As a result, no performance information for the Premium Shares of the Prime Money Market Fund is included in this section.

The bar chart shows the return of the Premium Shares of the Institutional Money Market Fund for each full calendar year since its inception. The average annual total return table on the following page compares the average annual total return of the Premium Shares of the Institutional Money Market Fund with the average return of a group of corresponding funds for one year and the period since inception. How the Institutional Money Market Fund performed in the past is not necessarily an indication of how it will perform in the future.

Institutional Money Market Fund--Premium
Shares Year-By-Year Returns
                                    [CHART]



The highest and lowest quarterly returns for the Premium Shares of the Institutional Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly   Lowest Quarterly
Return 1st Qtr. '03 Return 3rd Qtr '03 & 4th Qtr '03

       0.32%                     0.25%

PREMIUM SHARES OF THE INSTITUTIONAL MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN (AS OF DECEMBER 31, 2003)

                                                                                 SINCE INCEPTION
                                                                                  (DECEMBER 2,
                                                            ONE YEAR                 2002)*
-----------------------------------------------------------------------------------------------------------
Institutional Money Market Fund--Premium Shares              1.10%                    1.12%
-----------------------------------------------------------------------------------------------------------
MFR Averages/FTI*                                            0.84%                    0.86%
-----------------------------------------------------------------------------------------------------------

*The Premium Shares of the Institutional Money Market Fund are tracked against the Money Fund Report First Tier Institutional Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).
**The Money Fund Report average is calculated from August 1, 1999.

Each Fund's seven-day yield, also called the current yield, annualizes the amount of income each Fund generates over a seven-day period by projecting the amount for an entire year.

To learn each Fund's current seven-day yield, call 1 877 BGI 1544 (1 877 244
1544) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.


4   BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Premium Shares of the Funds. The expenses are deducted from each Fund's assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                 Institutional
                                                 Money Market   Prime Money
                                                     Fund       Market Fund
----------------------------------------------------------------------------
Management Fees                                      0.10%         0.10%
----------------------------------------------------------------------------
Other Expenses                                       0.07%         0.07%
----------------------------------------------------------------------------
Total Annual Fund Operating Expenses/(1), (2)/       0.17%         0.17%
----------------------------------------------------------------------------

/(1)/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Master Portfolio in which it invests.
/(2)/The Fund's service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare each Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in each of the Funds over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that each Fund's operating expenses remain the same.

The Funds do not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------
Institutional Money Market Fund (Premium Shares)  $17     $55     $96     $217
--------------------------------------------------------------------------------
Prime Money Market Fund (Premium Shares)          $17     $55     $96     $217
--------------------------------------------------------------------------------



INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 5

Management of the Funds

Investment Adviser

The Funds are feeder funds that invest all of their assets in Master Portfolios with substantially identical investment objectives, strategies and policies. BGFA, a registered investment adviser, serves as investment adviser for each of the Master Portfolios. For its services to the Master Portfolios, BGFA is entitled to receive a fee at the annual rate of 0.10% of each of the Master Portfolios' average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world's largest managers of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for over $1 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Funds' administrator:

.. Management of the Funds' non-investment operations;

.. Preparation of reports for the Funds' Board of Trustees;

.. Preparation of required filings with the Securities and Exchange Commission
  ("SEC") and state securities commissions; and

.. Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.07% of the average daily net assets of each Fund's Institutional Share Class. In return for this fee, BGI has agreed to absorb all expenses for each Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses.

The Funds have contracted with certain intermediaries ("shareholder servicing agents") to service individual accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. BGI compensates shareholder servicing agents out of fees it receives as administrator of the Funds. Thus you will not be charged extra for these services.


6   BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Premium shares, you must:

.. Invest through an employer-sponsored or individual retirement savings plan;

.. Invest the proceeds rolled over from such plan into an Individual Retirement
  Account ("IRA");

.. Maintain an account with Investors Bank & Trust ("IBT"), which is the Fund's custodian, transfer agent and dividend disbursing agent, or one of the Funds' shareholding servicing agents; or

.. Initially invest a minimum of $10 million directly through IBT.

The minimum initial investment amount for the Premium Shares for each Fund is $10 million; however, in certain situations, this minimum initial investment amount can be reduced or waived. Contact your shareholder servicing agent or IBT for more information.

In order to invest, a completed account application form must be submitted and processed by your shareholder servicing agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your shareholder servicing agent may have procedures for placing orders for Premium Shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your shareholder servicing agent directly for more information and details.

How to Buy Shares

.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401 (k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a shareholder servicing agent, your shareholder servicing agent is responsible for transmitting your purchase order.

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order covered above.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order covered above.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 9.

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase on any day the Funds are open (a "Business Day") by 5:00 p.m. Eastern Time to purchase shares at that day's net asset value ("NAV"). Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. The Funds are generally open Monday through Friday and are closed on weekends, New York Stock Exchange ("NYSE") Holidays, Columbus Day and Veterans' Day.

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 7

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order, including an exchange, for any reason.

Purchases must be made in U.S. dollars and funds must be received via the FedWire system by its close, normally 6:00 p.m. Eastern Time, or by such other means as the Funds may from time to time determine. You may be charged for any costs incurred in connection with an order that has been placed but not funded as described above.

How to Sell Shares

.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent.

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent.

.. Qualified buyer. Contact your Plan Sponsor or shareholder servicing agent.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 9.

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by 5:00 p.m. Eastern Time on any Business Day to sell shares at that day's NAV. Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Funds generally remit the proceeds from a sale the same Business Day after receiving a properly executed order to sell. Each Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the Fund's NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, a Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, each Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds' SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

How to Exchange Shares

The Funds allow investors to exchange shares free of charge between BGI funds. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

An exchange of a Fund's shares for shares of another BGI fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.


8   BARCLAYS GLOBAL INVESTORS FUNDS

Each Fund reserves the right to refuse any exchange order and to limit the number of times you may exchange shares if the Fund believes doing so is in the best interest of other shareholders in the Fund. The Funds may also modify or terminate this exchange privilege by giving 60 days' written notice.

Special Instructions for Direct Buyers

Direct Buyers who have established accounts with a Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011001438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name
 Shareholder Account Number
 Fund Numbers
   1128 (Premium Shares Institutional Money Market Fund)
   1198 (Premium Shares Prime Money Market Fund)

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and insert your account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m. Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Funds may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

When an direct buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sales proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 9

Calculating the Funds' Share Price

IBT calculates each Fund's share price (also known as a Fund's NAV) in accordance with the standard formula for valuing mutual fund shares at 5:00 p.m. Eastern Time on any Business Day. The formula calls for deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities held by the Funds.

The Funds seeks to maintain a constant price of $1 per share, although it can offer no assurance that they will be able to do so.

The price at which a purchase or redemption order for a Fund's shares is processed is based on the next calculation of NAV after the order is received in proper form.

Fund Distributions

Each Fund declares distributions of any net income daily and distributes them monthly. A Fund distributes realized capital gains, if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of that Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please Note:

.. Each Fund credits distributions earned on weekends and holidays to the preceding business day;

.. If you sell shares before the monthly distribution payment date, each Fund remits any distributions declared but not yet paid on the next distribution payment date; and

.. If you sell all shares before the monthly distribution payment date, each Fund remits all distributions accrued with the sale proceeds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund's net investment income and realized net capital gains. Distributions from a Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund's distributions to you and your tax rate. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.


10  BARCLAYS GLOBAL INVESTORS FUNDS

Distributions generally create the following tax liability:

TRANSACTION                          TAX STATUS
Income distribution                  Ordinary income
-----------------------------------------------------------
Short-term capital gain distribution Ordinary income
-----------------------------------------------------------
Long-term capital gain distribution  Long-term capital gain
-----------------------------------------------------------

Normally, the Funds do not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Funds do not have their own investment adviser. Instead, each Fund invests all of its assets in a Master Portfolio, that has substantially identical investment objectives, strategies, and policies as the individual Fund. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the Funds.

Feeder Fund Expenses. The feeder funds bear their Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Funds' Board of Trustees retains the right to withdraw a Fund's assets from its corresponding Master Portfolio if it believes doing so is in the Fund's shareholders' best interests. If the Trustees withdraw the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Share Class. The Funds offer additional share classes with different expenses and expected returns than those described here, including share classes you may be eligible to purchase. Call 1 877 BGI 1544 (1 877 244 1544) for additional information.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 11

Financial Highlights

The table below provides a picture financial performance of the Premium shares of the Institutional Money Market Fund and the Prime Money Market Fund. The information reflects financial results for a single Fund share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Funds, assuming reinvestment of all dividends and distributions. The information shown below has been audited by PricewaterhouseCoopers LLP. For all other periods, the information was audited by KPMG LLP. The independent auditor's report along with each Fund's financial statements, is included in the Funds' annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 6:30 p.m. Eastern time.

Institutional Money Market Fund

Financial Highlights
For a share outstanding throughout each period

                                                                    INSTITUTIONAL
                                                                  MONEY MARKET FUND

                                                                          Premium Shares
                                                          Year Ended      Period Ended
                                                          Dec. 31, 2003   Dec. 31, 2002/(4)/
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $1.00              $1.00
--------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.01          0.00/(3)/
Net realized and unrealized gain on investments                 0.00/(3)/            --
--------------------------------------------------------------------------------------------
Total from investment operations                                0.01               0.00/(3)/
--------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (0.01)             (0.00)/(3)/
Net realized gain                                             (0.00)/(3)/            --
--------------------------------------------------------------------------------------------
Total distributions                                           (0.01)             (0.00)/(3)/
--------------------------------------------------------------------------------------------
Net asset value, end of period                                 $1.00              $1.00
--------------------------------------------------------------------------------------------
Total return                                                   1.10%              0.11%/(1)/
--------------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                            $290,099                 $5
Ratio of expenses to average net assets/(2)/                   0.17%              0.25%
Ratio of net investment income to average net assets/(2)/      0.98%              1.51%
--------------------------------------------------------------------------------------------

/(1)/Not annualized.
/(2)/Annualized for periods of less than one year. These ratios include expenses charged to the Money Market Master Portfolio.
/(3)/Rounds to less than $0.01.
/(4)/Period from December 2, 2002 (commencement of operations) to December 31,
     2002.


12  BARCLAYS GLOBAL INVESTORS FUNDS

Prime Money Market Fund

Financial Highlights
For a share outstanding throughout each period

                                                                PRIME
                                                            MONEY MARKET
                                                                FUND

                                                          Premium Shares
                                                          Period ended
                                                          Dec. 31, 2003/(1)/
----------------------------------------------------------------------------
Net asset value, beginning of period                             $1.00
----------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             0.01
Net realized and unrealized loss on investments                 (0.00)/(6)/
----------------------------------------------------------------------------
Total from investment operations                                  0.01
----------------------------------------------------------------------------
Less distributions from:
Net investment income                                           (0.01)
Net realized gain                                               (0.00)/(6)/
----------------------------------------------------------------------------
Total distributions                                             (0.01)
----------------------------------------------------------------------------
Net asset value, end of period                                   $1.00
----------------------------------------------------------------------------
Total return                                                     0.75%/(2)/
----------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                              $964,243
Ratio of expenses to average net assets/(5)/                     0.09%/(3)/
Ratio of net investment income to average net assets/(5)/        1.02%/(4)/
----------------------------------------------------------------------------

/(1)/Period from April 16, 2003 (commencement of operations) to December 31,
     2003.
/(2)/Not annualized.
/(3)/The ratio of expenses to average net assets prior to waived fees was 0.17%. /(4)/The ratio of net investment income to average net assets prior to waived fees was 0.94%.
/(5)/Annualized for periods of less than one year. These ratios include expenses charged to the Prime Money Market Master Portfolio.
/(6)/Rounds to less than $0.01.


INSTITUTIONAL MONEY MARKET FUND AND PRIME MONEY MARKET FUND 13

BARCLAYS GLOBAL INVESTORS funds

BGF-PR-PRS0504

For more detailed information on the Funds, request a copy of their annual and semi-annual reports to shareholders and their Statements of Additional Information (SAIs).

The SAIs provide detailed information on the Funds. BGFA has electronically filed the SAIs, dated May 1, 2004, with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus.

If you have any questions about the Funds or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Funds' toll-free number:
1 877 BGI 1544 (1 877 244 1544), visit our website at: BGICash.com, or email the Fund at: bgius.cashsales@barclaysglobal.com

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the internet on the Securities and Exchange Commission's Website at: http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC,
Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-7332

                                                                        BARCLAYS

                         BARCLAYS GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                         INSTITUTIONAL MONEY MARKET FUND
          Aon Captives Shares, Institutional Shares, Select Shares and
                   Premium Shares (formerly "Service Shares")

                                   May 1, 2004

                                   ----------

     Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Trust's Institutional Money Market Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). The Master Portfolio has substantially the same investment objective as the Fund as described in its Prospectus.

     Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

     This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectuses, also dated May 1, 2004. All terms used in this SAI that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. The audited financial statements for the Fund, which include the schedule of investments and independent auditors' report for the fiscal year ended December 31, 2003, are hereby incorporated by reference to the Fund's Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by call 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
History of the Trust.......................................................    1
Description of the Fund and Its Investments and Risks......................    1
Investments and Risks......................................................    4
Management.................................................................   13
Control Persons and Principal Holders of Securities........................   17
Investment Adviser and Other Service Providers.............................   18
Determination of Net Asset Value...........................................   22
Purchase, Redemption and Pricing of Shares.................................   23
Portfolio Transactions.....................................................   23
Fund Distributions and Taxes...............................................   26
Capital Stock..............................................................   32
Additional Information on the Fund.........................................   34
Financial Statements.......................................................   34
Appendix...................................................................  A-1

                              HISTORY OF THE TRUST

     The Trust is an open-end, management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Fund, corresponding to and having identical designations as the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

     The Trust consists of multiple series, including the Institutional Money Market Fund. The Trust's principal office is located at 45 Fremont Street, San Francisco, California 94105. The Fund invests all of its assets in the Money Market Master Portfolio of MIP, which has the same investment objective as the Fund.

     On August 14, 2002, the Trust's Board of Trustees approved changing the name of the Fund's Distributor Shares to the "Aon Captives Shares." The Premium Shares of the Fund were launched on November 18, 2002. At its February 13, 2004 meeting, the Board of Trustees approved changing the name of the Fund's Service Shares to the Premium Shares.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     Investment Objectives and Policies. The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

     The Fund's investment objective is set forth in its Prospectuses. The Fund's investment objective is non-fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and investment policies of the Fund determine the types of portfolio securities in which the Fund invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of the Fund will be achieved.

     Fundamental Investment Restrictions. The Fund and Master Portfolio have adopted investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shareholder voting interests. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests.

     To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund.

The Fund may not:

          (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff).

          (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

          (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

          (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

          (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

          (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

          (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

          With respect to paragraph 3, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund's securities that may be loaned to one-third of the value of its total assets.

          Non-Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trust's Board of Trustees, at any time. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies:

          (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to
Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund

          (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

          (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one- third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

          (4) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

          (5) The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

          (6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

          (7) The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph (6).

          Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

Investment and Risks

          To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

          The assets of the Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

          Asset-Backed and Commercial Mortgage-Backed Securities.

          The Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

          Bank Obligations

     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC").

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

The Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. The Fund will not own more than one such CD per such issuer.

          Commercial Paper and Short-Term Corporate Debt Instruments. The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

          The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

          Floating- and Variable-Rate Obligations.

          The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

          The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

          These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

          Foreign Obligations.

          The Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

          Obligations of Foreign Governments, Supranational Entities and Banks. The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

          Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions.

          The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

          Funding Agreements. The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by an NRSRO.

          The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations,

          Illiquid Securities.

          The Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

          Investment Company Securities.

          The Fund may invest in shares of other open-end investment companies including investment companies that are affiliated with the Fund and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act. The Fund may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to
Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund's total assets with respect to any one investment company and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate.

          Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

          Loan Participation Agreements. The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States.

          Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

          The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

          Loans of Portfolio Securities. Pursuant to guidelines approved by the Trust's Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

          The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

          Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.

          Municipal Securities.

          The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

          The Fund will invest in 'high-quality' long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

          Mortgage Pass-Through Securities.

          The Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

          Participation Interests.

          The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

          Repurchase Agreements.

          The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

          Restricted Securities.

          Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

          Unrated Investments.

          The Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest.

          To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of NRSROs are more fully described in the SAI Appendix.

          U.S. Government Obligations.

          The Fund may invest in various types of U.S. Government obligations. A U.S. Government obligation is a type of Bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e. GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e., FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                   MANAGEMENT

     The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, California 94105.

Interested Trustees & Officers

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Portfolios     Other Public Company and
                       Position(s), Length of   Principal Occupation                  Overseen in    Investment Company
Name, Address and Age  Service                  During Past Five Years                Fund Complex*  Directorships
------------------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss,**    Trustee since November   Chief Executive Officer of the             110       Trustee of Master Investment
41                     16, 2001, President and  Intermediary Investor and Exchange                   Portfolios ('MIP"); Director,
                       Chief Executive Officer  Traded Products Business of Barclays                 iShares Inc. (since June 18,
                                                Global Investors, N.A. ("BGI")                       2003); Trustee, iShares Trust
                                                                                                     (since June 18,2003)
------------------------------------------------------------------------------------------------------------------------------------
Michael A. Latham, 38  Secretary, Treasurer     Chief Financial Officer of the             N/A       None
                       and Chief Financial      Intermediary Investors and
                       Officer                  Exchange Traded Products Business
                                                of BGI (since 2003), Director of
                                                Mutual Fund Delivery of the
                                                Individual Investors Business of
                                                BGI (2000-2003); Head of
                                                Operations, BGI Europe
                                                (1997-2000); Manager of Portfolio
                                                Accounting Group (1994-1997).
------------------------------------------------------------------------------------------------------------------------------------

Independent Trustees & Officers

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Portfolios     Other Public Company and
                       Position(s), Length of   Principal Occupation                  Overseen in    Investment Company
Name, Address and Age  Service                  During Past Five Years                Fund Complex*  Directorships
------------------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman,  Trustee since November   President and Chief Executive              23        Trustee of Master Investment
58                     16, 2001                 Office of The James Irvine                           Portfolios ('MIP");Director,
                                                Foundation (non-profit foundation);                  Bank of Hawaii
                                                President and Chief Executive
                                                Officer of KQED, Inc. (public
                                                television and radio) from
                                                1993-2002.
------------------------------------------------------------------------------------------------------------------------------------
Jack S. Euphrat, 80    Trustee since October    Private Investor                           23        Trustee of Master Investment
                       20, 1993                                                                      Portfolios ('MIP");
------------------------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes, 76   Trustee since October    Private Investor                           23        Trustee of Master Investment
                       20, 1993                                                                      Portfolios ('MIP");
------------------------------------------------------------------------------------------------------------------------------------

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Fund and the parent company of BGFA, the investment adviser of the Master Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Number of
                                                                                      Portfolios     Other Public Company and
                       Position(s), Length of   Principal Occupation                  Overseen in    Investment Company
Name, Address and Age  Service                  During Past Five Years                Fund Complex*  Directorships
------------------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 42   Trustee since November   Professor, University of California,       110       Trustee of Master Investment
                       16, 2001                 Berkeley: Haas School of Business;                   Portfolios ('MIP"); Director of
                                                Member, Council of Foreign Relations                 Matthews Asian Funds (oversees
                                                                                                     6 portfolios); Director iShares
                                                                                                     Inc. (since 2001); Trustee,
                                                                                                     iShares Trust (since 2001)..
------------------------------------------------------------------------------------------------------------------------------------
Leo Soong, 56          Trustee since February   President of Trinity Products LLC          23        Trustee of Master Investment
                       9, 2000                  (beverages); Managing Director of CG                 Portfolios ('MIP");
                                                Roxane LLC (water company);
                                                Co-Founder of Crystal Geyser Water
                                                Co. (President through 1999).
------------------------------------------------------------------------------------------------------------------------------------

* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

          Committees. There are two standing committees of the Board of Trustees
- the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2003, the Nominating Committee did not hold any meetings.

          The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund's accounting and financial reporting practices, reviewing the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2003, the Audit Committee held four meetings all of which were chaired by W. Rodney Hughes.

          Beneficial Equity Ownership Information. As of the date of this SAI, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                     Beneficial Equity Ownership in Fund and
            Family of Investment Companies (as of December 31, 2003)
            --------------------------------------------------------

----------------------------------------------------------------------------
                                                   Aggregate Dollar Range of
Interested Trustees    Dollar Range of Securities  Securities in the Family
and Officers           in the Fund                 of Investment Companies
----------------------------------------------------------------------------
Lee T. Kranefuss                   0                            D
Independent Trustees
Mary G. F. Bitterman               0                            0
Jack S. Euphrat                    0                            0
W. Rodney Hughes                   0                            0
Richard K. Lyons                   0                            D
Leo Soong                          0                            0
----------------------------------------------------------------------------

          Ownership of Securities of Certain Entities. As of December 31, 2003, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

     Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                  Compensation Table
  For the Calendar Year Ended December 31, 2003
  ---------------------------------------------

--------------------------------------------------
                         Aggregate        Total
                       Compensation   Compensation
                         from the      from Fund
Name and Position         Trust         Complex
--------------------------------------------------
Mary G. F. Bitterman   $     12,500   $     25,000
Trustee
Jack S. Euphrat        $     12,500   $     25,000
Trustee
W. Rodney Hughes       $     12,500   $     25,000
Trustee
Lee Kranefuss          $          0   $          0
Trustee
Richard K. Lyons       $     12,500   $     90,000
Trustee
Leo Soong              $     12,500   $     25,000
Trustee
--------------------------------------------------

          Master/Feeder Structure. The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

          The Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust's Board Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

          The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

          Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of April 1, 2004, the shareholders identified below were known by the Trust to own 5% or more of the Fund's outstanding Aon Captives Shares, Institutional Shares and Premium Shares in the following capacity:

         Name and Address             Percentage   Nature of
          of Shareholder               of Fund     Ownership
-----------------------------------   ----------   ---------

Aon Captives Shares:
--------------------
Bom Ambiente Insurance Company                52%   Record
Aon Insurance Managers (Cayman) LTD
PO Box 69 GT, Grand Cayman Islands

Agrinational Insurance Co.                    30%   Record
76 St. Paul Street
Suite 500
Burlington, VT 05401-4477

NRI Insurance Co.                              8%   Record
76 St. Paul Street
Suite 500
Burlington, VT 05401-4477

Pinewood Insurance Company                     7%   Record
76 St. Paul Street
Suite 500
Burlington, VT 05401-4477

         Name and Address             Percentage   Nature of
          of Shareholder               of Fund     Ownership
-----------------------------------   ----------   ---------

Institutional Shares:
---------------------
Barclays Global Fund Advisors                 68%   Record
Attn:  David Lonergan
10850 Gold Center Drive
Rancho Cordova, CA 95670

Goldman Sachs                                  6%   Record
85 Broad Street
New York, NY 10004

Premium Shares:
---------------
Chicago Mercantile Exchange                   52%   Record
(Firm Account)
30 South Walker Drive
Chicago, Il 60606

Chicago Mercantile Exchange                   48%   Record
(Customer Segregated)
30 South Walker Drive
Chicago, Il 60606

          For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

          Investment Adviser. The Fund is a feeder fund in a master/feeder structure. As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has the same investment objective and invests in the same kinds of securities as the Fund. The Master Portfolio retained BGFA as the investment adviser to manage its assets. The advisory fee level is 0.10% of average net assets on an annual basis. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio's assets itself. Pursuant to the advisory contract between BGFA and the Master Portfolio ("Advisory Contract"), BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

          The Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio or by MIP's Board of Trustees, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days' written notice by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's interests, or, after the Reapproval Date, on not less than 60 days' written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act. For the periods shown below, the Master Portfolio paid the following in advisory fees, without waivers:

                                     Fiscal        Fiscal        Fiscal
                                    Year End      Year End      Year End
                                   12/31/2001    12/31/2002    12/31/2003
                                  -----------   -----------   -----------
Money Market Master Portfolio     $   997,827   $ 2,521,707   $ 4,247,387

          Administrator. The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund's investment adviser. BGI also pays the compensation of the Fund's Trustees, officers and employees who are affiliated with the Trust.

          In addition, except for advisory fees, distribution fee paid pursuant to Rule 12b-1, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations, including, in the case of the Fund's Premium Shares, shareholder servicing fees of up to 0.05%, and, in the case of the Fund's Select Shares, shareholder servicing fees of up to 0.10%. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.02% of the Fund's average daily net assets for the Aon Captives Shares and the Institutional Shares, 0.07% of the Fund's average daily net assets for the Premium Shares, and 0.12% of the Fund's average daily net assets for the Select Shares. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

          Prior to April 1, 2003, BGI and Stephens Inc. ("Stephens") served as co-administrators of the Fund and administration fees were paid by the Fund to BGI and Stephens jointly. For the fiscal years shown below, The Fund paid administration fees as follows:

                                     Fiscal        Fiscal        Fiscal
                                    Year End      Year End      Year End
                                   12/31/2001    12/31/2002    12/31/2003
                                  -----------   -----------   -----------
Institutional Money Market Fund   $    78,760   $   398,661   $   827,165

          Distribution Arrangement. SEI Investments Distribution Co. ("SEI") is the distributor for the Fund's shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

          SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of

Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

          The Fund has adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for its Aon Captives Shares. The Plan was adopted by the Trust's Board of Trustees, including a majority of the Independent Trustees. The Fund currently does not have a distribution plan in place for its Institutional Shares or Service Shares. Shareholders of the Institutional Shares and the Service Shares do not pay any fees for distribution services.

          Under the Plan and pursuant to the related Distribution Agreement, the Fund pays an annual fee of 0.10% of the average daily net asset value of the Fund's Aon Captives Shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. Aon Securities Corporation ("Aon") has executed a Selling Group Agreement with SEI that enables Aon to serve as the exclusive distributor for the Aon Captives Shares. The Aon Captives Shares are sold primarily to captive insurance companies administered by Aon Insurance Managers, the captive management and risk finance consulting arm of Aon.

          For the periods shown below, the Aon Captives Shares of the Fund paid the following distribution fees:

                                     Fiscal        Fiscal        Fiscal
                                    Year End      Year End      Year End
                                   12/31/2001    12/31/2002    12/31/2003
                                  -----------   -----------   -----------
Institutional Money Market Fund
(Aon Captives Shares)             $         6   $     1,198   $    20,007

          The actual fee payable to the Distributor by the Fund's Aon Captives Shares is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

          The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees and the Independent Trustees. The Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Independent Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Aon Captives Shares of the Fund or by vote of a majority of the Independent Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Independent Trustees.

          The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plan. The Rule also requires that the selection and nomination of Independent Trustees be made by such Independent Trustees.

          In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

          Shareholder Servicing Agents. The Premium and Select Shares of the Fund have adopted a Shareholder Servicing Plan pursuant to which they have entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of the Fund represented by Premium Shares owned, and up to 0.10% of the average daily value of the Fund represented by Select Shares, during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services. BGFA, BGI and SEI may pay significant additional amounts from their own resources to selling or servicing agents of the Portfolios in connection with the sale of Portfolio shares.

          A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

          Custodian. IBT also has been retained to act as Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

     Transfer and Dividend Disbursing Agent. IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI as has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

          Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust.

          Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

          Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations.

                        DETERMINATION OF NET ASSET VALUE

          The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

          Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

          Terms of Purchase and Redemption.

          The Fund is generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Fund closes early, purchase and redemption orders received after the Fund's closing time will be executed on the next Business Day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

          In-Kind Purchases.

          Payment for shares of the Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. The Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

          Suspension of Redemption or Payment of Redemption Proceeds.

          The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

                             PORTFOLIO TRANSACTIONS

          Since the Fund invests all of its assets in a corresponding portfolio of MIP, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions.

          Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase municipal or other obligations from underwriting syndicates of which SEI or BGFA or any of its affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees of the MIP.

          The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. BGFA is responsible for the MIP's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

          Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.

          BGFA and its affiliates, including BGI, deal, trade and invest for their own accounts and any other accounts for which they have fiduciary responsibility, in the types of securities in which the Master Portfolio may also invest.

          Portfolio Turnover. Because the portfolio of the Fund consists of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

          Securities of Regular Broker/Dealers.

          As of December 31, 2003, the Fund owned securities of its "regular brokers or dealers" (as defined in the 1940 Act), or their parents, as follows:

                                Regular Broker/Dealer or
                                         Parent                Amount
                                ------------------------   --------------
Money Market Master Portfolio
                                Citibank NA                $  125,000,000
                                Morgan Stanley             $  109,756,400
                                Bank of America NA         $  100,000,000
                                JP Morgan Securities Inc   $  100,000,000
                                Goldman Sachs Group Inc.   $   65,019,302
                                Citigroup Global Markets
                                Holdings Inc.              $   38,002,029
                                Merrill Lynch & Co. Inc.   $   35,260,352
                                Citigroup Inc.             $   30,126,780
                                Chase Manhattan Bank NA    $   20,000,000

          Proxy Voting Policies.

          The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

          BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best interests of the Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

          . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

          . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

          . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

          BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either
(i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

                          FUND DISTRIBUTIONS AND TAXES

          The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

          A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

          The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

          Qualification as a Regulated Investment Company. The Trust intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

          In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund's principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

          In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

          Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

     Capital Loss Carry-Forwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund do not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses.

     Equalization Accounting. Under the Code, the Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Fund, and thus the use of this method may be subject to IRS scrutiny.

     Investment through the Master Portfolio. The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio's assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

     Taxation of Fund Investments. In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     If the Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, the Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of the Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from the Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which the Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

     The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                                  CAPITAL STOCK

     As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

     Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

     Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

     As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

     Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

     The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     The Master Portfolio. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

     MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

     The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

                       ADDITIONAL INFORMATION ON THE FUND

     The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust's official sales literature in connection with the offer of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                              FINANCIAL STATEMENTS

     The audited financial statements, including the schedule of investments, financial highlights and independent auditors' reports for the fiscal year ended December 31, 2003 for the Fund and Master Portfolio, are hereby incorporated by reference to the Trust's Annual Report, as filed with the SEC on March 10, 2004. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

     Certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch") are as follows:

                                S&P Bond Ratings
                                ----------------

                                      "AAA"

     Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

     Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       "A"

     Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      "BBB"

     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                      "BB"

     Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

                                       "B"

     Bonds rated "B" have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                                      "CCC"

     Bonds rated "CCC" are currently vulnerable and are dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      "CC"

     Bonds rated "CC" are currently highly vulnerable to nonpayment. Bonds rated "CC" are subordinate to senior debt rated "CCC."

                                       "C"

     Bonds rated "C" are currently highly vulnerable to nonpayment. Bonds rated "C" are subordinate to senior debt rated "CCC." The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Bonds rated "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that are currently paying.

                                       "D"

     Bonds rated "D" are currently in default, where payment of interest and/or repayment of principal is in arrears.

                          S&P Commercial Paper Ratings
                          ----------------------------

     A-1 - Bonds rated A-1 are rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 - Bonds rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 - Bonds rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B - Bonds rated B are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - Bonds rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D - Bonds rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                              Moody's Bond Ratings
                              --------------------

                                      "Aaa"

     Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

     Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                                       "A"

     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      "Baa"

     Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      "Ba"

     Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       "B"

     Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      "Caa"

     Bonds that are rated "Caa" are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      "Ca"

     Bonds that are rated "Ca" are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                       "C"

     Bonds that are rated "C" are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

                        Moody's Commercial Paper Ratings
                        --------------------------------

     The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated ("P-3") Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

     Issuers rated "Not Prime" have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                               Fitch Bond Ratings
                               ------------------

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      "AAA"

     Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

     Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                       "A"

     Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      "BBB"

     Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                      "BB"

     Bonds rated "BB" are considered to be speculative and have a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                       "B"

     Bonds rated "B" are considered to be highly speculative and indicate that significant credit risk is present. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                               "CCC," "CC" and "C"

     Bonds rated "CCC," "CC" and "C" are considered to be in high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                               "DDD," "DD" and "D"

     Bonds rated "DDD," "DD" and "D" are currently in default. The ratings of bonds in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

                            Fitch Short-Term Ratings
                            ------------------------

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      "F-1"

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                                      "F-2"

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                                      "F-3"

     Fair Credit Quality. Issues assigned this rating reflect the capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade status.

                                       "B"

     Speculative. Issues assigned this rating reflect minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                       "C"

     High Default Risk. Issues assigned this rating reflect the real possibility of default. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business environment.

                                       "D"

     Default. Issues assigned this rating reflect actual or imminent payment default.

                         BARCLAYS GLOBAL INVESTORS FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                             PRIME MONEY MARKET FUND
  Institutional Shares, Premium Shares (formerly, "Service Shares") and Select
                                     Shares

                                   May 1, 2004

                                   ----------

Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Trust's Prime Money Market Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Prime Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). The Master Portfolio has substantially the same investment objective as the Fund as described in its Prospectus. At its February 13, 2004 meeting, the Board of Trustees approved changing the name of the Fund's Service Shares to the Premium Shares.

     Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

     This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectuses, also dated May 1, 2004. All terms used in this SAI that are defined in the Prospectuses will have the meanings assigned in the Prospectuses. The Prospectuses and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, SEI Investments Distribution Co. One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1 877 BGI 1544 (1 877 244 1544) or email the Fund at BGIFUNDS@seic.com

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
History of the Trust......................................................   1
Description of the Fund and Its Investments and Risks.....................   1
Investments and Risks.....................................................   3
Management................................................................  13
Control Persons and Principal Holders of Securities.......................  17
Investment Adviser and Other Service Providers............................  17
Determination of Net Asset Value..........................................  20
Purchase, Redemption and Pricing of Shares................................  20
Portfolio Transactions....................................................  21
Fund Distributions and Taxes..............................................  23
Capital Stock.............................................................  30
Additional Information on the Fund........................................  32
Financial Statements .....................................................  32
Appendix..................................................................  A-1

                              HISTORY OF THE TRUST

     The Trust is an open-end, management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series corresponding to and having identical designations as the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

     The Trust consists of multiple series, including the Prime Money Market Fund. The Trust's principal office is located at 45 Fremont Street, San Francisco, California 94105. The Prime Money Market Fund was launched on February 3, 2003.

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     Investment Objectives and Policies. The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

     The Fund's investment objective is set forth in its Prospectus. The Fund's investment objective is non-fundamental and can be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and policies of the Fund determine the types of portfolio securities in which it invests, the degree of risk to which it is subject and, ultimately, its performance. There can be no assurance that the investment objective of the Fund will be achieved.

     Fundamental Investment Restrictions.

     The Fund and Master Portfolio have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shareholders voting interests. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests.

     To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund.

The Fund may not:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the "SEC" or its staff).

     (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     With respect to paragraph 3, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund's securities that may be loaned to one-third of the value of its total assets.

     Non-Fundamental Investment Restrictions. The Fund has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Trust's Board of Trustees at any time. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies:

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to
Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

     (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

     (6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

     (7) The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

     Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

Investments and Risks

     To the extent set forth in this SAI, the Fund through its investment in the Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

     The assets of the Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. Under normal circumstances, the Master Portfolio expects to maintain a dollar-weighted average portfolio maturity of less than 60 days. The securities in which the Fund may invest may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

     Asset-Backed and Commercial Mortgage-Backed Securities.

     The Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

     Bank Obligations.

     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC").

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

The Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, provided that such institutions are members of the FDIC, and further provided such Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD. The Fund will not own more than one such CD per such issuer.

     Commercial Paper and Short-Term Corporate Debt Instruments.

     The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

     Floating- and Variable-Rate Obligations.

     The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

     The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations.

     The Master Portfolio may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
     Transactions.

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

     Funding Agreements.

     The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by an NRSRO.

     The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

     Illiquid Securities.

     The Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

     Investment Company Securities.

     The Fund may invest in shares of other open-end investment companies including investment companies that are affiliated with the Master Portfolio and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. The Master Portfolio may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to:
(i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Master Portfolio's total assets with respect to any one investment company and
(iii) 10% of a Master Portfolio's total assets with respect to all such companies in the aggregate.

     Letters of Credit.

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Loan Participation Agreements.

     The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States.

     Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

     The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

     Loans of Portfolio Securities.

     Pursuant to guidelines approved by the Trust's Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

     The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

     Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.

     Mortgage Pass-Through Securities.

     The Master Portfolio may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

     Municipal Securities

     The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

     The Fund will invest in 'high-quality' long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

     Participation Interests.

     The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

     Repurchase Agreements.

     The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act

     Restricted Securities.

     Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Unrated Investments.

     The Fund may purchase instruments that are not rated if, in the opinion of BGFA, such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest.

     To the extent the ratings given by a NRSRO may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of NRSROs are more fully described in the SAI Appendix.

     U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. A U.S. Government Obligation is a type of Bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e. GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association (i.e. FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                   MANAGEMENT

     The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, California 94105.

Interested Trustees & Officers

---------------------------------------------------------------------------------------------------------------------
                                                                         Number of Portfolios  Other Public Company
                        Position(s), Length of   Principal Occupation    Overseen in Fund      and Investment
Name, Address and Age   Service                  During Past Five Years  Complex*              Company Directorships
---------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss, /**/  Trustee since November   Chief Executive                 110           Trustee of Master
41                      16, 2001, President and  Officer of the                                Investment Portfolios
                        Chief Executive Officer  Intermediary Investors                        ('MIP"); Trustee of
                        and Exchange Traded      Business of Barclays                          iShares Trust and
                        Products                 Global Investors, N.A.                        Director of iShares
                                                 ("BGI")                                       Inc.
---------------------------------------------------------------------------------------------------------------------
Michael A. Latham, 38   Secretary, Treasurer     Chief Financial                 N/A           None
                        and Chief Financial      Officer of the
                        Officer                  Intermediary Investors
                                                 and Exchange Traded
                                                 Products Business of
                                                 BGI (since 2003),
                                                 Director of Mutual
                                                 Fund Delivery of the
                                                 Individual Investors
                                                 Business of BGI
                                                 (2000-2003); Head of
                                                 Operations, BGI Europe
                                                 (1997-2000); Manager
                                                 of Portfolio
                                                 Accounting Group
                                                 (1994-1997).
---------------------------------------------------------------------------------------------------------------------

Independent Trustees

---------------------------------------------------------------------------------------------------------------------
                                                                         Number of Portfolios  Other Public Company
                        Position(s), Length of   Principal Occupation    Overseen in Fund      and Investment
Name, Address and Age   Service                  During Past Five Years  Complex*              Company Directorships
---------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman,   Trustee since November   President and Chief             23            Director, Bank of
58                      16, 2001                 Executive Office of                           Hawaii
                                                 The James Irvine
                                                 Foundation (non-profit
                                                 foundation); President
                                                 and Chief Executive
                                                 Officer of KQED, Inc.
                                                 (public television and
                                                 radio) from 1993-2002.
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                         Number of Portfolios  Other Public Company
                        Position(s), Length of   Principal Occupation    Overseen in Fund      and Investment
Name, Address and Age   Service                  During Past Five Years  Complex*              Company Directorships
---------------------------------------------------------------------------------------------------------------------
Jack S. Euphrat, 80     Trustee since October    Private Investor                23            None
                        20, 1993
---------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes, 76    Trustee since October    Private Investor                23            None
                        20, 1993
---------------------------------------------------------------------------------------------------------------------


----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Fund and the parent company of BGFA, the investment adviser of the Master Portfolio.


---------------------------------------------------------------------------------------------------------------------
                                                                         Number of Portfolios  Other Public Company
                        Position(s), Length of   Principal Occupation    Overseen in Fund      and Investment
Name, Address and Age   Service                  During Past Five Years  Complex*              Company Directorships
---------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 42    Trustee since November   Professor, University           10            Director of Matthews
                        16, 2001                 of California,                                Asian Funds (oversees
                                                 Berkeley: Haas School                         6 portfolios);
                                                 of Business; Member,                          Director iShares Inc.
                                                 Council of Foreign                            (since 2001); Trustee,
                                                 Relations                                     iShares Trust (since
                                                                                               2001
---------------------------------------------------------------------------------------------------------------------
Leo Soong, 56           Trustee since February   President of Trinity            23            Trustee of BGIF
                        9, 2000                  Products LLC
                                                 (beverages); Managing
                                                 Director of CG Roxane
                                                 LLC (water company);
                                                 Co-Founder of Crystal
                                                 Geyser Water Co.
                                                 (President through
                                                 1999).
---------------------------------------------------------------------------------------------------------------------


----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

     Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2003, the Nominating Committee did not hold any meetings.

     The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund's accounting and financial reporting practices, reviewing the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2003, the Audit Committee held four meetings all of which were chaired by W. Rodney Hughes.

     Beneficial Equity Ownership Information. As of December 31, 2003 Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                     Beneficial Equity Ownership in Fund and
            Family of Investment Companies (as of December 31, 2003)
            --------------------------------------------------------

-------------------------------------------------------------------------
                                                Aggregate Dollar Range of
Interested Trustees        Dollar Range of      Securities in the Family
and Officers           Securities in the Fund   of Investment Companies
-------------------------------------------------------------------------
Lee T. Kranefuss                  0                         D
-------------------------------------------------------------------------
Independent Trustees
-------------------------------------------------------------------------
Mary G. F. Bitterman              0                         0
-------------------------------------------------------------------------
Jack S. Euphrat                   0                         0
-------------------------------------------------------------------------
W. Rodney Hughes                  0                         0
-------------------------------------------------------------------------
Richard K. Lyons                  0                         D
-------------------------------------------------------------------------
Leo Soong                         0                         0
-------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. As of December 31, 2003, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

     Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                               Compensation Table
                  For the Calendar Year Ended December 31, 2003
                  ---------------------------------------------

-----------------------------------------------------------------------
                       Aggregate Compensation   Total Compensation from
Name and Position      from the Trust           Fund Complex
-----------------------------------------------------------------------
Mary G. F. Bitterman
Trustee                $               12,500   $                25,000
-----------------------------------------------------------------------
Jack S. Euphrat
Trustee                $               12,500   $                25,000
-----------------------------------------------------------------------
W. Rodney Hughes
Trustee                $               12,500   $                25,000
-----------------------------------------------------------------------
Lee Kranefuss
Trustee                $                    0   $                     0
-----------------------------------------------------------------------
Richard K. Lyons
Trustee                $               12,500   $                90,000
-----------------------------------------------------------------------
Leo Soong
Trustee                $               12,500   $                25,000
-----------------------------------------------------------------------

     Master/Feeder Structure. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

     The Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

     The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

     Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 2004, the shareholders identified below were known by the Trust to own 5% or more of the Fund's outstanding Institutional Shares and Service Shares in the following capacity:

         Name and Address             Percentage   Nature of
          of Shareholder               of Fund     Ownership
-----------------------------------   ----------   ---------

Institutional Shares:
---------------------
Barclays Global Fund Advisors                 36%   Record
Attn: David Lonergan
10850 Gold Center Drive
Rancho Cordova, CA 95670


GSCO Customer Foreign FTRS & FGN              32%   Record
85 Broad Street
New York, NY, 10004

Investors Bank and Trust                      16%   Record
Attention: Bob Jackson
Mail Code TRD 18
200 Clarendon St.
Boston, MA 20116

Premium Shares:
---------------
Chicago Mercantile Exchange Inc               35%   Record
Customer Segregated
20 South Wacker Drive
Chicago, Il 60606

Chicago Mercantile Exchange Inc               20%   Record
Firm Account
20 South Wacker Drive
Chicago, Il 60606

Bear Stearns Securities Corp.                 11%   Record
FBO 7528005510
Attention Denise Dilorenzo
1 Metrotech North
Brooklyn, NY 11021

Bear Stearns Securities Corp.                  6%   Record
FBO 7528002012
Attention Denise Dilorenzo
1 Metrotech North
Brooklyn, NY 11021

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

     Investment Adviser. The Fund is a feeder fund in a master/feeder structure. As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has retained BGFA as the investment adviser to manage its assets. The advisory fee level is 0.10% of average net assets on an annual basis. BGFA does not engage an investment sub-adviser, but instead manages the Master

Portfolio's assets itself. Pursuant to the advisory contract between BGFA and the Master Portfolio ("Advisory Contract"), BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

     The Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days' written notice by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's interests, or, after the Reapproval Date, on not less than 60 days' written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act.

     For the periods shown below, the Master Portfolio paid the following in advisory fees, without waivers:

                                                         Period
                                                         Ended
                                                       12/31/2003
                                                      ------------
Prime Money Market Master Portfolio                   $  1,752,356

     Administrator.

     The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Trust and the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel;
(ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund's investment adviser. BGI also pays the compensation of the Fund's Trustees, officers and employees who are affiliated with the Trust.

     In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations, including, in the case of the Fund's Premium Shares, shareholder servicing fees of up to 0.05%, and, in the case of the Fund's Select Shares, shareholder servicing fees of up to 0.10%. For providing such services, BGI is entitled to a monthly fee at an annual rate of 0.02% of the Fund's average daily net assets for the Institutional Shares, 0.07% of the Fund's average daily net assets for the Premium Shares, and 0.12% of the Funds average daily net assets for the Select Shares. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administrative services for the Fund and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

                                                         Period
                                                         Ended
                                                       12/31/2003
                                                      ------------
Prime Money Market Fund                               $    496,304

     Distribution Arrangement.

     SEI Investments Distribution Co. ("SEI") is the distributor for the Fund's shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management, and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

     SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

     Shareholder Servicing Agents.

     The Board of Trustees Shares of the Fund have adopted a Shareholder Servicing Plan with regard to the Premium and Select Shares pursuant to which the Fund has entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.05% of the average daily value of the Fund represented by Premium Shares, and up to 0.10% of the average daily value of the Fund represented by Select Shares, owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services. BGFA, BGI and SEI may pay significant additional amounts from their own resources to selling or servicing agents of the Portfolios in connection with the sale of Portfolio shares.

     A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this SAI, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

     Custodian.

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

     IBT is the Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

     Transfer and Dividend Disbursing Agent.

     IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

     Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust.

     Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

     Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations.

                        DETERMINATION OF NET ASSET VALUE

     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Terms of Purchase and Redemption.

     The Fund is generally open Monday through Friday and closed on weekends, and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Fund closes early, purchase and redemption orders received after the Fund's closing time will be executed on the next Business Day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

     In-Kind Purchases.

     Payment for shares of the Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. The Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with in-kind purchase transaction, in exchange for interests in such Master Portfolio.

     Suspension of Redemption or Payment of Redemption Proceeds.

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

     The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

                             PORTFOLIO TRANSACTIONS

     Since the Fund invests all of its assets in a corresponding portfolio of MIP, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions.

     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase municipal or other obligations from underwriting syndicates of which SEI or BGFA or any of its affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees of the MIP.

     The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. BGFA is responsible for the MIP's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

     Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.

     BGFA and its affiliates, including BGI, deal, trade and invest for their own accounts and any other accounts for which they have fiduciary responsibility, in the types of securities in which the Master Portfolio may also invest.

     Portfolio Turnover. Because the portfolio of the Fund consists of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

     Securities of Regular Broker/Dealers. As of December 31, 2003, the Fund owned securities of its "regular brokers or dealers" (as defined in the 1940
Act), or their parents, as follows:

                              Regular Broker/Dealer or Parent          Amount
                           --------------------------------------  -------------
Prime Money Market Master
 Portfolio                 Citigroup Global Markets Holdings Inc.  $ 121,007,571
                           Morgan Stanley                          $  99,835,000
                           Goldman Sachs Group Inc.                $  74,409,269
                           Merrill Lynch & Co. Inc.                $  62,437,945
                           Credit Suisse First Boston              $  50,000,000
                           Citibank NA                             $  50,000,000
                           Bank of America Corp                    $  25,015,849
                           Chase Manhattan Bank USA                $  20,000,000

     Proxy Voting Policies. The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

     BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best interests of the Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

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

     . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

     . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

     BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

                          FUND DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. The Trust intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund's principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

     Capital Loss Carry-Forwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund do not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses.

     Equalization Accounting. Under the Code, the Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Fund, and thus the use of this method may be subject to IRS scrutiny.

     Investment through the Master Portfolio. The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio's assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

     Taxation of Fund Investments. In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     If the Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the

Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, the Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of the Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from the Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which the Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

     The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                                  CAPITAL STOCK

     As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of ten separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

     Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

     Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

     As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Trust's outstanding shares.

     Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular Benefit Plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

     The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     The Master Portfolio. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

     MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

     The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

                       ADDITIONAL INFORMATION ON THE FUND

     The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or email the Fund at BGIFUNDS@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     No person has been authorized to give any information or to make any representations other than those contained in this SAI and in the Trust's official sales literature in connection with the offer of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                              FINANCIAL STATEMENTS

     The audited financial statements, including the schedule of investments, financial highlights and independent auditors' reports for the fiscal year ended December 31, 2003 for the Fund and Master Portfolio, are hereby incorporated by reference to the Trust's Annual Report, as filed with the SEC on March 10, 2004. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

     Certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch") are as follows:

                                S&P Bond Ratings

                                      "AAA"

     Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

     Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       "A"

     Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      "BBB"

     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                      "BB"

     Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

                                       "B"

     Bonds rated "B" have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                                      "CCC"

     Bonds rated "CCC" are currently vulnerable and are dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      "CC"

     Bonds rated "CC" are currently highly vulnerable to nonpayment. Bonds rated "CC" are subordinate to senior debt rated "CCC."

                                       "C"

     Bonds rated "C" are currently highly vulnerable to nonpayment. Bonds rated "C" are subordinate to senior debt rated "CCC." The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Bonds rated "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that are currently paying.

                                       "D"

     Bonds rated "D" are currently in default, where payment of interest and/or repayment of principal is in arrears.

                          S&P Commercial Paper Ratings
                          ----------------------------

     A-1 - Bonds rated A-1 are rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 - Bonds rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 - Bonds rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B - Bonds rated B are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - Bonds rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D - Bonds rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                              Moody's Bond Ratings

                                      "Aaa"

     Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

     Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
                                       "A"

     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      "Baa"

     Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      "Ba"

     Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       "B"

     Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      "Caa"

     Bonds that are rated "Caa" are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      "Ca"

     Bonds that are rated "Ca" are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                       "C"

     Bonds that are rated "C" are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

                        Moody's Commercial Paper Ratings

     The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated ("P-3") Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

     Issuers rated "Not Prime" have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                               Fitch Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      "AAA"

     Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

     Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".
                                       "A"

     Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      "BBB"

     Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
                                      "BB"

     Bonds rated "BB" are considered to be speculative and have a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
                                       "B"

     Bonds rated "B" are considered to be highly speculative and indicate that significant credit risk is present. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                               "CCC," "CC" and "C"

     Bonds rated "CCC," "CC" and "C" are considered to be in high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                               "DDD," "DD" and "D"

     Bonds rated "DDD," "DD" and "D" are currently in default. The ratings of bonds in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

                            Fitch Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      "F-1"

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                                      "F-2"

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                                      "F-3"

     Fair Credit Quality. Issues assigned this rating reflect the capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade status.

                                       "B"

     Speculative. Issues assigned this rating reflect minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                       "C"

     High Default Risk. Issues assigned this rating reflect the real possibility of default. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business environment.

                                       "D"

Default. Issues assigned this rating reflect actual or imminent payment default.

                                   PROSPECTUS
                                  MAY 1, 2004


Money Market Fund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                 BARCLAYS GLOBAL INVESTORS funds

Table of Contents


                        2  Investment Objective

                        2  Principal Investment Strategies

                        3  Principal Risk Factors

                        4  Investment Returns

                        5  Fees and Expenses

                        6  Management of the Fund

                        7  Shareholder Information

                       12  Financial Highlights

Investment Objectives*

The investment objective for the Money Market Fund (the "Fund") is to seek a high level of income consistent with liquidity and the preservation of capital.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in high-quality, short-term government, bank and corporate debt securities that meet the following requirements:

.. They have remaining maturities of 397 days (about 13 months) or less;

.. They are rated in one of the two highest short-term rating categories, according to credit rating agencies such as Moody's Investors Services ("Moody's") or Standard & Poor's Corporation ("S&P");

.. If the securities are unrated Barclays Global Fund Advisors ("BGFA"), the
  Master Portfolio's investment adviser, will determine that the securities are of comparable quality to a rated security in accordance with guidelines adopted by the Master Portfolio's Board of Trustees; and

.. The principal and interest of all securities are payable in U.S. dollars.

Within these guidelines, the Fund may invest in U.S. and foreign government debt, including the debt of its agencies and instrumentalities, such as Fannie Mae and the Student Loan Marketing Association, U.S. and foreign bank obligations, corporate obligations, repurchase agreements, and asset-backed securities. The Fund may invest in fixed rate, floating rate and variable rate debt securities. Floating and variable rate securities are instruments with interest rates that are adjusted either on a schedule or when an index or benchmark changes.

*The Money Market Fund invests all of its assets in a separate mutual fund--the
 Money Market Master Portfolio (the "Master Portfolio")--that has a substantially identical investment objective. All discussion of the investment objective, strategies and risks of the Fund refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A description of the relationship of the Fund to the Master Portfolio appears on page 11.


2   BARCLAYS GLOBAL INVESTORS FUNDS

Principal Risk Factors

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Although some of the Fund's portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities may fluctuate. Certain securities issued by U.S. Government-sponsored entities, such as Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Federal Home Loan Banks, are not guaranteed by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

Additionally, the Fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates. Short-term securities generally have a remaining maturity of 397 days or less. The Fund's portfolio will maintain an average weighted maturity of 90 days or less.

The following factors could reduce the Fund's income and/or share price:

.. Sharply rising interest rates; or

.. Downgrades of credit ratings or defaults of any of the Fund's holdings.

The Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) in the obligations of domestic banks. The risks generally associated with concentrating investments in the banking industry generally include interest rate risk, credit risk, and regulatory developments relating to the banking and financial services industries.

For a further discussion of the Fund's investments and risks, please refer to the Statement of Additional Information (SAI). The SAI is incorporated by reference in this prospectus and is available free of charge by calling 1 877 BGI 1544 (1 877 244 1544) or from your shareholder servicing agent.

Who May Want to Invest in the Fund

The Fund is designed for investors who:

.. Seek income from a high quality portfolio;

.. Wish to maintain the value of their investment in the long and short-term;
  and/or who

.. Seek an interim investment or a short-term goal.


MONEY MARKET FUND 3

Investment Returns


Total Returns

The bar chart and the table in this section provide some indication of the risks of investing in the Money Market Fund by showing changes in the Fund's performance from year to year. The bar chart shows the returns for the Fund for each full calendar year since the Fund's inception. The average annual total return table compares the Fund's average annual total return with the return of the average return of a group of corresponding funds for one and five years and since the Fund's inception. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

Money Market Fund Year-By-Year Returns

                                    [CHART]



The highest and lowest quarterly returns for the Money Market Fund for the periods covered by the bar chart above are listed below:

Highest Quarterly   Lowest Quarterly
Return 3rd Qtr. '00 Return 3rd Qtr '03 & 4th Qtr '03

       1.59%                     0.17%

MONEY MARKET FUND AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2003

                              One Year     Five Year     Ten Year
---------------------------------------------------------------------
Money Market Fund              0.81%         3.43%        4.24%
---------------------------------------------------------------------
MFR Averages/All Taxable*      0.64%         3.22%        4.04%
---------------------------------------------------------------------

*The Money Market Fund is tracked against the Money Fund Report All Taxable
 Average, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

The Fund's seven-day yield, also called the current yield, annualizes the amount of income the Fund generates over a seven-day period by projecting the amount for an entire year.

To learn the Fund's current seven-day yield, call 1 877 BGI 1544 (1 877 244
1544) Monday through Friday from 8:30 am to 6:30 pm Eastern Time.


4   BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses are deducted from the Fund's assets, which means you pay them indirectly.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                             Money Market
                                                                                 Fund
-----------------------------------------------------------------------------------------
                 Management fees                                                0.10%
-----------------------------------------------------------------------------------------
                 Other expenses                                                 0.35%
-----------------------------------------------------------------------------------------
                 Total annual Fund operating expenses/1, 2/                     0.45%
-----------------------------------------------------------------------------------------

/1/Total annual Fund operating expenses in the above table and the following example reflect the expenses of both the Fund and the Money Market Master Portfolio.
/2/The Fund's service providers may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

Example

The example below is intended to help you compare the Fund's costs with those of other mutual funds. The example illustrates the costs you would have incurred on an initial $10,000 investment in the Fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods and that the Fund's operating expenses remain the same.

The Fund does not charge a sales load or other fee upon redemption. This means that your expenses for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example.


                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------
Money Market Fund  $46    $144    $252     $567
-------------------------------------------------


MONEY MARKET FUND 5

Management of the Fund

Investment Adviser

The Fund is a feeder fund that invests all of its assets in a Master Portfolio with a substantially identical investment objective, strategies and policies. BGFA, a registered investment adviser, serves as investment adviser for the Master Portfolio. For its services to the Master Portfolio, BGFA is entitled to receive a fee at the annual rate of 0.10% of the Master Portfolio's average daily net assets.

BGFA is located at 45 Fremont Street, San Francisco, California 94105. It is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI"), which in turn is an indirect subsidiary of Barclays Bank PLC. BGI, including its affiliates, is one of the world's largest managers of institutional investment assets. As of December 31, 2003, BGI and its affiliates, including BGFA, provided investment advisory services for over $1 trillion in assets.

Administrative Services

BGI provides the following services, among others, as the Fund's administrator:

.. Management of the Fund's non-investment operations;

.. Preparation of reports for the Fund's Board of Trustees;

.. Preparation of required filings with the Securities and Exchange Commission
  ("SEC") and state securities commissions; and

.. Preparation of proxy statements and shareholder reports.

BGI is entitled to receive a fee at the annual rate of 0.35% of the Fund's average daily net assets. In return for this fee, BGI has agreed to absorb all expenses for the Fund other than the investment advisory fee, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain other expenses.

The Fund has contracted with certain intermediaries ("shareholder servicing agents") to service individual Fund accounts. In addition to buying and selling shares on behalf of eligible investors, shareholder servicing agents may answer shareholder inquiries, keep records, and provide reports on the status of individual accounts. BGI compensates shareholder servicing agents out of fees it receives as administrator of the Funds. Thus, the Fund does not charge extra for these services.


6   BARCLAYS GLOBAL INVESTORS FUNDS

Shareholder Information

Who is Eligible to Invest

To be eligible to purchase Fund shares, you must:

.. Invest through an employer-sponsored or individual retirement savings plan;

.. Invest the proceeds rolled over from such plan into an Individual Retirement
  Account;

.. Maintain an account with Investors Bank & Trust ("IBT"), which is the Fund's custodian, transfer agent and dividend disbursing agent, or one of the Fund's shareholder servicing agents; or

.. Initially invest a minimum of $1 million directly through IBT.

The minimum initial investment amount for the Fund is $1 million, however in certain situations this minimum initial investment can be reduced or waived. Contact IBT for more information.

In order to invest, a completed account application form must be submitted to and processed by your shareholder servicing agent or IBT and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

How to Buy Shares

.. Plan participant. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA. (Make arrangements through your employer). If you are investing through a shareholder servicing agent, your shareholder servicing agent is responsible for transmitting your purchase order.

.. Tax-deferred investor. Invest through a shareholder servicing agent as provided in your benefit plan documents.* Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Qualified buyer. Invest through an account set up with your shareholder servicing agent. Your shareholder servicing agent is responsible for transmitting your purchase order and may impose an earlier deadline.

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 9.

Your shareholder servicing agent may charge you a fee and may offer additional account services. Additionally, your shareholder servicing agent may have procedures for placing orders for Fund shares that differ from those of the Funds, such as different investment minimums and earlier trading deadlines. Contact your shareholder servicing agent directly for more information and details.

*Your shareholder servicing agent is responsible for supplying plan documents itemizing account maintenance fees and describing the amount and nature of the investments allowed by law.


MONEY MARKET FUND 7

How to Buy Shares

You may buy Fund shares at any time without paying a sales charge. You must submit your purchase order on any day the Fund is open (a "Business Day") by 5:00 p.m. Eastern Time to purchase shares at that day's net asset value per share ("NAV"). Orders received after 5:00 p.m Eastern Time will be executed on the next Business Day. The Fund is generally open Monday through Friday and is closed on weekends, New York Stock Exchange ("NYSE") Holidays, Columbus Day and Veterans' Day.

The Fund reserves the right to suspend or discontinue the offer and sale of Portfolio shares and to reject or cancel any purchase order, including and exchange, for any reason.

Purchases must be made in U.S. dollars and funds must be received via the FedWire system by its close, normally 6:00 p.m., or by such other means as the Fund may from time to time determine. You may be charged for any costs incurred in connection with a purchase order that has been placed but not funded as described above.

How to Sell Shares

.. Plan participant. Contact your Plan Sponsor or shareholder servicing agent

.. Tax-deferred investor. Contact your Plan Sponsor or shareholder servicing agent

.. Qualified buyer. Contact your shareholder servicing agent

.. Direct buyer. See "Special Instructions for Direct Buyers" on page 9

You may sell Fund shares at any time without paying a sales charge. You must submit your order to sell shares by 5:00 p.m. Eastern Time on any Business Day to sell shares at that day's NAV . Orders received after 5:00 p.m. Eastern Time will be executed on the next Business Day. Contact IBT at 1 888 204 3956 for additional information and documentation required for an order to sell.

The Fund generally remits the proceeds from a sale the same Business Day after receiving a properly executed order to sell. The Fund can delay payment for one day, or longer than one day under extraordinary circumstances. Generally, those extraordinary circumstances are when: (i) the NYSE is closed or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the Fund's NAV not reasonably practicable; or (iii) the SEC by order permits the suspension of the right of redemption for the protection of the investors. Each Fund reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days as permitted under applicable law. The Fund further reserves the right to automatically redeem your shares and close your account for any reason, and send you the proceeds, which would reflect the NAV on the day the Fund automatically redeems your shares. For example, the Fund may automatically redeem your shares to reimburse the Fund for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the Fund's shares as provided from time to time in this Prospectus.

In addition, the Fund reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio. For further information, please refer to the Funds' SAI or contact IBT at 1 888 204 3956.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.


8   BARCLAYS GLOBAL INVESTORS FUNDS

How to Exchange Shares

The Fund allows investors to exchange shares free of charge between BGI funds. Before buying shares through an exchange, you should obtain a copy of that fund's prospectus and read it carefully. Prospectuses may be obtained by calling 1 877 BGI 1544 (1 877 244 1544).

An exchange of a Fund's shares for shares of another BGI Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

The Fund reserves the right to refuse any exchange order and to limit the number of times you may exchange shares if the Fund believes doing so is in the best interest of other shareholders in the Fund. The Fund may also modify or terminate this exchange privilege by giving 60 days' written notice.

Special Instructions for Direct Buyers

Direct Buyers who have established accounts with the Fund can add to or redeem from their Fund account by wire instructions, by phone or through the mail.

.. To invest by wire, just check that option on your account application when you open your account. If you already have an account, call IBT at 1 888 204 3956 to receive a bank-wire application.

You should instruct your bank to wire funds as follows:

 Investors Bank & Trust Co.
 ABA #011001438
 Attn: Transfer Agent
 Account # DDA 555555535
 For Further Credit to: Barclays Global Investors Funds
 Shareholder Account Name
 Shareholder Account Number
 Fund Number 1120

.. To invest by mail, make your check payable to the Fund of your choice. Please include the Fund number and your account number on your check. You will find them on your monthly statements.

.. To redeem shares by phone, call 1 888 204 3956 any Business Day between 8:30 a.m. and 5:00 p.m., Eastern Time. IBT will employ procedures designed to confirm that your order is valid, but neither IBT nor the Fund may be held liable for acting on telephone instructions IBT reasonably believes to be valid. IBT will wire proceeds directly to your designated bank account.*

.. To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your Fund, account and taxpayer identification numbers. All account signatories must sign the order.

.. Direct Buyers can ask IBT to wire proceeds directly to their designated bank account.**

.. When a Direct Buyer purchases Fund shares and then quickly sells, the Fund may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

*If you wish to change your bank wire instructions, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.
**If you direct the sales proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a signature guarantee to help prevent fraud. You can obtain a signature guarantee from most banks and securities dealers. A signature guarantee is not a notarized signature.


MONEY MARKET FUND 9

Calculating the Fund's Share Price

IBT calculates the Fund's share price (also known as the Fund's NAV ) in accordance with the standard formula for valuing mutual fund shares at 5:00 p.m. Eastern Time on any Business Day. The formula calls for deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of shares outstanding. IBT uses the amortized cost method to account for any premiums or discounts above or below the face value of the securities held by the Fund .

The Fund seeks to maintain a constant price of $1 per share, although it can offer no assurance that it will be able to do so.

The price at which a purchase or redemption order for a Fund's shares is processed is based on the next calculation of the Fund's NAV after the order is received in proper form.

Fund Distributions

The Fund declares shareholders distributions of any net income daily and distributes them monthly. The Fund distributes realized capital gains if any, to shareholders at least annually. Distributions payable to you by the Fund will be automatically reinvested in additional shares of the Fund unless otherwise elected.

You begin earning distributions on your shares the day your purchase order takes effect. You continue earning daily distributions on your shares up to but not including the date you sell them.

Please note:

.. Each Fund credits distributions earned on weekends and holidays to the preceding business day;

.. If you sell shares before the monthly distribution payment date. the Fund remits to any dividends declared but not yet paid on the next distribution payment date; and

.. If you sell all shares before the monthly distribution payment date, the Fund remits all distributions accrued with the sale proceeds.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and its U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional federal income tax information.

As with all mutual funds, you generally will be required to pay taxes on your distributions from your Fund's net investment income and realized net capital gains. Distributions from the Fund normally will be taxable to you when paid, whether you choose to receive them in cash or automatically reinvest them in additional Fund shares. The amount of taxes you owe will vary from year to year, based on the amount and character of the Fund distributions to you and your tax rate. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.


10  BARCLAYS GLOBAL INVESTORS FUNDS

Distributions generally create the following tax liability:

TRANSACTION                          TAX STATUS
Income dividends                     Ordinary income
-----------------------------------------------------------
Short-term capital gain distribution Ordinary income
-----------------------------------------------------------
Long-term capital gain distribution  Long-term capital gain
-----------------------------------------------------------

Normally, the Fund does not expect to realize significant capital gains.

Distributions from your Fund paid to corporate shareholders will not qualify for the dividends-received deduction generally available to corporate taxpayers. In general, distributions from your Fund also will not qualify for recently enacted reductions in federal income taxation of dividends payable to individuals from certain U.S. and foreign corporations.

As long as your Fund maintains a $1.00 net asset value per share, your sales and exchanges of Fund shares should not be taxable.

Following the end of each year, your Fund will send you a notice that tells you how much you have received in dividends and distributions during the year and their federal tax status. You could also be subject to foreign, state and local taxes on such dividends and distributions.

In certain circumstances, you may be subject to backup withholding taxes.

Tax considerations for foreign or tax-exempt investors or those holding Fund shares through a tax-deferred account, such as a 401(k) Plan or Individual Retirement Account, will be different. Because each investor's tax circumstances are unique and because tax laws are subject to change, you should consult your tax adviser about your investment.

Master/Feeder Mutual Fund Structure

The Fund does not have its own investment adviser. Instead, the Fund invests all of its assets in a Master Portfolio that has a substantially identical investment objectives, strategies and policies as the Fund. BGFA serves as investment adviser to the Master Portfolio. The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio and, therefore, the Fund.

Feeder Fund Expenses. The feeder funds bears their Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights. Under the master/feeder structure, the Fund's Board of Trustees retains the right to withdraw the Fund's assets from the Master Portfolio if it believes doing so is in the Fund's shareholders' best interests. If the Board of Trustees withdraws the Fund's assets, it would then consider whether the Fund should hire its own investment adviser, invest in another master portfolio or take other action.


MONEY MARKET FUND 11

Financial Highlights

The table below provides a picture of the Money Market Fund's financial performance. The information reflects financial results for a single share. The total returns in the table represent the rates of return that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003 has been audited by PricewaterhouseCoopers LLP. For all other periods, the information was audited by KPMG LLP. The independent auditor's report along with the Fund's financial statements, is included in the Fund's annual report. You may obtain copies of the annual report at no cost by calling 1 877 BGI 1544 (1 877 244 1544), toll-free, Monday through Friday, 8:30 a.m. to 5:00 p.m. Eastern Time.

Money Market Fund

Financial Highlights
For a share outstanding throughout each period


                                                          Year ended      Year ended      Year ended      Year ended
                                                          Dec. 31, 2003   Dec. 31, 2002   Dec. 31, 2001   Dec. 31, 2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $1.00           $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                           0.01            0.01            0.04            0.06
Net realized and unrealized gain (loss)                         0.00/(4)/       0.00/(4)/       0.00/(4)/     (0.00)/(4)/
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.01            0.01            0.04            0.06
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                         (0.01)          (0.01)          (0.04)          (0.06)
Net realized gain                                             (0.00)/(4)/         --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (0.01)          (0.01)          (0.04)          (0.06)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $1.00           $1.00           $1.00           $1.00
--------------------------------------------------------------------------------------------------------------------------
Total return                                                   0.81%           1.49%/(5)/      3.88%           6.17%
--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                             $ 2,953         $54,370         $80,918         $73,435
Ratio of expenses to average net assets/(3)/                   0.45%           0.45%           0.45%           0.45%
Ratio of net investment income to average net assets/(3)/      0.90%           1.51%           3.80%           5.94%
--------------------------------------------------------------------------------------------------------------------------

                                                          Period ended       Year ended
                                                          Dec. 31, 1999/(1)/ Feb. 28, 1999
------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $1.00            $1.00
------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                             0.04             0.05
Net realized and unrealized gain (loss)                             --               --
------------------------------------------------------------------------------------------
Total from investment operations                                  0.04             0.05
------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                           (0.04)           (0.05)
Net realized gain                                                   --               --
------------------------------------------------------------------------------------------
Total distributions                                             (0.04)           (0.05)
------------------------------------------------------------------------------------------
Net asset value, end of period                                   $1.00            $1.00
------------------------------------------------------------------------------------------
Total return                                                     4.14%/(2)/       5.15%
------------------------------------------------------------------------------------------
Ratios/Supplemental data:
Net assets, end of period (000s)                              $143,258         $205,317
Ratio of expenses to average net assets/(3)/                     0.45%            0.45%
Ratio of net investment income to average net assets/(3)/        4.86%            4.62%
------------------------------------------------------------------------------------------

/(1)/For the ten months ended December 31, 1999. The Fund changed its fiscal year-end from February 28 to December 31.
/(2)/Not annualized.
/(3)/Annualized for periods of less than one year. These ratios include the
     Fund's share of expenses charged to the corresponding Master Portfolio. /(4)/Rounds to less than $0.01.
/(5)/The voluntary reimbursements made by the investment advisor had no material impact on the total return for the year.



12  BARCLAYS GLOBAL INVESTORS FUNDS

[This page intentionally left blank.]

BARCLAYS GLOBAL INVESTORS funds

BGF-PR-MMF0504

For more detailed information on the Fund, request a copy of its annual and semi-annual reports to shareholders and its Statement of Additional Information
(SAI).

The SAIs provides detailed information on the Fund. BGFA has electronically filed the SAI, dated May 1, 2004, with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus.

If you have any questions about this Fund or wish to obtain the annual and semi-annual reports and SAI free of charge, please call the Fund's toll-free number:
1 877 BGI 1544 (1 877 244 1544), visit our website at BGICash.com, or email the Fund at BGICash@seic.com

You may write Barclays Global Investors Funds at:

c/o SEI Investments
One Freedom Valley Drive
Oaks, PA 19456

You can also obtain this information through the internet on the Securities and Exchange Commission's Website at: http://www.sec.gov

Copies of these documents may be obtained, after paying a duplication fee, by electronic request at the following email address:

publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section. Address your request to:

Public Reference Section of the SEC, Washington D.C. 20549-0102

You can also review and copy the documents at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.

Call the Commission at 1 202 942 8090 for further details.

Investment Company Act File No.: 811-7332

                                                                        BARCLAYS

                        BARCLAYS GLOBAL INVESTORS FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                               MONEY MARKET FUND

                                  May 1, 2004

                                   ----------

     Barclays Global Investors Funds (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Trust's Money Market Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Master Portfolio") of Master Investment Portfolio ("MIP"). The Master Portfolio has substantially the same investment objective as the Fund as described in its Prospectus.

     Barclays Global Fund Advisors ("BGFA") serves as investment adviser to the Master Portfolio. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.

     This SAI is not a prospectus and should be read in conjunction with the Fund's current Prospectus, also dated May 1, 2004. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. The audited financial statements for the Fund, which include the schedule of investments and independent auditors' report for the fiscal year ended December 31, 2003, are hereby incorporated by reference to the Fund's Annual Report. The Prospectus and copies of the Annual Report may be obtained without charge by writing Barclays Global Investors Funds, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by call 1 877 BGI 1544 (1 877 244 1544) or e-mail the Fund at BGIFUNDS@seic.com.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
History of the Trust.......................................................    1
Description of the Fund and Its Investments and Risks......................    1
Investments and Risks......................................................    3
Management.................................................................   13
Control Persons and Principal Holders of Securities........................   16
Investment Adviser and Other Service Providers ............................   17
Determination of Net Asset Value...........................................   20
Purchases, Redemption and Pricing of Shares................................   21
Portfolio Transactions.....................................................   21
Fund Distributions and Taxes...............................................   24
Capital Stock..............................................................   30
Additional Information on the Fund.........................................   32
Financial Statements.......................................................   32
Appendix...................................................................  A-1

                              HISTORY OF THE TRUST

     The Trust is an open-end, management investment company organized on December 4, 2001 as a statutory trust under the laws of the State of Delaware. On August 21, 2001, the Board of Directors of Barclays Global Investors Funds, Inc. (the "Company") approved a proposal to redomicile the Company from a Maryland corporation to a Delaware business trust (the "Redomiciling"). Shareholders of the Company approved the Redomiciling on November 16, 2001. The Trust was established with multiple series, including the Fund, corresponding to and having identical designations as the Company's series. The Redomiciling was effected on January 11, 2002, at which time the Trust assumed the operations of the Company and adopted the Company's registration statement. Shortly thereafter, the Company was dissolved.

     The Trust consists of multiple series, including the Money Market Fund. The Trust's principal office is located at 45 Fremont Street, San Francisco, California 94105.

             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     Investment Objectives and Policies. The Fund and its corresponding Master Portfolio each has adopted an investment objective and investment policies that may be fundamental or non-fundamental. Fundamental policies cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting securities of the Fund or Master Portfolio, as the case may be. Non-fundamental policies may be changed without shareholder approval by vote of a majority of the Trustees of the Trust or MIP, as the case may be, at any time.

     The Fund's investment objective is set forth in its Prospectus. The Fund's investment objective is fundamental and cannot be changed by the Trust's Board of Trustees without shareholder approval. The investment objective and investment policies of the Fund determine the types of portfolio securities in which it invests, the degree of risk to which the Fund is subject and, ultimately, the Fund's performance. There can be no assurance that the investment objective of the Fund will be achieved.

     Fundamental Investment Restrictions

     The Fund and Master Portfolio have adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed, as to the Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Funds outstanding shareholders voting interests. These restrictions cannot be changed, as to the Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests.

     To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refer only to the Fund.

The Fund may not:

     (1) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that the Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff).

     (2) Purchase the securities of any single issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Fund's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     (5) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

     (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (7) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     With respect to paragraph 3, the 1940 Act currently allows the Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. With respect to paragraph 4, the 1940 Act and regulatory interpretations currently limit the percentage of the Fund's securities that may be loaned to one-third of the value of its total assets.

     Non-Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without shareholder approval by vote of a majority of the Board of Trustees, at any time. The Fund is subject to the following investment restrictions, all of which are non-fundamental policies.

     (1) The Fund may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to
Section 12(d)(1)(G) of the 1940 Act,
will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     (2) The Fund may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

     (3) The Fund may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     (4) The Fund may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (5) The Fund may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity.

     (6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

     (7) The Fund may not make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund, without regard to the limitations set forth in this paragraph.

     Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

     Investments and Risks

     To the extent set forth in this SAI, the Fund through its investment in the corresponding Master Portfolio may invest in the securities described below. To avoid the need to refer to both the Fund and the Master Portfolio in every instance, the following sections generally refers only to the Fund.

     The assets of the Fund consist only of obligations maturing within 397 calendar days from the date of acquisition (as determined in accordance with the regulations of the SEC), and the dollar-weighted average maturity of the Fund may not exceed 90 days. The securities in which the Fund may invest may not yield as high a level of current income as may be achieved from securities with less liquidity and less safety. There can be no assurance that the Fund's investment objective will be realized as described in the Fund's Prospectus.

     Asset-Backed and Commercial Mortgage-Backed Securities

     The Fund may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The Fund may invest in such securities up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act.

     Bank Obligations.

     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation (the "FDIC").

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the Fund generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and/or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on amounts realized on the obligations. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to:
(1) pledge to the appropriate regulatory authority, by depositing assets with a designated bank within the relevant state, a certain percentage of their assets as fixed from time to time by such regulatory authority; and (2) maintain assets within the relevant state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, BGFA carefully evaluates such investments on a case-by-case basis.

     The Fund may purchase CDs issued by banks, savings and loan associations and similar thrift institutions, provided that such institutions are members of the FDIC, and further provided such Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. The FDIC does not insure interest payments on such a CD.

     Commercial Paper and Short-Term Corporate Debt Instruments.

     The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

     The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than thirteen months remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are deemed appropriate by BGFA in accordance with Rule 2a-7 under the 1940 Act. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

     Floating- and Variable-Rate Obligations.

     The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

     The Fund may purchase floating- and variable-rate obligations. The Fund may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     These obligations are direct lending arrangements between the lender and borrower. There may not be an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. BGFA, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

     The Fund will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

     Foreign Obligations.

     The Fund may invest in certain securities of non-U.S. issuers. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S.

issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, potential restrictions of the flow of international capital, and transaction costs of foreign currency conversions. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy with respect to growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     Obligations of Foreign Governments, Supranational Entities and Banks. The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

     Forward Commitments, When-Issued Purchases and Delayed-Delivery
Transactions.

     The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the adviser.

     Funding Agreements. The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories by an NRSRO.

     The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund may be treated as illiquid. If a funding agreement is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

     Illiquid Securities.

     The Fund may invest in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

     Investment Company Securities.

     The Fund may invest in shares of other open-end investment companies including investment companies that are affiliated with the Fund and its adviser, BGFA, that invest exclusively in high-quality short-term securities to the extent permitted under the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Fund, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund. The Fund may also purchase shares of exchange listed closed-end funds, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund's total assets with respect to any one investment company and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate.

     Letters of Credit.

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies that, in the opinion of BGFA are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Loan Participation Agreements.

     The Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any participation purchased by the Fund must be sold by an intermediary bank in the United States.

     Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

     The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund may be treated as illiquid. If a loan participation is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Board of Trustees. Valuation of illiquid indebtedness involves a greater degree of judgment in determining the Fund's net asset value than if the value were based on available market quotations.

     Loans of Portfolio Securities.

     Pursuant to guidelines approved by the Trust's Board of Trustees, the Fund may lend portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act. In determining whether or not to lend a security to a particular broker, dealer or financial institution, BGFA considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution.

     The Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. The Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent.

     Barclays Global Investors, N.A. ("BGI"), acts as Securities Lending Agent for the Fund, subject to the overall supervision of BGFA. Pursuant to an exemptive order granted by the SEC, BGI is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Fund has also obtained permission from the SEC (via exemptive order) to lend portfolio securities to certain affiliated borrowers, subject to a number of conditions. The Fund does not currently intend to lend its portfolio securities.

     Mortgage Pass-Through Securities.

     The Fund may invest in mortgage pass-through securities which are a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

     Municipal Securities

     The Fund may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. Municipal securities in which the Fund may invest include, but are not limited to, municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds.

     The Fund will invest in 'high-quality' long-term municipal bonds, municipal notes and short-term commercial paper, with remaining maturities not exceeding 397 calendar days.

     Participation Interests.

     The Fund may invest in participation interests in any type of security in which the Fund may invest. A participation interest gives the Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities.

     Repurchase Agreements.

     The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Securities acquired as collateral by the Fund under a repurchase agreement will be held in a segregated account at a bank. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

     Restricted Securities

     Restricted securities are subject to legal restrictions on their sale. Difficulty in selling restricted securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (the 1933 Act), or in a registered public offering. Where registration is required, the restricted security's holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell a security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     Unrated Investments.

     The Fund may purchase instruments that are not rated if, in the opinion of BGFA such obligations are of investment quality comparable to other rated investments that are permitted for purchase by the Fund, if they are purchased in accordance with the Fund's procedures adopted by the Trust's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. Such procedures require approval or ratification by the Board of Trustees of the purchase of unrated securities. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by the Fund provided that, when a security ceases to be rated, BGFA determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, BGFA finds that the sale of such security would not be in the Fund's shareholder's best interest.

     To the extent the ratings given by a nationally recognized statistical ratings organization ("NRSRO") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of said NRSROs are more fully described in the SAI Appendix.

     U.S. Government Obligations.

     The Fund may invest in various types of U.S. Government obligations. A U.S. Government Obligation is a type of Bond U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association (i.e. GNMA) certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National MortgageAssociation (i.e FNMA) notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

                                   MANAGEMENT

     The Board of Trustees is responsible for the overall management and operations of the Fund. Each Trustee serves until he or she resigns, retires, or his or her successor is elected and qualified. Each Officer serves until his or her successor is chosen and qualified. The Trustees and Principal Officers of the Trust, together with information as to their principal business occupations during the last five years and current directorships, are shown below. The address of each, unless otherwise indicated, is 45 Fremont Street, San Francisco, California 94105.

Interested Trustees & Officers

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                   Portfolios     Other Public Company
                           Position(s),       Principal Occupation                 Overseen in    and Investment Company
Name, Address and Age      Length of Service  During Past Five Years               Fund Complex*  Directorships
-----------------------------------------------------------------------------------------------------------------------------
Lee T. Kranefuss, /**/ 41  Trustee since      Chief Executive Officer of the            110       Trustee of Master
                           November 16,       Intermediary Investor and Exchange                  Investment Portfolios
                           2001, President    Traded Products Business of BGI.                    ("MIP");Director, iShares
                           and Chief                                                              Inc. (since June 18, 2003);
                           Executive Officer                                                      Trustee, iShares Trust
                                                                                                  (since June 18,2003)
-----------------------------------------------------------------------------------------------------------------------------
Michael A. Latham, 38      Secretary,         Chief Financial Officer of the            N/A       None
                           Treasurer and      Intermediary Investors and
                           Chief Financial    Exchange Traded Products Business
                           Officer            of BGI (since 2003), Director of
                                              Mutual Fund Delivery of the
                                              Individual Investors Business of
                                              Barclays Global Investors, N.A.
                                              (2000-2003); Head of Operations,
                                              BGI Europe (1997-2000); Manager
                                              of Portfolio Accounting Group
                                              (1994-1997).
-----------------------------------------------------------------------------------------------------------------------------

Independent Trustees

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                   Portfolios     Other Public Company
                           Position(s),       Principal Occupation                 Overseen in    and Investment Company
Name, Address and Age      Length of Service  During Past Five Years               Fund Complex*  Directorships
-----------------------------------------------------------------------------------------------------------------------------
Mary G. F. Bitterman,      Trustee since      President and Chief Executive             23        Trustee of Master
58                         November 16, 2001  Office of The James Irvine                          Investment Portfolio
                                              Foundation (non-profit foundation);                 ("MIP");Director, Bank of
                                              President and Chief Executive                       Hawaii.
                                              Officer of KQED, Inc. (public
                                              television and radio) from
                                              1993-2002.
-----------------------------------------------------------------------------------------------------------------------------
Jack S. Euphrat, 81        Trustee since      Private Investor                          23        Trustee of Master
                           October 20, 1993                                                       Investment Portfolio
                                                                                                  ("MIP");
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                   Portfolios     Other Public Company
                           Position(s),       Principal Occupation                 Overseen in    and Investment Company
Name, Address and Age      Length of Service  During Past Five Years               Fund Complex*  Directorships
-----------------------------------------------------------------------------------------------------------------------------
W. Rodney Hughes, 76       Trustee since      Private Investor                          23        Trustee of Master
                           October 20, 1993                                                       Investment Portfolio
                                                                                                  ("MIP");
-----------------------------------------------------------------------------------------------------------------------------

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP.

** Lee T. Kranefuss is deemed to be an "interested person" of the Trust because he serves as Chief Executive Officer of the Individual Investor Business of BGI, the administrator of the Fund and the parent company of BGFA, the investment adviser of the Master Portfolio.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                   Portfolios     Other Public Company
                           Position(s),       Principal Occupation                 Overseen in    and Investment Company
Name, Address and Age      Length of Service  During Past Five Years               Fund Complex*  Directorships
-----------------------------------------------------------------------------------------------------------------------------
Richard K. Lyons, 42       Trustee since      Professor, University of                  110       Trustee of Master
                           November 16, 2001  California, Berkeley: Haas School                   Investment Portfolio
                                              of Business; Member, Council of                     ("MIP");Director of
                                              Foreign Relations                                   Matthews Asian Funds
                                                                                                  (oversees 6 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
Leo Soong, 56              Trustee since      President of Trinity Products LLC         23        Trustee of Master
                           February 9, 2000   (beverages); Managing Director of                   Investment Portfolio
                                              CG Roxane LLC (water company);                      ("MIP");
                                              Co-Founder of Crystal Geyser
                                              Water Co. (President through 1999).
-----------------------------------------------------------------------------------------------------------------------------

----------
* The Trust, MIP, iShares Trust and iShares, Inc. are all members of the same "Fund Complex" and "Family of Investment Companies" as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Trustee for MIP. In addition, Richard K. Lyons serves as a Trustee for iShares Trust and as a Director for iShares, Inc.

     Committees. There are two standing committees of the Board of Trustees - the Nominating Committee and the Audit Committee. The members of the Nominating Committee and the Audit Committee include each Trustee that is not an "interested person" of the Trust (as such term is defined in the 1940 Act) ("Independent Trustee"). The Nominating Committee is responsible for recommending to the Board persons to be nominated for election as Trustees by the interestholders or for appointment as Trustees by the sitting Trustees, when permissible. Pursuant to the rules under the 1940 Act, only Independent Trustees may select and nominate other Independent Trustees for MIP. Jack S. Euphrat serves as Chairman of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders. During the fiscal year ended December 31, 2003, the Nominating Committee did not hold any meetings.

     The Audit Committee operates pursuant to a separate charter and is responsible for, among other things, overseeing the Fund's accounting and financial reporting practices, reviewing the results of the annual audits of the Fund's financial statements and interacting with the Fund's independent auditors on behalf of the full Board. As of January 1, 2004, Leo Soong serves as Chairman of the Audit Committee. During the fiscal year ended December 31, 2003, the Audit Committee held four meetings all of which were chaired by W. Rodney Hughes.

     Beneficial Equity Ownership Information. As of December 31, 2003, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the amount of interests in the Fund beneficially owned by the Trustee, and the aggregate value of all investments in equity securities within the same Family of Investment Companies, stated as one of the following ranges: 0 = $0; A = $1-$10,000; B = $10,001-$50,000; C = $50,001-$100,000; and D = over $100,000.

                  Beneficial Equity Ownership in Fund and
          Family of Investment Companies (as of December 31, 2003)
          --------------------------------------------------------

---------------------------------------------------------------------------
                                                 Aggregate Dollar Range of
Interested Trustees       Dollar Range of       Securities in the Family of
and Officers           Securities in the Fund      Investment Companies
---------------------------------------------------------------------------
Lee T. Kranefuss                  0                          D
---------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------
Mary G. F. Bitterman              0                          0
---------------------------------------------------------------------------
Jack S. Euphrat                   0                          0
---------------------------------------------------------------------------
W. Rodney Hughes                  0                          0
---------------------------------------------------------------------------
Richard K. Lyons                  0                          D
---------------------------------------------------------------------------
Leo Soong                         0                          0
---------------------------------------------------------------------------

     Ownership of Securities of Certain Entities. As of December 31, 2003, the Independent Trustees and their immediate family members did not own any securities of the investment adviser, the distributor or any entity controlling, controlled by, or under common control with the investment adviser or the distributor, unless noted above.

     Compensation. Trustees of the Trust are compensated annually by all the registrants in the Fund Complex for their services as indicated in the table below, and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Trustees are compensated by the Trust and MIP for their services as Trustees to the Trust and MIP. Currently, the Trustees do not receive any retirement benefits or deferred compensation from the Fund Complex. As of the date of this SAI, the Trustees and Principal Officers of the Trust as a group beneficially owned less than 1% of the outstanding beneficial interest of the Trust.

                           Compensation Table
             For the Calendar Year Ended December 31, 2003
             ---------------------------------------------

--------------------------------------------------------
                                               Total
                           Aggregate        Compensation
                         Compensation        from Fund
Name and Position        from the Trust       Complex
--------------------------------------------------------
Mary G. F. Bitterman     $       12,500     $     25,000
Trustee
--------------------------------------------------------
Jack S. Euphrat          $       12,500     $     25,000
Trustee
--------------------------------------------------------
W. Rodney Hughes         $       12,500     $     25,000
Trustee
--------------------------------------------------------
Lee Kranefuss            $            0     $          0
Trustee
--------------------------------------------------------
Richard K. Lyons         $       12,500     $     90,000
Trustee
--------------------------------------------------------

--------------------------------------------------------
                                               Total
                           Aggregate        Compensation
                         Compensation        from Fund
Name and Position        from the Trust       Complex
--------------------------------------------------------
Leo Soong                $       12,500     $     25,000
Trustee
--------------------------------------------------------

     Master/Feeder Structure. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the unique nature of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

     The Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

     The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.

     Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 1, 2004, the shareholders identified below were known by the Trust to own 5% or more of the Fund's outstanding shares in the following capacity:

     Name and Address         Percentage    Nature of
      of Shareholder            of Fund     Ownership
---------------------------   ----------    ---------
Fiduciary Trust Company               92%    Record
Agent Revenue
600 Fifth Ave.
New York, NY 10020

Fiduciary Trust Company                6%    Record
Attention: Frank Lomassaro
Fifth Ave
New York, NY 10020

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of the Fund, or is identified as the holder of record of more than 25% of the Fund and has voting and/or investment powers, it may be presumed to control the Fund.

                 INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

     Investment Adviser. The Fund is a feeder fund in a master/feeder structure. As a result the Fund will invest all of its assets in the Master Portfolio of MIP. The Master Portfolio has retained BGFA as the investment adviser to manage its assets. The advisory fee level is 0.10% of average net assets on an annual basis. BGFA does not engage an investment sub-adviser, but instead manages the Master Portfolio's assets itself. Pursuant to the advisory contract between BGFA and the Master Portfolio ("Advisory Contract"), BGFA furnishes MIP's Board of Trustees with periodic reports on the investment strategy and performance of the Master Portfolio.

     The Advisory Contract is subject to the annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by the Master Portfolio's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's interests, or, after the Reapproval Date, on not less than 60 days written notice, by BGFA. The Advisory Contract terminates automatically in the event of an assignment as defined in the 1940 Act.

     For the periods shown below, the Master Portfolio paid the following advisory fees to BGFA, without waivers:

                                   Fiscal         Fiscal         Fiscal
                                 Year Ended     Year Ended     Year Ended
                                 12/31/2001     12/31/2002     12/31/2003
                                ------------   ------------   ------------
Money Market Master Portfolio   $    997,827   $  2,521,707   $  4,247,387

     Administrator. The Trust has engaged BGI to provide certain administration services to the Fund. Pursuant to an Administration Agreement with the Trust, BGI provides as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions, and preparation of proxy statements and shareholder reports for the Fund; and (iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. BGI also furnishes office space and certain facilities required for conducting the business of the Trust together with all other administrative services that are not being furnished by the Fund's investment adviser. BGI also pays the compensation of the Fund's Trustees, officers and employees who are affiliated with the Trust.

     In addition, except for advisory fees, extraordinary expenses, brokerage and other expenses connected to the execution of portfolio transactions and certain expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations including, but not limited to, transfer and dividend disbursing agency fees, shareholder servicing fees and expenses of preparing and printing prospectuses, SAIs and other Fund materials. For providing such services, BGI is entitled to an annual fee of 0.35% of the Fund's average daily net assets. BGI has contracted with Investors Bank & Trust Company ("IBT") to provide certain sub-administration services for the Fund, and BGI pays IBT for those services out of the fees BGI receives for its services as administrator.

     Prior to April 1, 2003, BGI and Stephens Inc. ("Stephens") served as co-administrators of the Funds and administration fees were paid by the Funds to BGI and Stephens jointly. For the fiscal years shown below, the Funds paid administration fees as follows:

                                   Fiscal         Fiscal         Fiscal
                                 Year Ended     Year Ended     Year Ended
                                 12/31/2001     12/31/2002     12/31/2003
                                ------------   ------------   ------------
Money Market Fund               $    260,878   $    220,068   $     36,930

     Shareholder Servicing Agents.

     The Board of Trustees of the Fund has adopted a Shareholder Servicing Plan pursuant to which it has entered into a Shareholder Servicing Agreement with BGI and may enter into similar agreements with other entities (collectively, "Shareholder Servicing Agents") for the provision of certain services to Fund shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries, providing reports and other information, and providing services related to the maintenance of shareholder accounts. For these services, each Shareholder Servicing Agent is entitled to receive a monthly fee at the annual rate of up to 0.25% of the average daily value of the Fund represented by shares owned during the period for which payment is being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship, or an amount that equals the maximum amount payable to the Shareholder Servicing Agent under applicable laws, regulations or rules, including the Conduct Rules of the National Association of Securities Dealers, Inc., whichever is less. BGI has agreed to pay these shareholder servicing fees out of the fees it receives for administration services.

     A Shareholder Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or payment of a separate fee for additional services.

     Custodian.

     IBT is the Custodian for the Fund and performs such services at 200 Clarendon Street, Boston, Massachusetts 02116. The custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity and collects and receives all income and other payments and distributions on account of the assets of the Fund. IBT shall not be entitled to compensation for providing custody services to the Fund pursuant to the Custody Agreement so long as it receives compensation from BGI for providing sub-administration services to the Trust, on behalf of the Fund.

     Transfer and Dividend Disbursing Agent.

     IBT has been retained to act as the transfer and dividend disbursing agent for the Fund. For its services as transfer and dividend disbursing agent to the Fund, IBT is entitled to receive an annual maintenance fee of $10,000 per feeder/class, in addition to $10 per account in the Fund. IBT is entitled to be reimbursed for out-of-pocket expenses or advances incurred by it in performing its obligations under the agreement. BGI as has agreed to pay these fees and expenses out of the fees it receives for administration services. In addition, the agreement contemplates that IBT will be reimbursed for other expenses incurred by it at the request or with the written consent of the Fund, including, without limitation, any equipment or supplies that the Trust specifically orders or requires IBT to order.

     Distributor. SEI Investments Distribution Co. ("SEI") is the distributor for the Fund's shares. SEI is a registered broker/dealer located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. Since 1968, SEI has been a leading provider of outsourced investment business solutions for fund administration and distribution, asset management and investment systems and processing. SEI employs 1,700 people and operates 21 offices in 10 countries.

     SEI, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which SEI has the responsibility for distributing Fund shares. The Distribution Agreement provides that SEI shall act as agent for the Fund for the sale of Fund shares, and may enter into sales support agreements with selling agents that wish to make available Fund shares to their respective customers ("Selling Agents"). SEI does not receive a fee from the Fund for providing distribution services. BGI presently acts as a Selling Agent, but does not receive any fee from the Fund for such activities.

     In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from BGI, BGFA, SEI or their affiliates in connection with the sale of Fund shares.

     Independent Auditors. PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, serves as independent auditors for the Trust.

     Legal Counsel. Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006, serves as counsel to the Trust.

     Expenses. Except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Fund, BGI has agreed to bear all costs of the Fund's and the Trust's operations.

                        DETERMINATION OF NET ASSET VALUE

     The Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in the Fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 397 calendar days or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Terms of Purchase and Redemption.

     The Fund is generally open Monday through Friday and are closed on weekends and NYSE holidays. The holidays on which the NYSE is closed currently are: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund reserves the right to change the amount of the minimum investment and subsequent purchases in the Funds. On any day the Fund closes early, purchase and redemption orders received after the Fund's closing time will be executed on the next Business Day. In addition, the Fund reserves the right to advance the time by which purchase and redemption orders must be received to be executed on the same Business Day as permitted by the SEC.

     In-Kind Purchases.

     Payment for shares of the Fund may, at the discretion of BGFA, be made in the form of securities that are permissible investments for the Fund and must meet the investment objective, policies and limitations of the Fund as described in the Prospectus. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) are accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities received by it; (iii) are not subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) are accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to such Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled. The Fund immediately will transfer to its corresponding Master Portfolio any and all securities received by it in connection with an in-kind purchase transaction, in exchange for interests in such Master Portfolio.

     Suspension of Redemption or Payment of Redemption Proceeds.

     The Trust may suspend the right of redemption or postpone redemption payments for such periods as are permitted under the 1940 Act. Currently, under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings, (ii) trading on the NYSE is restricted, or (iii) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

                             PORTFOLIO TRANSACTIONS

     Since the Fund invests all of its assets in a corresponding portfolio of MIP, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions.

     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer.

Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolio may purchase municipal or other obligations from underwriting syndicates of which SEI or BGFA or any of its affiliates is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees of the MIP.

     The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. BGFA is responsible for the MIP's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.

     Allocation of brokerage transactions, including their frequency, is made in the best judgment of BGFA and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met.

     BGFA and its affiliates, including BGI, deal, trade and invest for their own accounts and any other accounts for which they have fiduciary responsibility, in the types of securities in which the Master Portfolio may also invest.

     Portfolio Turnover. Because the portfolio of the Fund consists of securities with relatively short-term maturities, the Fund expects to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Fund, however, because portfolio transactions ordinarily will be made directly with principals on a net basis, and, consequently, the Fund usually will not incur excessive transaction costs.

     Securities of Regular Broker/Dealers. As of December 31, 2003, the Fund owned securities of its "regular brokers or dealers" (as defined in the 1940
Act), or their parents, as follows:

                               Regular Broker/Dealer or Parent         Amount
                           --------------------------------------  -------------
Money Market Master
 Portfolio
                           Citibank NA                             $ 125,000,000
                           Morgan Stanley                          $ 109,756,400
                           Bank of America NA                      $ 100,000,000
                           JP Morgan Securities Inc                $ 100,000,000
                           Goldman Sachs Group Inc.                $  65,019,302
                           Citigroup Global Markets Holdings Inc.  $  38,002,029
                           Merrill Lynch & Co. Inc.                $  35,260,352
                           Citigroup Inc.                          $  30,126,780
                           Chase Manhattan Bank NA                 $  20,000,000

     Proxy Voting Policies. The Trust has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolio. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Master Portfolio. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

     BGFA votes (or refrains from voting) proxies for the Master Portfolio in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Master Portfolio. In some cases, BGFA may determine that it is in the best interests of the Master Portfolio to refrain from exercising the Master Portfolio's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Master Portfolio. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

     . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Master Portfolio investing in such issuer; and

     . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions.

     BGFA maintains institutional policies and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Master Portfolio, the Master Portfolio's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgment on how to vote on specific proxy issues (or to refrain from voting). In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or (ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.

                          FUND DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Taxes." The Prospectus generally describes the federal income tax treatment of distributions by the Fund. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts ("IRAs")), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussion in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. The Trust intends to continue to qualify the Fund as a "regulated investment company" under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply to the Fund, rather than to the Trust as a whole. Furthermore, the Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a regulated investment company under the Code, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future regulations, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains which are directly related to the Fund's principal business of investing in stock or securities. The Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or in two or more issuers the Fund controls and which are engaged in the same or similar trades or businesses. The qualifying income and diversification requirements applicable to the Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, the Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, as well as 90% of its net tax-exempt income earned in each taxable year. The Fund generally will not be subject to federal income tax on the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, the Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, the Fund may make the distributions in the following taxable year. Furthermore, if the Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. The Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that the Fund will not be subject to federal income taxation.

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, the Fund would be taxed in the same manner as an ordinary corporation without any deduction for distributions to shareholders, and all distributions from the Fund's earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders would be taxable as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

     Excise Tax. A 4% nondeductible excise tax will be imposed on the Fund's net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute during each calendar year at least 98% of its ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31, and all of its ordinary income and capital gains from previous years that were not distributed during such years. The Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that the Fund will not be subject to the excise tax.

     Capital Loss Carry-Forwards. The Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. The Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Fund do not expect to distribute such capital gains. The Fund cannot carry back or carry forward any net operating losses.

     Equalization Accounting. Under the Code, the Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect the Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Fund, and thus the use of this method may be subject to IRS scrutiny.

     Investment through the Master Portfolio. The Fund seeks to continue to qualify as regulated investment company by investing its assets through the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership (or, in the event that the Fund is the sole investor in the Master Portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a regulated investment company or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of the Master Portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the Fund, regardless of whether any amounts are actually distributed by the Master Portfolio. Each investor in the Master Portfolio will be taxed on such share, as determined in accordance with the governing instruments of the Master Portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any income or gains, the Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of income and gains without a corresponding distribution. Furthermore, the Master Portfolio's assets, income and distributions will be managed in such a way that an investor in the Master Portfolio will be able to continue to qualify as a regulated investment company by investing its assets through the Master Portfolio.

     Taxation of Fund Investments. In general, if the Fund realizes gains or losses on the sale of portfolio securities, such gains or losses will be capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If the Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by the Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. The Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which the Fund otherwise might have continued to hold.

     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to the Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss for a year exceeds the Fund's investment company taxable income (computed without regard to such loss), the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     If the Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon the Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon the Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

     Taxation of Distributions. For federal income tax purposes, the Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. All distributions paid out of the Fund's earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported on each shareholder's federal income tax return. Distributions in excess of the Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. The Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions designated by the Fund as a capital gain distribution will be taxed to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares. The Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest the Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. In general, as long as the Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange. Under certain circumstances, an individual shareholder receiving qualified dividend income from the Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be included in the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by the Fund on foreign securities may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, the Fund does not expect to qualify for this election.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual federal income tax rate applicable to (i) ordinary income generally is 35%; (ii) net capital gain realized prior to May 6, 2003 generally is 20%; and (iii) net capital gain realized on or after May 6, 2003 generally is 15%. The date on which the Fund sells or exchanges a security is the date used in determining whether any net capital gain from such sale or exchange distributed to an individual shareholder will qualify for the pre-May 6 or post-May 5 net capital gain federal income tax rate.

     The maximum corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Marginal tax rates may be higher for some shareholders to reduce or eliminate the benefit of lower marginal income tax rates. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2004.

     Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 28% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, unless the shareholder generally certifies under penalties of perjury that the "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This tax is not an additional federal income tax imposed on the shareholder, and the shareholder may claim the tax withheld as a tax payment on his or her federal income tax return, provided that the required information is furnished to the IRS. An investor must provide a valid TIN upon opening or reopening an account. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans ("SEP-IRAs"), Savings Incentive Match Plans for Employees ("SIMPLE Plans"), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through a tax-advantaged plan or account.

     Foreign Shareholders. Under the Code, distributions attributable to ordinary income, net short-term capital gain and certain other items realized by the Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or foreign corporation ( "foreign shareholders") generally will be subject to a withholding tax at a flat rate of 30% or a lower treaty rate, if an income tax treaty applies, provided the Fund obtains a properly completed and signed certificate of foreign status. This tax generally is not refundable. However, if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, the withholding tax will not apply and the distribution will be subject to the reporting and withholding requirements generally applicable to U.S. persons. In general, foreign shareholders' capital gains realized on the disposition of Fund shares and capital gains distributions are not subject to federal income tax, withholding or otherwise, provided the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) the gains or losses are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder, or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met. If the capital gains or losses are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the reporting and withholding requirements applicable to U.S. persons generally applies. If the capital gains and losses are not effectively connected for this purpose, but the foreign shareholder exceeds the 183 day limitation, the gains will be subject to a withholding tax at a flat rate of 30% or the lower treaty rate, if an income tax treaty applies.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                                  CAPITAL STOCK

     As of the date of this SAI, the beneficial interest in the Trust are divided into transferable shares of nine separate and distinct series authorized and established by the Board of Trustees. The number of shares of each series, and class thereof, is unlimited and each share has no par value. The Board of Trustees may, in the future, authorize the issuance of other series representing shares of additional investment portfolios or funds.

     Although the Trust is not required to hold regular annual shareholder meetings, occasional annual or special meetings may be required for purposes such as electing and removing Trustees, approving advisory contracts, and changing the Fund's investment objective or fundamental investment policies.

     Voting. All shares of the Trust have equal voting rights and will be voted separately by individual series, except: (i) when required by the 1940 Act, shares will be voted in the aggregate and not by individual series; and (ii) when the Trustees have determined that the matter affects the interests of more than one series, then the Shareholders of all such affected series will be entitled to vote thereon in the aggregate and not by individual series. The Trustees also may determine that a matter affects only the interests of one or more classes of a series, in which case any such matter will be voted on separately by such class or classes. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an advisory contract is a matter to be determined separately by fund. Approval by the shareholders of the Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

     As used in the Prospectus of the Fund and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Each share will entitle the holder thereof to one vote for each dollar (and each fractional dollar thereof) of net asset value (number of shares owned times net asset value per share) of shares outstanding in such holder's name on the books of the Trust. There shall be no cumulative voting in the election of Trustees. Depending on the terms of a particular benefit plan and the matter being submitted to a vote, a sponsor may request direction from individual participants regarding a shareholder vote. The Trustees of the Trust will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions.

     The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

     The Master Portfolio. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If the Master Portfolio's investment objective or policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

     MIP is an open-end, series of management investment companies organized as a Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law, MIP's Declaration of Trust provides that its investors would be personally responsible for MIP's liabilities and obligations, but only to the extent MIP's property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIP, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

     The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

     The interests in the Master Portfolio of MIP have substantially similar voting and other rights as those rights enumerated above for shares of the Fund. MIP also intends to dispense with annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under the circumstances described above with respect to MIP. Whenever the Fund is requested to vote on a matter with respect to its Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

                       ADDITIONAL INFORMATION ON THE FUND

     The Trust provides annual and semi-annual reports to all shareholders. The annual reports contain audited financial statements and other information about the Fund including additional information on performance. Shareholders may obtain a copy of the Trust's most recent annual report without charge by calling 1 877 BGI 1544 (1 877 244 1544) or e-mailing the Fund at BGIFUNDS@seic.com. Statements contained in a Prospectus or the SAI as to the contents of any contract or other document referred to herein or in a Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

     No person has been authorized to give any information or to make any representations other than those contained in the Fund's Prospectus, this SAI, and in the Trust's official sales literature in connection with the offer of the Fund's shares and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                              FINANCIAL STATEMENTS

     The audited financial statements, including the schedule of investments and independent auditors' reports for the fiscal year ended December 31, 2003 for the Fund and Master Portfolio are hereby incorporated by reference to the Trust's Annual Report, as filed with the SEC on March 10, 2004. The audited financial statements are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX

     Certain ratings assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Inc. ("Fitch") are as follows:

                                S&P Bond Ratings
                                ----------------

                                      "AAA"

     Bonds rated "AAA" have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                      "AA"

     Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                       "A"

     Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                      "BBB"

     Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                      "BB"

     Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.

                                       "B"

     Bonds rated "B" have greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

                                      "CCC"

     Bonds rated "CCC" are currently vulnerable and are dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

     Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                      "CC"

     Bonds rated "CC" are currently highly vulnerable to nonpayment. Bonds rated "CC" are subordinate to senior debt rated "CCC."

                                       "C"

     Bonds rated "C" are currently highly vulnerable to nonpayment. Bonds rated "C" are subordinate to senior debt rated "CCC." The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Bonds rated "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that are currently paying.

                                       "D"

     Bonds rated "D" are currently in default, where payment of interest and/or repayment of principal is in arrears.

                          S&P Commercial Paper Ratings
                          ----------------------------

     A-1 - Bonds rated A-1 are rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 - Bonds rated A-2 are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 - Bonds rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B - Bonds rated B are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C - Bonds rated C are currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D - Bonds rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                              Moody's Bond Ratings

                                      "Aaa"

     Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      "Aa"

     Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                                       "A"

     Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                      "Baa"

     Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                      "Ba"

     Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                       "B"

     Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                      "Caa"

     Bonds that are rated "Caa" are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

                                      "Ca"

     Bonds that are rated "Ca" are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                       "C"

     Bonds that are rated "C" are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.

                        Moody's Commercial Paper Ratings
                        --------------------------------

     The rating ("P-1") Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or relating supporting institutions) rated ("P-2") Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated ("P-3") Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

     Issuers rated "Not Prime" have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                               Fitch Bond Ratings
                               ------------------

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                      "AAA"

     Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                      "AA"

     Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

                                       "A"

     Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                      "BBB"

     Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                      "BB"

     Bonds rated "BB" are considered to be speculative and have a possibility of credit risk developing, particularly as a result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                       "B"

     Bonds rated "B" are considered to be highly speculative and indicate that significant credit risk is present. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                               "CCC," "CC" and "C"

     Bonds rated "CCC," "CC" and "C" are considered to be in high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

                               "DDD," "DD" and "D"

     Bonds rated "DDD," "DD" and "D" are currently in default. The ratings of bonds in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

                            Fitch Short-Term Ratings
                            ------------------------

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                     "F-1+"

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                      "F-1"

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                                      "F-2"

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                                      "F-3"

     Fair Credit Quality. Issues assigned this rating reflect the capacity for timely payment of financial commitments; however, near-term adverse changes could result in a reduction to non-investment grade status.

                                       "B"

     Speculative. Issues assigned this rating reflect minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                                       "C"

     High Default Risk. Issues assigned this rating reflect the real possibility of default. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business environment.

                                       "D"

     Default. Issues assigned this rating reflect actual or imminent payment default.

                         BARCLAYS GLOBAL INVESTORS FUNDS
                           FILE NO. 33-54126; 811-7332

                                     PART C

                                OTHER INFORMATION

Item 22. Exhibits.
         --------

--------------------------------------------------------------------------------
Exhibit                               Description
--------------------------------------------------------------------------------
  (a) Agreement and Declaration of Trust, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.
--------------------------------------------------------------------------------
  (b) By-Laws, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.
--------------------------------------------------------------------------------
  (c)     Not applicable.
--------------------------------------------------------------------------------
  (d)     Not applicable.
--------------------------------------------------------------------------------
  (e) Distribution Agreement between SEI Investments Distribution Co. ("SEI") and Barclays Global Investors Funds ("BGIF") on behalf of the Funds, dated April 1, 2003, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.
--------------------------------------------------------------------------------
  (f)     Not applicable.
--------------------------------------------------------------------------------
  (g) Custody Agreement with Investors Bank & Trust Company ("IBT") on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.
--------------------------------------------------------------------------------
 (h)(1) Transfer Agency and Service Agreement with IBT on behalf of the Funds, dated February 27, 1998, incorporated by reference to Post-Effective Amendment No. 22, filed July 30, 1999.
--------------------------------------------------------------------------------
 (h)(2) Shareholder Servicing Plan and form of Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment
          No. 31, filed January 11, 2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit                               Description
--------------------------------------------------------------------------------
 (h)(3) Administration Agreement between Barclays Global Investors, N.A. ("BGI") and BGIF on behalf of the Funds, dated April 1, 2003, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.
--------------------------------------------------------------------------------
 (h)(4) Sub-Administration Agreement among BGI, IBT and BGIF on behalf of the Funds, dated October 21, 1996, incorporated by reference to Post-Effective Amendment No. 14, filed June 30, 1997.
--------------------------------------------------------------------------------
 (h)(5) Service Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.
--------------------------------------------------------------------------------
 (h)(6) Financial Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and BGIF on behalf of the Funds, dated December 31, 1997, incorporated by reference to Post-Effective Amendment No. 16, filed July 2, 1998.
--------------------------------------------------------------------------------
  (i)     Opinion and Consent of Counsel (Morrison & Foerster LLP), filed herewith.
--------------------------------------------------------------------------------
 (j)(1) Consent of Independent Auditors (PricewaterhouseCoopers LLP), filed herewith.
--------------------------------------------------------------------------------
 (j)(2)   Powers of Attorney for Mary G. F. Bitterman, Jack S. Euphrat,
          W. Rodney Hughes, Lee T. Kranefuss, Richard K. Lyons and Leo Soong, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.
--------------------------------------------------------------------------------
  (k)     Not applicable.
--------------------------------------------------------------------------------
  (l)     Not applicable.
--------------------------------------------------------------------------------
  (m) Distribution Plan, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.
--------------------------------------------------------------------------------
  (n) Rule 18f-3 Multi-Class Plan, dated November 27, 2001, incorporated by reference to Post-Effective Amendment No. 42, filed May 1, 2003.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Exhibit                               Description
--------------------------------------------------------------------------------
 (p)(1) Joint Code of Ethics of BGIF and Master Investment Portfolio ("MIP"), incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.
--------------------------------------------------------------------------------
 (p)(2) Code of Ethics of BGFA, incorporated by reference to Post Effective Amendment No. 30, incorporated by reference to Post-Effective Amendment No. 31, filed January 11, 2002.
--------------------------------------------------------------------------------

Item 23. Persons Controlled by or Under Common Control with the Fund
         -----------------------------------------------------------

     As of April 1, 2004, each Fund listed below owned the following percentages of the outstanding beneficial interests of the corresponding Master Portfolios of MIP. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a Fund in the table below is identified as the beneficial owner of more than 25% of the corresponding Master Portfolio and has voting and/or investment powers, it may be presumed to control the Master Portfolio.

-------------------------------------------------------------------------------------------
                                                                             Percentage
                                 Corresponding                               of beneficial
Fund                             Master Portfolio                            interests held
-------------------------------------------------------------------------------------------
Bond Index Fund                  Bond Index Master Portfolio (MIP)                      100%
-------------------------------------------------------------------------------------------
Institutional Money Market Fund  Money Market Master Portfolio (MIP)                     91%
-------------------------------------------------------------------------------------------
LifePath Retirement Portfolio    LifePath Retirement Master Portfolio (MIP)              65%
-------------------------------------------------------------------------------------------
LifePath 2010 Portfolio          LifePath 2010 Master Portfolio (MIP)                    75%
-------------------------------------------------------------------------------------------
LifePath 2020 Portfolio          LifePath 2020 Master Portfolio (MIP)                    83%
-------------------------------------------------------------------------------------------
LifePath 2030 Portfolio          LifePath 2030 Master Portfolio (MIP)                    81%
-------------------------------------------------------------------------------------------
LifePath 2040 Portfolio          LifePath 2040 Master Portfolio (MIP)                    81%
-------------------------------------------------------------------------------------------
Prime Money Market Fund          Prime Money Market Master Portfolio (MIP)               93%
-------------------------------------------------------------------------------------------
S&P 500 Stock Fund               S&P 500 Index Master Portfolio (MIP)                    47%
-------------------------------------------------------------------------------------------

Item 24. Indemnification.
         ---------------

     Section 10.02 of the Registrant's Agreement and Declaration of Trust provides:

          (a)  Subject to the exceptions and limitations contained in paragraph
     (b) below: (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof; and (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

          (b)  No indemnification shall be provided hereunder to a Covered
     Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office:
     (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who neither are Interested Persons of the Trust nor are parties to the matter based upon a review of readily-available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily-available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder, by appropriate legal proceedings, may challenge any such determination by the Trustees or by independent counsel.

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of any undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it ultimately is determined that he or she is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking; (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily-available facts (as opposed to a trial-type inquiry or full investigation), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

Item 25. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     The Funds currently do not retain an investment adviser. The corresponding MIP Master Portfolio to the Fund is advised by BGFA, a wholly-owned subsidiary of BGI. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

     The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. Information as to the executive officers and directors of BGFA is included in its Form ADV initially filed on November 15, 1984 and updated on March 31, 2004 with the SEC (File No. 801-22609) and is incorporated herein by reference.

Item 26. Principal Underwriters.
         ----------------------

     (a) The Registrant's placement agent, SEI, acts as distributor for: SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, STI Classic Funds, The Arbor Fund, Bishop Street Funds, STI Classic Variable Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, HighMark Funds, Expedition Funds, Oak Associates Funds, The Nevis Fund, Inc., CNI Charter Funds, Amerindo Funds Inc., iShares, Inc., SEI Insurance Products Trust, iShares Trust, Pitcairn Funds, JohnsonFamily Funds, Inc., The MDL Funds, Causeway Capital Management Trust, The Japan Fund, Inc., TT International USA Master Trust, TT International USA Feeder Trust and Barclays Global Investors Funds. SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services and automated execution, clearing and settlement of securities transactions.

     (b) The following is information with respect to each director, officer or partner of SEI. The principal business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

--------------------------------------------------------------------------------
                                                                   Positions and
                                                                   Offices with
Name                     Positions and Offices with SEI                BGIF
--------------------------------------------------------------------------------
William M. Doran         Director, Chairman of the Board                N/A
--------------------------------------------------------------------------------
Carl A. Guarino          Director, Executive Vice President             N/A
--------------------------------------------------------------------------------
Edward D. Loughlin       Director, Executive Vice President             N/A
--------------------------------------------------------------------------------
Mark J. Held             Vice President                                 N/A
--------------------------------------------------------------------------------
Kevin Barr               President and Chief Operating Officer          N/A
--------------------------------------------------------------------------------
Maxine Chou              Chief Financial Officer & Treasurer            N/A
--------------------------------------------------------------------------------
John Munch               Vice President & General Counsel               N/A
--------------------------------------------------------------------------------
Kenneth Zimmer           Senior Vice President                          N/A
--------------------------------------------------------------------------------
Jack May                 Vice President                                 N/A
--------------------------------------------------------------------------------
Kevin P. Robins          Senior Vice President                          N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   Positions and
                                                                   Offices with
Name                     Positions and Offices with SEI                BGIF
--------------------------------------------------------------------------------
Wayne M. Withrow         Director, Executive Vice President             N/A
--------------------------------------------------------------------------------
Timothy D. Barto         Assistant Secretary                            N/A
--------------------------------------------------------------------------------
Robert Crudup            Senior Vice President                          N/A
--------------------------------------------------------------------------------
Richard A. Deak          Assistant Secretary                            N/A
--------------------------------------------------------------------------------
Scott W. Dellorfano      Vice President                                 N/A
--------------------------------------------------------------------------------
Lydia A. Gavalis         Assistant Secretary                            N/A
--------------------------------------------------------------------------------
Greg Gettinger           Vice President                                 N/A
--------------------------------------------------------------------------------
Karen LaTourette         Compliance Officer & Assistant Secretary       N/A
--------------------------------------------------------------------------------
Joanne Nelson            Vice President                                 N/A
--------------------------------------------------------------------------------
Maria Rinehart           Vice President                                 N/A
--------------------------------------------------------------------------------
Michael Farrell          Vice President                                 N/A
--------------------------------------------------------------------------------
Lori L. White            Vice President & Assistant Secretary           N/A
--------------------------------------------------------------------------------
William E. Zitelli, Jr.  Vice President & Assistant Secretary           N/A
--------------------------------------------------------------------------------

     (c)  Not applicable.

Item 27. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of IBT, 200 Clarendon Street, Boston, Massachusetts 02116.

     (b) BGFA and BGI maintain all Records relating to their services as adviser and administrator, respectively, at 45 Fremont Street, San Francisco, California 94105.

     (c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     (d) IBT maintains all Records relating to its services as sub-administrator and custodian at 200 Clarendon Street, Boston, Massachusetts 02116.

Item 28. Management Services.
         -------------------

     Other than as set forth under the caption "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 29. Undertakings.
         ------------

     Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, State of California on the 30th day of April, 2004.

                                                     MASTER INVESTMENT PORTFOLIO


                                                       By: /s/ Michael A. Latham
                                                          ----------------------
                                                               Michael A. Latham
                                                         Secretary and Treasurer
                                    (Principal Financial and Accounting Officer)

     Pursuant to the requirements of the 1940 Act, this Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                Title
----------------------   -------------------------------

/s/ Michael A. Latham    Secretary and Treasurer
----------------------   (Principal Financial and         April 30, 2004
                         Accounting Officer)
Michael A. Latham

           *
----------------------   Trustee                          April 30, 2004
(Mary G. F. Bitterman)

           *
----------------------   Trustee                          April 30, 2004
(Jack S. Euphrat)

           *
----------------------   Trustee                          April 30, 2004
(W. Rodney Hughes)

           *             Chairman, President and Trustee
----------------------   (Principal Executive Officer)    April 30, 2004
(Lee T. Kranefuss)

           *
----------------------   Trustee                          April 30, 2004
(Richard K. Lyons)

           *
----------------------   Trustee                          April 30, 2004
(Leo Soong)


*By:  /s/ Michael A. Latham
      --------------------------------
Michael A. Latham
As Attorney-in-Fact pursuant to powers of attorney as previously filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, this Post-Effective Amendment to the Registration Statement on Form N-1A, pursuant to the Rule 485(b) under the Securities Act of 1933, has been signed on behalf of Barclays Global Investors Funds by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 30th day of April, 2004.

                                          BARCLAYS GLOBAL INVESTORS FUNDS


                                          By:  /s/ Michael A. Latham
                                               ---------------------------------
                                               Michael A. Latham
                                               Secretary and Treasurer
                                               (Principal Financial and
                                                Accounting Officer)

     Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                   Title
-------------------------   -------------------------------

/s/ Michael A. Latham       Secretary and Treasurer
-------------------------   (Principal Financial and
                            Accounting Officer)
(Michael A. Latham)

            *
-------------------------   Trustee
(Mary G. F. Bitterman)

           *
-------------------------   Trustee
(Jack S. Euphrat)

           *
-------------------------   Trustee
(W. Rodney Hughes)

           *                Chairman, President and Trustee
-------------------------   (Principal Executive Officer)
(Lee T. Kranefuss)

           *
-------------------------   Trustee
(Richard K. Lyons)

           *
-------------------------   Trustee
(Leo Soong)


*By:  /s/ Michael A. Latham
      --------------------------------
      Michael A. Latham
      As Attorney-in-Fact pursuant to powers of attorney as previously filed April 30, 2004

                         BARCLAYS GLOBAL INVESTORS FUNDS
                        SEC FILE Nos. 33-54126; 811-7332

                                  EXHIBIT INDEX

Exhibit Number   Description

Exhibit (i)      .  Opinion and Consent of Counsel - Morrison & Foerster LLP

Exhibit (j)(1)   .  Consent of Independent Auditors - PricewaterhouseCoopers LLP